UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                             England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                         Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  011-44-20-3077-6000

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2018

Item 1. Reports to Stockholders.

ASHMORE FUNDS

SEMI ANNUAL FINANCIAL STATEMENTS

April 30, 2018

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

Ashmore Investment Management (US) Corporation is the Distributor for Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectus. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance data quoted in this report represents past performance. Investment return and principal value will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted in this report. For performance information current to the most recent month-end, please call 866 876 8294.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT

For the period November 1, 2017 to April 30, 2018

Overview

The reporting period was marked by a sharp correction in global equity markets in February triggered by a jump in the US average hourly earnings growth number for January from 2.5% to 2.9% thus leading to fears of more rapid Federal interest rate hikes. The sell-off continued into March as fears of a ‘trade war’ between China and the United States dominated market developments.

The White House first announced new tariffs on steel and aluminium imports to the US which rattled global markets and led to the resignation of President Trump’s economic advisor, Gary Cohn. Although these tariffs were eventually watered down when exemptions were negotiated by a number of large trading partners, they were followed by specific actions against China on ‘national security’ grounds for breach of intellectual property, targeting around $50 billion worth of exports to the US. The risk of escalation increased when China responded with tariffs of similar magnitude and President Trump vowed to broaden tariffs on a larger array of Chinese goods.

Newly installed Federal Open Market Committee (FOMC) Chair Jay Powell announced a 25 basis point (bps) hike in the Federal funds rate to 1.75% on March 21, 2018, but the relentless increase in US Treasury yields reversed in March, when risk aversion dominated and long-end yields came down from their highs. US two-year Treasury yields ended the period at 2.49%, while the 10-year yield ended at 2.95%.

Increase in US T-bill supply and other factors led to a spike in LIBOR spreads versus Federal funds rates and increased funding costs on the interbank market.

Emerging Markets (“EM”) were supported by healthy global economic growth, a quiet political calendar, positive developments in EM indices, and strong demand for EM assets. With regard to economics, the gradual recovery and re-balancing trend that started in 2016 continued, and inflation data remained very benign in most markets, except for a few exceptions such as Turkey and Romania.

Emerging Markets ended the reporting period with a number of political highlights. In Brazil, former President Luiz Inacio Lula da Silva was sent to jail, but the electoral outlook remains very uncertain and the Brazilian Real has failed to stabilise. In Russia, the new Office of Foreign Assets Control sanctions announced by the US Treasury went further than previous sanctions in mandating outright bond sales and sent the Ruble 8.7% weaker. In Turkey, President Erdogan called for anticipated elections in June in the hope of stopping the opposition’s momentum. Finally, in Mexico, presidential hopeful Andrés Manuel López Obrador consolidated a seemingly unassailable lead in the presidential race after an important televised debate.

With respect to bond indices, Moody’s affirmed their investment grade (IG) rating on South Africa, which allowed the country to remain in the Bloomberg Barclays Global Aggregate index. Russia was upgraded back to IG by S&P, three years after losing its high-grade status. In addition, Bloomberg and Barclays announced the likely inclusion of Chinese bonds into the flagship Global Aggregate index starting in 2019, with an eventual weight of 6%, subject to the resolution of residual operational issues. This development would more than double the weight of EM bonds in large diversified global bond indices, and may thrust EM debt investing further into the mainstream.

Improved currency performance since 2016 has helped contain inflation in Emerging Markets, which just hit a new cycle low in March, following downside surprises to inflation rates in prominent countries, including South Africa, Brazil, Malaysia, Colombia, Chile, Poland and Uruguay. EM CPI inflation, weighted by the JP Morgan GBI-EM GD, dropped to just 3.3% year-on-year (yoy) in March from 3.4% yoy in February and 4.9% yoy a year ago.

The net result for EM fixed income indices over the period was mixed, with USD denominated indices down and local currency indices up. The JP Morgan EMBI GD was down 2.4%; the broad corporate bonds index (JP Morgan CEMBI BD) was down 1.4%; the reference local currency bond index, the JP Morgan GBI-EM GD, was up 5.2%, and the reference local currency FX index (JP Morgan ELMI+) was up 3.2%.

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Over the period, the Fund’s institutional class underperformed its benchmark, returning +0.05% (net of fees) versus +0.85% for the composite 50% JP Morgan Emerging Markets Bond Index Global Diversified (“JP Morgan EMBI GD”), 25% JP Morgan Government Bond Index - Emerging Markets Global Diversified (“JP Morgan GBI-EM GD”), 25% JP Morgan Emerging Local Markets Index Plus (“JP Morgan ELMI+”). Over the period, JP Morgan EMBI GD returned -2.41%, JP Morgan GBI-EM GD returned 5.15% and JP Morgan ELMI+ returned 3.18%. Local currency contributed to performance while external debt and corporate debt detracted from performance. South Africa, Colombia, and Poland were the main contributors to Fund performance. Venezuela, Russia, and Ecuador were the main detractors from Fund performance.

South Africa was a positive contributor during the period, particularly in January and February on the back of the events that unfolded post the ANC elective conference in December. Once Cyril Ramaphosa ascended to the head of the ANC, he quickly moved to force President Zuma’s resignation, thus assuming the state presidency himself. He also reshuffled the cabinet to give it a more market friendly face, notably through the re-appearance of former (and new) Finance Minister Nhlanhla Nene as well as Pravin Gordhan as Minster of Public Enterprises (both had been fired by Zuma). These appointments increased the market’s confidence that the country will finally tackle the endemic corruption, mismanagement of SOE’s and importantly reduce fiscal slippage (which, among others, caused the country’s downgrades in October last year).

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +5.31% (net of fees) versus +5.15% for the JP Morgan GBI-EM GD. Allocations to the South African Rand, Colombian Peso, and Polish Zloty were the main contributors to Fund performance. Allocations to the Indian Rupee, Argentine Peso, and Russian Ruble were the main detractors from Fund performance.

South Africa was a positive contributor during the period, particularly in January and February on the back of the events which unfolded post the ANC elective conference in December. Once Cyril Ramaphosa ascended to the head of the ANC, he quickly moved to force President Zuma’s resignation, thus assuming the state presidency himself. He also reshuffled the cabinet to give it a more market friendly face, notably through the re-appearance of former (and new) Finance Minister Nhlanhla Nene as well as Pravin Gordhan as Minster of Public Enterprises (both had been fired by Zuma). These appointments increased the market’s confidence that the country will finally tackle the endemic corruption, mismanagement of SOE’s and importantly reduce fiscal slippage (which, among others, caused the country’s downgrades in October last year).

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class out performed its benchmark, returning -1.26% (net of fees) versus -1.44% for the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (“JP Morgan CEMBI BD”). Ukraine, United Arab Emirates, and Nigeria were the main contributors to Fund performance. Russia, Jamaica, and Israel were the main detractors from Fund performance.

Russia was a detractor in the period due to exposure to banking credits in the country. The ongoing consolidation in the local banking system, which is being pursued aggressively by the Russian Central Bank continued to put pressure on the sector. As such, credits from the banking sector detracted from Fund performance during the earlier part of the period.

Ukraine was a contributor to performance. The positive performance in Ukraine came in part from a steel company and an integrated energy producer. The general strength in commodity prices was supportive for both credits. Also, in the case of the steel producer, the company has launched a liability management exercise aimed at retiring short term debt and replacing it with longer dated bonds and loans. This is credit positive for the company and the markets have reacted as such.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (the “Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +0.04% (net of fees) versus +0.34% for the JP Morgan CEMBI BD 1-3 Year. Venezuela, United Arab Emirates, and Brazil were the main contributors to Fund performance. Russia, Jamaica, and Ecuador were the main detractors from Fund performance.

Venezuela, an off benchmark allocation was a noteworthy contributor during the period. Spreads tightened in Venezuela even as arrears on the country’s bonds continued to increase. The improved sentiment is likely due to an agreement to delay presidential elections to May 20, offering an element of optimism about eventual political change. Bond prices have been trending up since the announcement of the postponement. The market also reacted positively to the announcement that Euroclear had finally released a coupon payment (nearly two months after receipt) for a Petróleos de Venezuela, S.A (PDVSA) bond, raising some hopes that Venezuela would attempt to maintain payments on other outstanding obligations, even if selectively.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +5.08% (net of fees) versus +4.80% for the MSCI Emerging Markets Index. China, South Korea, and South Africa were the main contributors to Fund performance. Russia, Mexico, and Indonesia were the main detractors from Fund performance.

In China, economic growth was well supported and targeted financial deleveraging is going some way to appease foreign investor concerns over China’s ability to manage its debt dynamics. In addition, the Chinese market was supported by robust economic growth and ongoing strong consumption growth trends.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalisation EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +6.92% (net of fees) versus +5.58% for the MSCI Emerging Markets Small Cap Index. South Korea, China, and Malaysia were the main contributors to Fund performance. Taiwan, Poland, and Brazil were the main detractors from Fund performance.

South Korea performed well, with investor sentiment supported by the potential for improved relations with North Korea. Later, the country’s performance was driven higher by speculation that the government would force the National Pension Service (NPS) to increase its investment in the predominantly small cap KOSDAQ index.

In China, economic growth was well supported and targeted financial deleveraging is going some way to appease foreign investor concerns over China’s ability to manage its debt dynamics. In addition, the Chinese market was supported by robust economic growth and ongoing strong consumption growth trends.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Over the period, the Fund’s institutional class outperformed its benchmark, returning +6.60% (net of fees) versus +6.20% for the MSCI Frontier Markets Index. Egypt, Nigeria, and Kenya were the main contributors to Fund performance. Philippines, Georgia, and the United Kingdom were the main detractors from Fund performance.

Egypt performed strongly as ongoing reforms under President Abdel Fattah el-Sisi begin to deliver improvement. Inflation, which peaked at 33% in July 2017 following the devaluation of the Egyptian pound in Q4 2016, moderated to 14% in February 2018. Inflation expectations are for 10-15% by year end, which has enabled monetary easing by the central bank. FX reserves, remittances and exports have all increased. Feedback from corporates in the consumer sector point to volume improvement, supporting the view that the economy is recovering. The one-sided presidential election at the end of the quarter reflected President Sisi’s strong power base.

We increased our exposure to Nigeria as growth accelerated on higher energy prices, higher hydrocarbon production, better access to foreign currency and signs of improvement in the non-oil sector. Improving fiscal and external balances are supporting planned government investments in infrastructure and lowering volatility in the exchange rate for investors. We believe that policy stimulus is likely to happen, given the start of the 2019 election cycle. However, based on feedback from corporates, private sector fixed capital investment is likely to be relatively muted until after the elections. Our holdings are broadly diverse across banks, infrastructure, consumer and energy stocks.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +4.67% (net of fees) versus +4.80% for the MSCI Emerging Markets Index. China, South Africa, and Brazil were the main contributors to Fund performance. Taiwan, India, and United Arab Emirates were the main detractors from Fund performance.

In China, economic growth was well supported and targeted financial deleveraging is going some way to appease foreign investor concerns over China’s ability to manage its debt dynamics. In addition, the Chinese market was supported by robust economic growth and ongoing strong consumption growth trends.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or the “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from November 1, 2017 or the inception date (if later), through April 30, 2018.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Total Return Fund Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including INSTITUTIONAL CLASS the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448204059 Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820405 and Cumulative Return Chart. BLOOMBERG: EMKIX US Average Annual Total Return For The Period Ended April 30, 2018 6 Months 1 Year 5 Year1 Since incpt1 TICKER: EMKIX Institutional Class1 0.05% 4.31% 1.71% 3.63% RETAIL CLASS A Retail Class A (load-waived)1 -0.09% 4.17% 1.43% 3.37% Launch date: May 12, 2011 Retail Class A (unadjusted)1,2 -4.08% 0.01% 0.61% 2.80% Minimum initial investment: $1,000 Retail Class C (load-waived)1 -0.52% 3.21% 0.66% 2.59% ISIN: US0448208357 Retail Class C (unadjusted)1,2 -1.48% 2.24% 0.66% 2.59% CUSIP: 044820835 50/25/25 Composite Benchmark3 0.85% 4.31% 1.26% 3.26% BLOOMBERG: EMKAX US TICKER: EMKAX Cumulative Returns Through April 30, 2018 (% of NAV) Top 5 country exposures (% of NAV) 1,400 Institutional Class Brazil 9.5 RETAIL CLASS C Fund Benchmark $1,301,537 Launch date: May 12, 2011 Mexico 8.0 1,300 Minimum initial investment: $1,000 Indonesia 6.5 ISIN: US0448208274 1,200 Ecuador 6.2 CUSIP: 044820827 1,100 South Africa 5.9 BLOOMBERG: EMKCX US Source: Ashmore. Top 5 country exposure TICKER: EMKCX 1,000 Index3 based on aggregate allocation to investment $1,267,813 instruments The above excludes related tocash countries and equivalents shown above. as All sources are Ashmore unless 900 well as G-7 countries and certain hedge related otherwise indicated. Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 transactions. Data as of April 30, 2018. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2018) $1,000.50 $999.10 $994.80 $1,019.74 $1,018.50 $1,014.78 Expense Ratio (Gross / Net) 1.12% / 1.02% 1.37% / 1.27% 2.12% / 2.02% 1.12% / 1.02% 1.37% / 1.27% 2.12% / 2.02% Expenses Paid* $5.06 $6.29 $9.99 $5.11 $6.36 $10.09 *Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Local Currency Bond Fund Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer. INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448202079 Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820207 and Cumulative Return Chart. BLOOMBERG: ELBIX US Average Annual Total Return For The Period Ended April 30, 2018 6 Months 1 Year 5 Year1 Since incpt1 TICKER: ELBIX Institutional Class1 5.31% 8.93% -2.14% 1.11% RETAIL CLASS A Retail Class A (load-waived)1 5.30% 8.65% -2.37% 0.87% Launch date: May 12, 2011 Retail Class A (unadjusted)1,2 0.64% 4.30% -3.16% 0.32% Minimum initial investment: $1,000 Retail Class C (load-waived)1 4.84% 7.97% -3.12% 0.11% ISIN: US0448208761 Retail Class C (unadjusted)1,2 3.84% 6.97% -3.12% 0.11% CUSIP: 044820876 JP Morgan GBI-EM GD3 5.15% 8.38% -1.92% 1.22% BLOOMBERG: ELBAX US TICKER: ELBAX Cumulative Returns Through April 30, 2018 (% of NAV) Top 5 country exposures (% of NAV) 1,300 South Africa 13.6 RETAIL CLASS C Fund Benchmark Index3 Launch date: May 12, 2011 Mexico 12.0 1,200 $1,093,875 Minimum initial investment: $1,000 Poland 12.0 ISIN: US0448208688 1,100 Brazil 10.8 CUSIP: 044820868 1,000 Indonesia 10.6 BLOOMBERG: ELBCX US based Source: on Ashmore. aggregate Top allocation 5 country to investment exposure TICKER: ELBCX 900 Institutional Class instruments related to countries shown above. $1,085,807 The above excludes cash and equivalents as All sources are Ashmore unless 800 well as G-7 countries and certain hedge related otherwise indicated. Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 transactions. Data as of April 30, 2018. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index - Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2018) $1,053.10 $1,053.00 $1,048.40 $1,019.98 $1,018.74 $1,015.03 Expense Ratio (Gross / Net) 1.28% / 0.97% 1.54% / 1.22% 2.29% / 1.97% 1.28% / 0.97% 1.54% / 1.22% 2.29% / 1.97% Expenses Paid* $4.94 $6.21 $10.01 $4.86 $6.11 $9.84 *Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Corporate Debt Fund Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820504 and Cumulative Return Chart. BLOOMBERG: EMCIX US Average Annual Total Return For The Period Ended April 30, 2018 6 Months 1 Year 5 Year1 Since incpt1 TICKER: EMCIX Institutional Class1 -1.26% 5.59% 4.27% 5.68% RETAIL CLASS A Retail Class A (load-waived)1 -1.32% 5.41% 4.02% 5.41% Launch date: May 12, 2011 Retail Class A (unadjusted)1,2 -5.27% 1.19% 3.18% 4.83% Minimum initial investment: $1,000 Retail Class C (load-waived)1 -1.68% 4.50% 3.23% 4.62% ISIN: US0448206039 Retail Class C (unadjusted)1,2 -2.64% 3.52% 3.23% 4.62% CUSIP: 044820603 JP Morgan CEMBI BD3 -1.44% 1.84% 3.77% 5.14% BLOOMBERG: ECDAX US TICKER: ECDAX Cumulative Returns Through April 30, 2018 (% of NAV) Top 5 country exposures (% of NAV) 1,700 Institutional Class Brazil 21.7 RETAIL CLASS C Fund Benchmark $1,504,646 Launch date: May 12, 2011 United Arab Emirates 7.3 Minimum initial investment: $1,000 1,500 China 6.7 Israel 6.5 ISIN: US0448207029 1,300 CUSIP: 044820702 Jamaica 5.8 BLOOMBERG: ECDCX US Index3 1,100 Source: Ashmore. Top 5 country exposure TICKER: ECDCX $1,448,789 based on aggregate allocation to investment instruments The above excludes related to cash countries and equivalents shown above. as All sources are Ashmore unless 900 well as G-7 countries and certain hedge related otherwise indicated. Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 transactions. Data as of April 30, 2018. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2018) $987.40 $986.80 $983.20 $1,018.99 $1,017.75 $1,014.03 Expense Ratio (Gross / Net) 1.27% / 1.17% 1.52% / 1.42% 2.27% / 2.17% 1.27% / 1.17% 1.52% / 1.42% 2.27% / 2.17% Expenses Paid* $5.77 $7.00 $10.67 $5.86 $7.10 $10.84 *Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Short Duration Fund

Average Annual Total Return For The Period Ended April 30, 2018	6 Months[1]	1 Year[1]	Since incpt[1]
Institutional Class[1]	0.05%	5.37%	8.95%
Retail Class A (load-waived)[1]	-0.12%	5.15%	8.67%
Retail Class A (unadjusted)[1,2]	-4.11%	0.94%	7.52%
Retail Class C (load-waived)[1]	-0.48%	4.33%	7.85%
Retail Class C (unadjusted)[1,2]	-1.43%	3.37%	7.85%
JP Morgan CEMBI BD 1-3 Year[3]	0.34%	1.45%	3.02%

Cumulative Returns Through April 30, 2018 (% of NAV)

1,500
1,400
1,300
1,200
1,100
1,000
900
Fund
Benchmark
Institutional Class
$1,390,893
Index[3]
$1,121,563
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18

Top 5 country exposures (% of NAV)	
Brazil	17.9
Ecuador	15.8
United Arab Emirates	8.8
China	6.5
Venezuela	5.7

Share class information

INSTITUTIONAL CLASS
Launch date: June 24, 2014
Minimum initial investment: $1,000,000
ISIN: US0448206948
CUSIP: 044820694
BLOOMBERG: ESFIX US
TICKER: ESFIX

RETAIL CLASS A
Launch date: September 23, 2014
Minimum initial investment: $1,000
ISIN: US0448207284
CUSIP: 044820728
BLOOMBERG: ESFAX US
TICKER: ESFAX

RETAIL CLASS C
Launch date: June 13, 2017
Minimum initial investment: $1,000
ISIN: US0448207102
CUSIP: 044820710
BLOOMBERG: ESFCX US
TICKER: ESFCX

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (11/1/2017)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/2018)	$1,000.50	$998.80	$995.20	$1,021.47	$1,020.23	$1,016.51
Expense Ratio (Gross / Net)	0.78% / 0.67%	1.03% / 0.92%	1.78% / 1.67%	0.78% / 0.67%	1.03% / 0.92%	1.78% / 1.67%
Expenses Paid*	$3.32	$4.56	$8.26	$3.36	$4.61	$8.35

*Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).). Class C expenses are multiplied by 140/365 days (first live 6/13/2017). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Corporate Debt Fund Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820504 and Cumulative Return Chart. BLOOMBERG: EMCIX US Average Annual Total Return For The Period Ended April 30, 2018 6 Months 1 Year 5 Year1 Since incpt1 TICKER: EMCIX Institutional Class1 -1.26% 5.59% 4.27% 5.68% RETAIL CLASS A Retail Class A (load-waived)1 -1.32% 5.41% 4.02% 5.41% Launch date: May 12, 2011 Retail Class A (unadjusted)1,2 -5.27% 1.19% 3.18% 4.83% Minimum initial investment: $1,000 Retail Class C (load-waived)1 -1.68% 4.50% 3.23% 4.62% ISIN: US0448206039 Retail Class C (unadjusted)1,2 -2.64% 3.52% 3.23% 4.62% CUSIP: 044820603 JP Morgan CEMBI BD3 -1.44% 1.84% 3.77% 5.14% BLOOMBERG: ECDAX US TICKER: ECDAX Cumulative Returns Through April 30, 2018 (% of NAV) Top 5 country exposures (% of NAV) 1,700 Institutional Class Brazil 21.7 RETAIL CLASS C Fund Benchmark $1,504,646 Launch date: May 12, 2011 United Arab Emirates 7.3 Minimum initial investment: $1,000 1,500 China 6.7 Israel 6.5 ISIN: US0448207029 1,300 CUSIP: 044820702 Jamaica 5.8 BLOOMBERG: ECDCX US Index3 1,100 Source: Ashmore. Top 5 country exposure TICKER: ECDCX $1,448,789 based on aggregate allocation to investment instruments The above excludes related to cash countries and equivalents shown above. as All sources are Ashmore unless 900 well as G-7 countries and certain hedge related otherwise indicated. Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 transactions. Data as of April 30, 2018. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2018) $987.40 $986.80 $983.20 $1,018.99 $1,017.75 $1,014.03 Expense Ratio (Gross / Net) 1.27% / 1.17% 1.52% / 1.42% 2.27% / 2.17% 1.27% / 1.17% 1.52% / 1.42% 2.27% / 2.17% Expenses Paid* $5.77 $7.00 $10.67 $5.86 $7.10 $10.84 *Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Active Equity Fund Ashmore Emerging Markets Active Equity Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in equity securities and equity-related investments of emerging market issuers, which may be denominated in any currency, including the local currency of INSTITUTIONAL CLASS the issuer. Launch date: November 1, 2016 Minimum initial investment: $1,000,000 ISIN: US0448205957 Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820595 and Cumulative Return Chart. BLOOMBERG: EMQIX US Average Annual Total Return For The Period Ended April 30, 2018 6 Months 1 Year Since incpt TICKER: EMQIX Institutional Class 5.08% 25.31% 21.92% RETAIL CLASS A Retail Class A (load-waived) 4.95% 25.08% 21.69% 1 -0.56% 18.52% 17.37% Launch date: November 1, 2016 Retail Class A (unadjusted) Minimum initial investment: $1,000 Retail Class C (load-waived) 4.54% 24.37% 20.87% ISIN: US0448206294 Retail Class C (unadjusted)1 3.58% 23.37% 20.87% CUSIP: 044820629 MSCI EM NET2 4.80% 21.71% 20.97% BLOOMBERG: EMQAX US TICKER: EMQAX Cumulative Returns Through April 30, 2018 (% of NAV) Top 5 country exposures (% of NAV) 1,500 Institutional Class China 26.3 RETAIL CLASS C Fund Benchmark $1,344,390 Launch date: November 1, 2016 1,400 South Korea 22.8 Minimum initial investment: $1,000 Taiwan 15.7 1,300 ISIN: US0448206112 Index2 Brazil 11.4 CUSIP: 044820611 1,200 $1,328,814 Hong Kong 4.7 BLOOMBERG: EMQCX US 1,100 Source: Ashmore. Top 5 country exposure TICKER: EMQCX based on aggregate allocation to investment 1,000 instruments related to countries shown above. The above excludes cash and equivalents as All sources are Ashmore unless 900 well as G-7 countries and certain hedge related otherwise indicated. Nov-16 Feb-17 May-17 Aug-17 Nov-17 Feb-18 transactions. Data as of April 30, 2018. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2018) $1,050.80 $1,049.50 $1,045.40 $1,019.74 $1,018.50 $1,014.78 Expense Ratio (Gross / Net) 1.61% / 1.02% 1.86% / 1.27% 2.61% / 2.02% 1.61% / 1.02% 1.86% / 1.27% 2.61% / 2.02% Expenses Paid* $5.19 $6.45 $10.24 $5.11 $6.36 $10.09 *Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Small-Cap Equity Fund Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks Share class information to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Emerging Market small-capitalization issuers, which may be denominated in any INSTITUTIONAL CLASS currency, including the local currency of the issuer. Launch date: October 4, 2011 Minimum initial investment: $1,000,000 ISIN: US0448201162 Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820116 and Cumulative Return Chart. BLOOMBERG: ESCIX US Average Annual Total Return For The Period Ended April 30, 2018 6 Months 1 Year 5 Year1 Since incpt1 TICKER: ESCIX Institutional Class1 6.92% 16.56% 5.83% 8.69% RETAIL CLASS A Retail Class A (load-waived)1 6.74% 16.38% 5.58% 8.38% Launch date: February 1, 2012 Retail Class A (unadjusted)1,2 1.13% 10.26% 4.44% 7.50% Minimum initial investment: $1,000 Retail Class C (load-waived)1 6.36% 15.56% 4.76% 7.59% ISIN: US0448207938 Retail Class C (unadjusted)1,2 5.36% 14.56% 4.76% 7.59% CUSIP: 044820793 MSCI EM Small Cap NET3 5.58% 17.16% 4.14% 7.68% BLOOMBERG: ESSAX US TICKER: ESSAX Cumulative Returns Through April 30, 2018 (% of NAV) Top 5 country exposures (% of NAV) 2,000 Institutional Class China 26.2 RETAIL CLASS C Fund Benchmark $1,729,405 Launch date: August 24, 2012 Taiwan 19.8 1,800 South Korea 18.0 Minimum initial investment: $1,000 ISIN: US0448207854 1,600 India 12.7 CUSIP: 044820785 1,400 Brazil 6.6 BLOOMBERG: ESSCX US Source: Ashmore. Top 5 country exposure TICKER: ESSCX Index3 based on aggregate allocation to investment 1,200 $1,626,773 instruments The above excludes related to cash countries and equivalents shown above. as All sources are Ashmore unless 1,000 well as G-7 countries and certain hedge related otherwise indicated. Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 Oct-17 transactions. Data as of April 30, 2018. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2018) $1,069.20 $1,067.40 $1,063.60 $1,017.26 $1,016.02 $1,012.30 Expense Ratio (Gross / Net) 1.94% / 1.52% 2.20% / 1.77% 2.94% / 2.52% 1.94% / 1.52% 2.20% / 1.77% 2.94% / 2.52% Expenses Paid* $7.80 $9.07 $12.89 $7.60 $8.85 $12.57 *Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Frontier Equity Fund Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the INSTITUTIONAL CLASS issuer. Launch date: November 5, 2013 Minimum initial investment: $1,000,000 ISIN: US0448207367 Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820736 and Cumulative Return Chart. BLOOMBERG: EFEIX US Average Annual Total Return For The Period Ended April 30, 2018 6 Months 1 Year Since incpt1 TICKER: EFEIX Institutional Class 6.60% 19.40% 7.84% RETAIL CLASS A Retail Class A (load-waived)1 6.62% 19.28% 7.56% Launch date: May 7, 2014 Retail Class A (unadjusted)1,2 1.02% 13.01% 6.27% Minimum initial investment: $1,000 Retail Class C (load-waived)1 6.20% 18.47% 6.71% ISIN: US0448207516 Retail Class C (unadjusted)1,2 5.22% 17.47% 6.71% CUSIP: 044820751 MSCI Frontier Markets NET3 6.20% 21.84% 6.18% BLOOMBERG: EFEAX US TICKER: EFEAX Cumulative Returns Through April 30, 2018 (% of NAV) Top 5 country exposures (% of NAV) 1,600 Institutional Class Argentina 18.2 RETAIL CLASS C Fund Benchmark $1,404,010 Launch date: May 7, 2014 Nigeria 11.6 Minimum initial investment: $1,000 1,400 Kuwait 9.9 United Arab Emirates 8.9 ISIN: US0448207441 1,200 CUSIP: 044820744 3 Egypt 8.8 BLOOMBERG: EFECX US Index Source: Ashmore. Top 5 country exposure TICKER: EFECX 1,000 $1,308,734 instruments based on aggregate related to allocation countries shown to investment above. The above excludes cash and equivalents as All sources are Ashmore unless 800 well as G-7 countries and certain hedge related otherwise indicated. Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 transactions. Data as of April 30, 2018. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2018) $1,066.00 $1,066.20 $1,062.00 $1,017.26 $1,016.02 $1,012.30 Expense Ratio (Gross / Net) 1.88% / 1.52% 2.13% / 1.77% 2.88% / 2.52% 1.88% / 1.52% 2.13% / 1.77% 2.88% / 2.52% Expenses Paid* $7.79 $9.07 $12.88 $7.60 $8.85 $12.57 *Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Equity Fund* Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve Share class information its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer. INSTITUTIONAL CLASS Launch date: June 22, 2011 Minimum initial investment: *Effective November 1, 2017 the Fund’s name changed from Ashmore Emerging Markets Value Fund to Ashmore Emerging $1,000,000 Markets Equity Fund. ISIN: US0448208191 Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820819 and Cumulative Return Chart. BLOOMBERG: EMFIX US Average Annual Total Return For The Period Ended April 30, 2018 6 Months 1 Year1 5 Year1 Since incpt1 TICKER: EMFIX Institutional Class1 4.67% 22.44% 5.49% 2.83% RETAIL CLASS A Retail Class A (load-waived)1 4.54% 22.19% 5.20% 2.52% Launch date: February 27, 2012 Retail Class A (unadjusted)1,2 -0.95% 15.77% 4.06% 1.72% Minimum initial investment: $1,000 Retail Class C (load-waived)1 4.24% 21.35% 4.39% 1.77% ISIN: US0448207771 Retail Class C (unadjusted)1,2 3.28% 20.35% 4.39% 1.77% CUSIP: 044820777 MSCI EM NET3 4.80% 21.71% 4.73% 3.03% BLOOMBERG: EMEAX US TICKER: EMEAX Cumulative Returns Through April 30, 2018 (% of NAV) Top 5 country exposures (% of NAV) 1,400 Index3 China 26.8 RETAIL CLASS C Fund Benchmark $1,227,611 Taiwan 14.1 Launch date: March 7, 2017 1,200 Minimum initial investment: $1,000 South Africa 10.2 South Korea 10.1 ISIN: US0448207698 1,000 CUSIP: 044820769 India 9.7 BLOOMBERG: EMECX US Source: Ashmore. Top 5 country exposure TICKER: EMECX 800 Institutional Class based on aggregate allocation to investment $1,210,931 The instruments above excludes related to cash countries and equivalents shown above. as All sources are Ashmore unless 600 well as G-7 countries and certain hedge related otherwise indicated. Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 transactions. Data as of April 30, 2018. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (03/07/2017), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2017) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2018) $1,046.70 $1,045.40 $1,042.40 $1,018.99 $1,017.75 $1,014.03 Expense Ratio (Gross / Net) 1.77% / 1.17% 2.12% / 1.42% 2.90% / 2.17% 1.77% / 1.17% 2.12% / 1.42% 2.90% / 2.17% Expenses Paid* $5.94 $7.20 $10.99 $5.86 $7.10 $10.84 *Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2018 (Unaudited)

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Debt Fund
ASSETS:
Investments in securities, at value	$1,231,889,620	$59,777,522	$327,369,616
Investments in fully funded total return swaps, at value	3,554,221	2,098,391	—
Deposit held at broker	459,638	643,103	—
Cash	140,312,986	13,393,643	24,760,427
Foreign currency, at value	1,522,218	—	29,322
Unrealized appreciation on forward foreign currency exchange contracts	3,414,606	247,618	32,838
Variation margin receivable on centrally cleared swap contracts	20,614	51	—
Unrealized appreciation on interest rate swap contracts	—	19,115	—
Due from broker	—	148,024	—
Receivable for securities and currencies sold	268,450	402,063	4,951,885
Receivable for fund shares sold	638,166	—	387,945
Receivable from Investment Manager	97,213	20,527	32,715
Interest and dividends receivable	18,295,360	1,260,756	4,594,415
Other assets	38,192	24,142	68,167
Total Assets	1,400,511,284	78,034,955	362,227,330
LIABILITIES:
Due to custodian	—	114,564	—
Unrealized depreciation on forward foreign currency exchange contracts	9,192,881	731,776	—
Variation margin payable on centrally cleared swap contracts	77,828	21,553	—
Unrealized depreciation on interest rate swap contracts	—	11,008	—
Payable for securities and currencies purchased	801,974	654,902	8,979,083
Payable for when-issued securities	—	—	700,000
Payable for fund shares redeemed	446,601	110,056	247,162
Distributions payable	2,721,352	—	644,585
Due to broker	3,388,472	210,273	—
Investment Manager fee payable	1,142,456	59,967	331,855
Trustees’ fees payable	32,567	2,491	8,775
Deferred foreign capital gains taxes payable	—	—	—
Other liabilities	190,072	27,171	57,772
Total Liabilities	17,994,203	1,943,761	10,969,232
Net Assets	$1,382,517,081	$76,091,194	$351,258,098
NET ASSETS:
Paid in capital	$1,474,907,942	$77,803,099	$394,520,471
Undistributed (distributions in excess of) net investment income (loss)	18,327,417	1,582,473	(148,649)
Accumulated net realized gain (loss)	(62,537,131)	(1,584,810)	(35,182,267)
Net unrealized appreciation (depreciation)	(48,181,147)	(1,709,568)	(7,931,457)
Net Assets	$1,382,517,081	$76,091,194	$351,258,098

Net Assets:
Class A	$19,495,304	$ 1,401,793	$ 9,923,831
Class C	5,745,627	130,285	9,326,838
Institutional Class	1,357,276,150	74,559,116	332,007,429

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	2,458,052	186,921	1,208,519
Class C	725,973	17,518	1,137,174
Institutional Class	168,623,505	9,568,223	38,813,044

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$7.93	$ 7.50	$ 8.21
Class C	7.91	7.44	8.20
Institutional Class	8.05	7.79	8.55

Cost of Investments in securities	$1,273,127,629	$60,876,399	$335,333,237
Cost of Investments in fully funded total return swaps	$4,248,029	$ 2,336,949	$ —
Cost of foreign currency held	$1,492,014	$ —	$ 29,985

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund

$246,576,710	$17,909,614	$43,833,538	$99,861,608	$29,896,611
—	—	—	—	—
—	—	—	—	—
23,322,433	1,016,142	770,469	2,821,169	306,552
45,554	3,880	8,373	1,027,608	10,013
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
1,389,175	423,974	105,320	434,384	67,474
610,272	—	25,000	238,273	—
22,330	9,273	18,792	32,637	13,388
3,395,354	9,578	10,305	290,759	31,607
18,463	7,197	12,114	59,168	40,659
275,380,291	19,379,658	44,783,911	104,765,606	30,366,304

—	—	—	—	—
—	—	—	—	294
—	—	—	—	—
—	—	—	—	—
8,244,104	582,153	366,999	1,879,434	376,407
—	—	—	—	—
2,553,920	—	802,720	413,178	—
1,003,778	—	—	—	—
—	—	—	—	—
138,627	15,470	56,043	127,279	28,774
3,264	513	972	2,029	299
—	—	88,258	—	—
37,550	14,968	21,549	39,054	17,078
11,981,243	613,104	1,336,541	2,460,974	422,852
$263,399,048	$18,766,554	$43,447,370	$102,304,632	$29,943,452

$265,205,106	$16,212,372	$40,584,662	$90,041,832	$29,330,065
655,081	(14,156)	(205,081)	689,204	(6,844)
(228,248)	1,707,276	(493,173)	3,994,907	842,037
(2,232,891)	861,062	3,560,962	7,578,689	(221,806)
$263,399,048	$18,766,554	$43,447,370	$102,304,632	$29,943,452

$17,676,038	$13,230	$1,184,206	$8,972,517	$139,352
776,158	13,106	291,883	562,786	1,267
244,946,852	18,740,218	41,971,281	92,769,329	29,802,833

1,754,543	1,083	109,265	916,466	12,116
79,994	1,082	25,531	58,788	115
24,767,097	1,529,819	3,017,667	8,233,440	2,682,446

$10.07	$12.22	$10.84	$9.79	$11.50
9.70	12.11	11.43	9.57	11.04
9.89	12.25	13.91	11.27	11.11

$248,810,929	$17,048,371	$40,184,345	$92,335,226	$30,118,236
$—	$—	$—	$—	$—
$44,226	$3,997	$8,329	$1,027,954	$10,012

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Six Month Period Ended April 30, 2018 (Unaudited)

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Debt Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$34,159,488	$2,288,668	$11,872,020
Payment-in-kind interest, net of foreign tax withholdings*	—	—	1,305,900
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	34,159,488	2,288,668	13,177,920
EXPENSES:
Investment Manager fees	6,140,064	355,688	2,085,014
Administration fees	122,791	7,487	36,258
Custody fees	229,988	42,093	36,384
Professional fees	154,070	26,494	54,886
Trustees’ fees	63,684	4,361	18,505
Offering expenses and registration fees	81,778	25,504	50,424
Insurance fees	19,894	2,245	6,468
Printing fees	19,189	5,328	7,748
Distribution and servicing fees - Class A	24,063	1,370	14,848
Distribution and servicing fees - Class C	22,745	580	49,817
Other	32,265	10,562	10,734
Total Expenses	6,910,531	481,712	2,371,086
Less expenses reimbursed by the Investment Manager	(606,348)	(116,574)	(185,143)
Net Expenses	6,304,183	365,138	2,185,943
Net Investment Income (Loss)	27,855,305	1,923,530	10,991,977
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	968,582	(753,866)	(2,062,572)
Forward foreign currency exchange contracts	6,580,312	679,545	5,512
Interest rate swap contracts	1,646,925	140,713	—
Foreign exchange transactions	871,414	145,308	8,743
Net Realized Gain (Loss)	10,067,233	211,700	(2,048,317)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $-, $89,550, $(291,756), and $-, respectively)	(40,795,034)	1,423,233	(13,537,042)
Forward foreign currency exchange contracts	(2,249,528)	282,355	13,245
Investments in fully funded total return swaps	(95,126)	(1,255)	—
Interest rate swap contracts	(1,090,424)	(42,453)	—
Foreign exchange translations	57,897	12,995	1,654
Change in Net Unrealized Appreciation (Depreciation)	(44,172,215)	1,674,875	(13,522,143)
Net Realized and Unrealized Gains (Losses)	(34,104,982)	1,886,575	(15,570,460)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,249,677)	$3,810,105	$ (4,578,483)
* Foreign Tax Withholdings	$650,647	$ 119,148	$ —

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund

$7,756,972	$44	$—	$2,418	$294
—	—	—	—	—
—	89,321	239,492	1,419,917	148,958
7,756,972	89,365	239,492	1,422,335	149,252

716,314	93,945	311,280	705,269	118,783
22,039	1,879	4,150	9,403	2,066
19,700	9,708	29,013	95,092	12,016
33,692	13,882	16,376	21,967	12,962
10,158	1,006	2,126	4,985	990
39,568	21,672	26,255	32,948	25,605
4,388	278	766	1,487	185
7,551	5,297	5,924	7,146	5,311
17,638	17	1,233	10,270	176
2,747	66	1,376	2,588	12
6,703	3,436	6,823	5,472	4,994
880,498	151,186	405,322	896,627	183,100
(121,759)	(55,589)	(87,268)	(169,097)	(62,021)
758,739	95,597	318,054	727,530	121,079
6,998,233	(6,232)	(78,562)	694,805	28,173

572,477	1,747,350	2,098,481	4,337,461	1,240,796
(53,367)	—	(627)	—	2,808
—	—	—	—	—
(29,457)	(8,801)	(46,427)	(70,121)	(5,974)
489,653	1,738,549	2,051,427	4,267,340	1,237,630

(7,873,258)	(824,236)	599,251	756,561	(1,710,376)
—	—	—	—	(294)
—	—	—	—	—
—	—	—	—	—
(5,081)	39	12,229	(8,865)	234
(7,878,339)	(824,197)	611,480	747,696	(1,710,436)
(7,388,686)	914,352	2,662,907	5,015,036	(472,806)
$(390,453)	$908,120	$2,584,345	$5,709,841	$(444,633)
$21,859	$17,783	$29,563	$109,087	$20,697

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Month Period Ended April 30, 2018 (Unaudited) and the Fiscal Year Ended October 31, 2017

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Corporate Debt Fund
	2018	2017	2018	2017	2018	2017
OPERATIONS:
Net investment income (loss)	$27,855,305	$61,296,167	$1,923,530	$4,122,082	$10,991,977	$21,082,493
Net realized gain (loss)	10,067,233	30,056,490	211,700	2,665,136	(2,048,317)	4,232,565
Net change in unrealized appreciation (depreciation)	(44,172,215)	(10,655,233)	1,674,875	(1,063,110)	(13,522,143)	17,153,785
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,249,677)	80,697,424	3,810,105	5,724,108	(4,578,483)	42,468,843

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(409,472)	(348,466)	(18,606)	(32,535)	(336,773)	(661,364)
From net realized gains	(252,574)	—	—	—	—	—
Tax return of capital	—	—	—	(11,983)	—	(21,620)

Total Distributions to Class A Shareholders	(662,046)	(348,466)	(18,606)	(44,518)	(336,773)	(682,984)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(84,082)	(168,371)	(1,830)	(2,916)	(248,186)	(407,649)
From net realized gains	(56,438)	—	—	—	—	—
Tax return of capital	—	—	—	(1,194)	—	(15,724)

Total Distributions to Class C Shareholders	(140,520)	(168,371)	(1,830)	(4,110)	(248,186)	(423,373)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(27,235,844)	(57,767,974)	(1,024,709)	(2,631,755)	(10,204,063)	(18,700,293)
From net realized gains	(15,154,357)	—	—	—	—	—
Tax return of capital	—	—	—	(1,042,650)	—	(612,632)

Total Distributions to Institutional Class Shareholders	(42,390,201)	(57,767,974)	(1,024,709)	(3,674,405)	(10,204,063)	(19,312,925)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	1,978,978	14,843,722	467,486	51,796	(1,602,218)	(155,365)
Net increase (decrease) in net assets resulting from Class C share transactions	2,018,200	1,387,298	29,567	26,258	210,633	2,985,359
Net increase (decrease) in net assets resulting from Institutional Class share transactions	294,904,358	279,646,777	(12,930,727)	1,966,867	8,059,483	101,612,097

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	298,901,536	295,877,797	(12,433,674)	2,044,921	6,667,898	104,442,091
Total Increase (Decrease) in Net Assets	249,459,092	318,290,410	(9,668,714)	4,045,996	(8,699,607)	126,491,652
NET ASSETS:
Net Assets at the Beginning of period	1,133,057,989	814,767,579	85,759,908	81,713,912	359,957,705	233,466,053
Net Assets at the End of period	$1,382,517,081	$1,133,057,989	$76,091,194	$85,759,908	$351,258,098	$359,957,705
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$18,327,417	$18,201,510	$1,582,473	$704,088	$(148,649)	$(351,604)

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Active Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund
2018	2017	2018	2017	2018	2017	2018	2017

$6,998,233	$13,045,797	$(6,232)	$69,514	$(78,562)	$234,294	$694,805	$800,353
489,653	2,742,227	1,738,549	1,511,507	2,051,427	4,779,455	4,267,340	10,710,659
(7,878,339)	1,549,066	(824,197)	1,685,259	611,480	1,956,429	747,696	5,110,923

(390,453)	17,337,090	908,120	3,266,280	2,584,345	6,970,178	5,709,841	16,621,935

(414,787)	(1,352,634)	(73)	(49)	(14,415)	(12,062)	—	(119,379)
(247,082)	(179,607)	(1,023)	—	—	—	(630,248)	—
—	—	—	—	—	—	—	—

(661,869)	(1,532,241)	(1,096)	(49)	(14,415)	(12,062)	(630,248)	(119,379)

(14,368)	(2,912)	(51)	(44)	(3,608)	(3,320)	—	(3,210)
(10,509)	—	(1,022)	—	—	—	(41,081)	—
—	—	—	—	—	—	—	—

(24,877)	(2,912)	(1,073)	(44)	(3,608)	(3,320)	(41,081)	(3,210)

(6,365,685)	(10,516,157)	(112,476)	(60,318)	(519,186)	(536,583)	—	(1,033,910)
(4,098,312)	(1,820,393)	(1,445,467)	—	—	—	(5,634,401)	—
—	—	—	—	—	—	—	—

(10,463,997)	(12,336,550)	(1,557,943)	(60,318)	(519,186)	(536,583)	(5,634,401)	(1,033,910)

8,228,675	(584,049)	931	10,055	297,328	217,352	1,405,119	4,057,056

615,841	184,019	913	10,069	28,106	37,565	115,309	348,890

77,550,334	55,004,360	1,360,756	14,829,953	1,558,023	(1,482,267)	11,886,046	14,695,771

86,394,850	54,604,330	1,362,600	14,850,077	1,883,457	(1,227,350)	13,406,474	19,101,717
74,853,654	58,069,717	710,608	18,055,946	3,930,593	5,190,863	12,810,585	34,567,153

188,545,394	130,475,677	18,055,946	—	39,516,777	34,325,914	89,494,047	54,926,894
$263,399,048	$188,545,394	$18,766,554	$18,055,946	$43,447,370	$39,516,777	$102,304,632	$89,494,047

$655,081	$451,688	$(14,156)	$104,676	$(205,081)	$410,690	$689,204	$(5,601)

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Month Period Ended April 30, 2018 (Unaudited) and the Fiscal Year Ended October 31, 2017

	Ashmore Emerging Markets Equity Fund
	2018	2017
OPERATIONS:
Net investment income (loss)	$28,173	$93,777
Net realized gain (loss)	1,237,630	3,025,338
Net change in unrealized appreciation (depreciation)	(1,710,436)	315,782
Net Increase (Decrease) in Net Assets Resulting from Operations	(444,633)	3,434,897

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(1,968)	(947)

Total Distributions to Class A Shareholders	(1,968)	(947)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(33)	(13)

Total Distributions to Class C Shareholders	(33)	(13)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(161,526)	(183,406)

Total Distributions to Institutional Class Shareholders	(161,526)	(183,406)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	1,671	82,543
Net increase (decrease) in net assets resulting from Class C share transactions	(1,294)	2,155
Net increase (decrease) in net assets resulting from Institutional Class share transactions	22,309,472	(4,203,558)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	22,309,849	(4,118,860)
Total Increase (Decrease) in Net Assets	21,701,689	(868,329)
NET ASSETS:
Net Assets at the Beginning of period	8,241,763	9,110,092
Net Assets at the End of period	$29,943,452	$8,241,763
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$(6,844)	$128,510

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class A
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 8.22	$ 8.01	$ 7.49	$ 8.75	$ 9.30	$ 10.05

Income (loss) from investment operations:
Net investment income	0.17 [1]	0.56 [1]	0.58 [1]	0.48 [1]	0.44	0.41
Net realized and unrealized gain (loss)	(0.19)	0.15	0.49	(1.24)	(0.42)	(0.57)

Total from investment operations	(0.02)	0.71	1.07	(0.76)	0.02	(0.16)

Less distributions:

From net investment income	(0.16)	(0.50)	(0.33)	—	(0.33)	(0.43)
From net realized gain	(0.11)	—	—	—	(0.12)	(0.16)
Tax return of capital	—	—	(0.22)	(0.50)	(0.12)	—

Total distributions	(0.27)	(0.50)	(0.55)	(0.50)	(0.57)	(0.59)

Net asset value at end of period	$ 7.93	$ 8.22	$ 8.01	$ 7.49	$ 8.75	$ 9.30

Total return[2]	(0.09)%	9.12%	15.15%	(8.78)%	0.17%	(1.70)%

Portfolio turnover rate[3]	28%	65%	91%	101%	80%	85%

Net assets, end of period (in thousands)	$19,495	$18,231	$3,445	$2,951	$8,351	$10,344

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.37%	1.37%	1.41%	1.37%	1.38%	1.38%
Total expenses after reimbursements	1.27%	1.27%	1.27%	1.29%	1.30%	1.30%

Net investment income to average net assets:
Net investment income before reimbursements	4.15%	6.81%	7.48%	5.91%	4.79%	4.55%
Net investment income after reimbursements	4.25%	6.91%	7.62%	5.99%	4.87%	4.63%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 8.21	$ 8.00	$ 7.48	$ 8.74	$ 9.29	$10.05

Income (loss) from investment operations:
Net investment income	0.14 [1]	0.46 [1]	0.53 [1]	0.44 [1]	0.37	0.33
Net realized and unrealized gain (loss)	(0.19)	0.19	0.49	(1.26)	(0.42)	(0.57)

Total from investment operations	(0.05)	0.65	1.02	(0.82)	(0.05)	(0.24)

Less distributions:

From net investment income	(0.14)	(0.44)	(0.30)	—	(0.28)	(0.36)
From net realized gain	(0.11)	—	—	—	(0.12)	(0.16)
Tax return of capital	—	—	(0.20)	(0.44)	(0.10)	—

Total distributions	(0.25)	(0.44)	(0.50)	(0.44)	(0.50)	(0.52)

Net asset value at end of period	$ 7.91	$ 8.21	$ 8.00	$ 7.48	$ 8.74	$ 9.29

Total return[2]	(0.52)%	8.31%	14.32%	(9.58)%	(0.45)%	(2.44)%

Portfolio turnover rate[3]	28%	65%	91%	101%	80%	85%

Net assets, end of period (in thousands)	$5,746	$3,926	$2,451	$ 443	$1,028	$ 969

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.12%	2.12%	2.15%	2.12%	2.13%	2.13%
Total expenses after reimbursements	2.02%	2.02%	2.02%	2.03%	2.05%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	3.47%	5.59%	6.79%	5.35%	4.04%	3.83%
Net investment income after reimbursements	3.57%	5.69%	6.92%	5.44%	4.12%	3.91%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
	Institutional Class
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 8.34	$ 8.13	$ 7.60	$ 8.88	$ 9.43	$ 10.20

Income (loss) from investment operations:
Net investment income	0.19 [1]	0.55 [1]	0.61 [1]	0.53 [1]	0.46	0.45
Net realized and unrealized gain (loss)	(0.19)	0.19	0.50	(1.28)	(0.41)	(0.60)

Total from investment operations	—	0.74	1.11	(0.75)	0.05	(0.15)

Less distributions:

From net investment income	(0.18)	(0.53)	(0.35)	—	(0.35)	(0.46)
From net realized gain	(0.11)	—	—	—	(0.12)	(0.16)
Tax return of capital	—	—	(0.23)	(0.53)	(0.13)	—

Total distributions	(0.29)	(0.53)	(0.58)	(0.53)	(0.60)	(0.62)

Net asset value at end of period	$ 8.05	$ 8.34	$ 8.13	$ 7.60	$ 8.88	$ 9.43

Total return[2]	0.05%	9.36%	15.49%	(8.58)%	0.51%	(1.48)%

Portfolio turnover rate[3]	28%	65%	91%	101%	80%	85%

Net assets, end of period (in thousands)	$1,357,276	$1,110,901	$808,872	$533,742	$979,949	$662,412

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.12%	1.12%	1.16%	1.12%	1.13%	1.13%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	4.45%	6.60%	7.77%	6.40%	5.04%	4.81%
Net investment income after reimbursements	4.55%	6.70%	7.91%	6.50%	5.15%	4.92%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund
	Class A
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 7.22	$ 7.06	$ 6.57	$ 8.44	$ 9.13	$ 9.83

Income (loss) from investment operations:
Net investment income	0.19	0.34 [1]	0.30 [1]	0.29	0.37 [1]	0.44 [1]
Net realized and unrealized gain (loss)	0.20	0.14	0.49	(1.88)	(0.66)	(0.74)

Total from investment operations	0.39	0.48	0.79	(1.59)	(0.29)	(0.30)

Less distributions:

From net investment income	(0.11)	(0.09)	—	—	—	(0.22)
From net realized gain	—	—	—	—	—	(0.01)
Tax return of capital	—	(0.23)	(0.30)	(0.28)	(0.40)	(0.17)

Total distributions	(0.11)	(0.32)	(0.30)	(0.28)	(0.40)	(0.40)

Net asset value at end of period	$ 7.50	$ 7.22	$ 7.06	$ 6.57	$ 8.44	$ 9.13

Total return[2]	5.30%	6.83%	12.37%	(19.17)%	(3.25)%	(3.21)%

Portfolio turnover rate[3]	23%	68%	83%	83%	112%	112%

Net assets, end of period (in thousands)	$1,402	$ 915	$ 841	$ 712	$ 897	$2,096

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.54%	1.51%	1.55%	1.51%	1.55%	1.47%
Total expenses after reimbursements	1.22%	1.22%	1.22%	1.23%	1.25%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	4.59%	4.37%	4.10%	3.53%	4.29%	4.38%
Net investment income after reimbursements	4.91%	4.66%	4.43%	3.81%	4.59%	4.60%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund
	Class C
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 7.18	$ 7.05	$ 6.56	$ 8.42	$ 9.13	$ 9.83

Income (loss) from investment operations:
Net investment income	0.11	0.28 [1]	0.25 [1]	0.18	0.29 [1]	0.38 [1]
Net realized and unrealized gain (loss)	0.24	0.15	0.49	(1.82)	(0.67)	(0.75)

Total from investment operations	0.35	0.43	0.74	(1.64)	(0.38)	(0.37)

Less distributions:

From net investment income	(0.09)	(0.09)	—	—	—	(0.18)
From net realized gain	—	—	—	—	—	(0.01)
Tax return of capital	—	(0.21)	(0.25)	(0.22)	(0.33)	(0.14)

Total distributions	(0.09)	(0.30)	(0.25)	(0.22)	(0.33)	(0.33)

Net asset value at end of period	$ 7.44	$ 7.18	$ 7.05	$ 6.56	$ 8.42	$ 9.13

Total return[2]	4.84%	6.05%	11.75%	(19.83)%	(4.18)%	(3.92)%

Portfolio turnover rate[3]	23%	68%	83%	83%	112%	112%

Net assets, end of period (in thousands)	$ 130	$ 98	$ 70	$ 40	$ 147	$ 124

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.29%	2.26%	2.30%	2.26%	2.31%	2.22%
Total expenses after reimbursements	1.97%	1.97%	1.97%	1.99%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	3.84%	3.62%	3.35%	2.71%	3.41%	3.77%
Net investment income after reimbursements	4.16%	3.91%	3.68%	2.98%	3.72%	3.99%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund
	Institutional Class
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 7.50	$ 7.31	$ 6.80	$ 8.73	$ 9.45	$ 10.18

Income (loss) from investment operations:
Net investment income	0.21	0.37 [1]	0.33 [1]	0.31	0.43 [1]	0.49 [1]
Net realized and unrealized gain (loss)	0.19	0.15	0.51	(1.93)	(0.71)	(0.78)

Total from investment operations	0.40	0.52	0.84	(1.62)	(0.28)	(0.29)

Less distributions:

From net investment income	(0.11)	(0.09)	—	—	—	(0.24)
From net realized gain	—	—	—	—	—	(0.01)
Tax return of capital	—	(0.24)	(0.33)	(0.31)	(0.44)	(0.19)

Total distributions	(0.11)	(0.33)	(0.33)	(0.31)	(0.44)	(0.44)

Net asset value at end of period	$ 7.79	$ 7.50	$ 7.31	$ 6.80	$ 8.73	$ 9.45

Total return[2]	5.31%	7.12%	12.69%	(18.91)%	(3.04)%	(3.02)%

Portfolio turnover rate[3]	23%	68%	83%	83%	112%	112%

Net assets, end of period (in thousands)	$74,559	$84,747	$80,803	$79,492	$101,363	$82,543

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.28%	1.26%	1.30%	1.26%	1.32%	1.22%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.83%	4.62%	4.35%	3.78%	4.34%	4.64%
Net investment income after reimbursements	5.14%	4.91%	4.68%	4.07%	4.69%	4.89%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Class A
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 8.56	$ 7.92	$ 7.66	$ 8.94	$ 9.25	$ 9.69

Income (loss) from investment operations:
Net investment income	0.23	0.57	0.70	0.74	0.55 [1]	0.51 [1]
Net realized and unrealized gain (loss)	(0.35)	0.65	0.21	(1.21)	(0.31)	(0.35)

Total from investment operations	(0.12)	1.22	0.91	(0.47)	0.24	0.16

Less distributions:

From net investment income	(0.23)	(0.56)	(0.65)	(0.67)	(0.55)	(0.52)
From net realized gain	—	—	—	(0.06)	—	(0.07)
Tax return of capital	—	(0.02)	—	(0.08)	—	(0.01)

Total distributions	(0.23)	(0.58)	(0.65)	(0.81)	(0.55)	(0.60)

Net asset value at end of period	$ 8.21	$ 8.56	$ 7.92	$ 7.66	$ 8.94	$ 9.25

Total return[2]	(1.32)%	15.99%	12.92%	(5.27)%	2.53%	1.63%

Portfolio turnover rate[3]	53%	87%	81%	90%	82%	49%

Net assets, end of period (in thousands)	$9,924	$11,995	$11,466	$7,280	$1,704	$2,852

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.52%	1.52%	1.57%	1.55%	1.53%	1.71%
Total expenses after reimbursements	1.42%	1.42%	1.42%	1.42%	1.45%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	5.69%	7.11%	8.88%	8.77%	5.79%	5.15%
Net investment income after reimbursements	5.79%	7.21%	9.03%	8.90%	5.87%	5.41%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Class C
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 8.55	$ 7.91	$ 7.66	$ 8.95	$ 9.25	$ 9.70

Income (loss) from investment operations:
Net investment income	0.21	0.52	0.63	0.64	0.48 [1]	0.44 [1]
Net realized and unrealized gain (loss)	(0.36)	0.63	0.22	(1.18)	(0.30)	(0.36)

Total from investment operations	(0.15)	1.15	0.85	(0.54)	0.18	0.08

Less distributions:

From net investment income	(0.20)	(0.50)	(0.60)	(0.62)	(0.48)	(0.45)
From net realized gain	—	—	—	(0.06)	—	(0.07)
Tax return of capital	—	(0.01)	—	(0.07)	—	(0.01)

Total distributions	(0.20)	(0.51)	(0.60)	(0.75)	(0.48)	(0.53)

Net asset value at end of period	$ 8.20	$ 8.55	$ 7.91	$ 7.66	$ 8.95	$ 9.25

Total return[2]	(1.68)%	15.16%	11.99%	(6.04)%	1.87%	0.80%

Portfolio turnover rate[3]	53%	87%	81%	90%	82%	49%

Net assets, end of period (in thousands)	$9,327	$9,530	$6,010	$3,226	$ 421	$ 150

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.27%	2.27%	2.32%	2.30%	2.28%	2.46%
Total expenses after reimbursements	2.17%	2.17%	2.17%	2.17%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	5.00%	6.40%	8.16%	8.13%	5.15%	4.42%
Net investment income after reimbursements	5.10%	6.50%	8.31%	8.26%	5.23%	4.68%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Institutional Class
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

Net asset value at beginning of period	$ 8.92	$ 8.24	$ 7.98	$ 9.30	$ 9.61	$ 10.07

Income (loss) from investment operations:
Net investment income	0.26	0.62	0.72	0.75	0.59 [1]	0.55 [1]
Net realized and unrealized gain (loss)	(0.38)	0.68	0.24	(1.22)	(0.31)	(0.36)

Total from investment operations	(0.12)	1.30	0.96	(0.47)	0.28	0.19

Less distributions:

From net investment income	(0.25)	(0.60)	(0.70)	(0.71)	(0.59)	(0.57)
From net realized gain	—	—	—	(0.06)	—	(0.07)
Tax return of capital	—	(0.02)	—	(0.08)	—	(0.01)

Total distributions	(0.25)	(0.62)	(0.70)	(0.85)	(0.59)	(0.65)

Net asset value at end of period	$ 8.55	$ 8.92	$ 8.24	$ 7.98	$ 9.30	$ 9.61

Total return[2]	(1.26)%	16.45%	13.02%	(5.08)%	2.91%	1.91%

Portfolio turnover rate[3]	53%	87%	81%	90%	82%	49%

Net assets, end of period (in thousands)	$332,007	$338,434	$215,990	$237,044	$364,775	$183,567

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.27%	1.27%	1.32%	1.30%	1.28%	1.46%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	6.00%	7.34%	9.20%	8.63%	6.14%	5.37%
Net investment income after reimbursements	6.10%	7.44%	9.35%	8.76%	6.25%	5.66%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Class A

	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Period Ended
	2018	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014[1]

Net asset value at beginning of period	$ 10.60	$ 10.37	$ 9.57	$ 9.99	$ 10.00

Income (loss) from investment operations:
Net investment income	0.26	0.83 [2]	1.02	0.67	0.05
Net realized and unrealized gain (loss)	(0.29)	0.34	0.78	(0.41)	(0.01)

Total from investment operations	(0.03)	1.17	1.80	0.26	0.04

Less distributions:

From net investment income	(0.28)	(0.80)	(1.00)	(0.67)	(0.05)
From net realized gain	(0.22)	(0.14)	—	—	—
Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.50)	(0.94)	(1.00)	(0.68)	(0.05)

Net asset value at end of period	$ 10.07	$ 10.60	$ 10.37	$ 9.57	$ 9.99

Total return[3]	(0.12)%	12.04%	19.82%	2.98%	0.45%

Portfolio turnover rate[4]	30%	59%	73%	38%	19%

Net assets, end of period (in thousands)	$17,676	$10,178	$10,395	$ 425	$ 201

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.03%	1.05%	1.11%	1.65%	2.93%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.93%	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	5.96%	7.83%	10.63%	6.50%	3.35%
Net investment income after reimbursements	6.07%	7.96%	10.82%	7.22%	5.33%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Class C

	Six Months
	Ended
	April 30,	Period Ended
	2018	October 31,
	(Unaudited)	2017[6]

Net asset value at beginning of period	$10.22	$10.00

Income (loss) from investment operations:
Net investment income	0.25	0.38 [2]
Net realized and unrealized gain (loss)	(0.32)	0.08

Total from investment operations	(0.07)	0.46

Less distributions:

From net investment income	(0.23)	(0.24)
From net realized gain	(0.22)	—
Tax return of capital	—	—

Total distributions	(0.45)	(0.24)

Net asset value at end of period	$ 9.70	$10.22

Total return[3]	(0.48)%	4.74%

Portfolio turnover rate[4]	30%	59%

Net assets, end of period (in thousands)	$ 776	$ 188

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.78%	1.79%
Total expenses after reimbursements	1.67%	1.67%

Net investment income to average net assets:
Net investment income before reimbursements	5.31%	9.66%
Net investment income after reimbursements	5.42%	9.78%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Institutional Class

	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Period Ended
	2018	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014[7]

Net asset value at beginning of period	$ 10.41	$ 10.19	$ 9.40	$ 9.81	$ 10.00

Income (loss) from investment operations:
Net investment income	0.29	0.90 [2]	1.07	0.68	0.16
Net realized and unrealized gain (loss)	(0.30)	0.27	0.72	(0.39)	(0.19)

Total from investment operations	(0.01)	1.17	1.79	0.29	(0.03)

Less distributions:

From net investment income	(0.29)	(0.81)	(1.00)	(0.69)	(0.16)
From net realized gain	(0.22)	(0.14)	—	—	—
Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.51)	(0.95)	(1.00)	(0.70)	(0.16)

Net asset value at end of period	$ 9.89	$ 10.41	$ 10.19	$ 9.40	$ 9.81

Total return[3]	0.05%	12.28%	20.18%	3.28%	(0.25)%

Portfolio turnover rate[4]	30%	59%	73%	38%	19%

Net assets, end of period (in thousands)	$244,947	$178,180	$120,081	$26,918	$21,275

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	0.78%	0.80%	0.89%	1.41%	2.94%
Total expenses after reimbursements	0.67%	0.67%	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	6.26%	8.64%	11.66%	6.61%	2.58%
Net investment income after reimbursements	6.37%	8.77%	11.88%	7.35%	4.85%

[1]	Class A commenced investment operations on September 23, 2014.

[2]	Per share amounts are based on average number of shares outstanding during the period.

[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

[6]	Class C commenced investment operations on June 13, 2017.

[7]	Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Class A

	Six Months
	Ended
	April 30,	Period Ended
	2018	October 31,
	(Unaudited)	2017[1]

Net asset value at beginning of period	$12.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.03
Net realized and unrealized gain	0.61	2.74

Total from investment operations	0.59	2.77

Less distributions:

From net investment income	(0.07)	(0.05)
From net realized gain	(1.02)	—

Total distributions	(1.09)	(0.05)

Net asset value at end of period	$12.22	$12.72

Total return[2]	4.95%	27.73%

Portfolio turnover rate[3]	76%	196%

Net assets, end of period (in thousands)	$ 13	$ 13

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.86%	3.11%
Total expenses after reimbursements	1.27%	1.27%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.91)%	(1.56)%
Net investment income (loss) after reimbursements	(0.32)%	0.28%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

	Class C

	Six Months
	Ended
	April 30,	Period Ended
	2018	October 31,
	(Unaudited)	2017[1]

Net asset value at beginning of period	$12.65	$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.05)
Net realized and unrealized gain	0.59	2.74

Total from investment operations	0.53	2.69

Less distributions:

From net investment income	(0.05)	(0.04)
From net realized gain	(1.02)	—

Total distributions	(1.07)	(0.04)

Net asset value at end of period	$12.11	$12.65

Total return[2]	4.54%	26.96%

Portfolio turnover rate[3]	76%	196%

Net assets, end of period (in thousands)	$ 13	$ 13

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.61%	3.86%
Total expenses after reimbursements	2.02%	2.02%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.66)%	(2.31)%
Net investment loss after reimbursements	(1.07)%	(0.47)%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

	Institutional Class

	Six Months
	Ended
	April 30,	Period Ended
	2018	October 31,
	(Unaudited)	2017[1]

Net asset value at beginning of period	$ 12.74	$ 10.00

Income from investment operations:
Net investment income	— [5]	0.06
Net realized and unrealized gain	0.61	2.73

Total from investment operations	0.61	2.79

Less distributions:

From net investment income	(0.08)	(0.05)
From net realized gain	(1.02)	—

Total distributions	(1.10)	(0.05)

Net asset value at end of period	$ 12.25	$ 12.74

Total return[2]	5.08%	27.94%

Portfolio turnover rate[3]	76%	196%

Net assets, end of period (in thousands)	$18,740	$18,030

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.61%	2.87%
Total expenses after reimbursements	1.02%	1.02%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.66)%	(1.28)%
Net investment income (loss) after reimbursements	(0.07)%	0.57%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 1, 2016.

[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

[5]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A
	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014	2013

Net asset value at beginning of period	$10.33	$ 8.60	$ 7.92	$ 9.35	$10.61	$ 9.77

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[1]	0.06	(0.01)	0.16	0.01 [1]	0.08 [1]
Net realized and unrealized gain (loss)	0.71	1.86	0.85	(1.12)	(0.42)	1.31

Total from investment operations	0.68	1.92	0.84	(0.96)	(0.41)	1.39

Less distributions:

From net investment income	(0.17)	(0.19)	(0.16)	(0.08)	(0.01)	(0.03)
From net realized gain	—	—	—	(0.39)	(0.84)	(0.52)

Total distributions	(0.17)	(0.19)	(0.16)	(0.47)	(0.85)	(0.55)

Net asset value at end of period	$10.84	$10.33	$ 8.60	$ 7.92	$ 9.35	$10.61

Total return[2]	6.74%	22.73%	10.84%	(10.32)%	(3.93)%	14.65%

Portfolio turnover rate[3]	58%	126%	104%	105%	104%	113%

Net assets, end of period (in thousands)	$1,184	$ 847	$ 524	$ 259	$ 332	$ 265

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.20%	2.26%	2.39%	2.33%	2.53%	2.35%
Total expenses after reimbursements	1.77%	1.77%	1.77%	1.78%	1.80%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.00)%	0.01%	(0.09)%	0.96%	(0.65)%	0.25%
Net investment income (loss) after reimbursements	(0.57)%	0.50%	0.53%	1.51%	0.08%	0.80%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class C
	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014	2013

Net asset value at beginning of period	$10.90	$ 9.11	$ 8.40	$ 9.96	$11.33	$10.48

Income (loss) from investment operations:
Net investment income (loss)	(0.08)[1]	0.02	(0.12)	0.10	(0.05)[1]	(0.06)[1]
Net realized and unrealized gain (loss)	0.76	1.93	0.95	(1.19)	(0.47)	1.46

Total from investment operations	0.68	1.95	0.83	(1.09)	(0.52)	1.40

Less distributions:

From net investment income	(0.15)	(0.16)	(0.12)	(0.08)	(0.01)	(0.03)
From net realized gain	—	—	—	(0.39)	(0.84)	(0.52)

Total distributions	(0.15)	(0.16)	(0.12)	(0.47)	(0.85)	(0.55)

Net asset value at end of period	$11.43	$10.90	$ 9.11	$ 8.40	$ 9.96	$11.33

Total return[2]	6.36%	21.78%	10.01%	(11.02)%	(4.71)%	13.93%

Portfolio turnover rate[3]	58%	126%	104%	105%	104%	113%

Net assets, end of period (in thousands)	$ 292	$ 251	$ 176	$ 311	$ 77	$ 12

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.94%	3.01%	3.13%	3.09%	3.60%	3.10%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.55%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.77)%	(0.76)%	(0.89)%	1.81%	(1.53)%	(1.13)%
Net investment income (loss) after reimbursements	(1.35)%	(0.27)%	(0.28)%	2.38%	(0.48)%	(0.58)%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class
	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014	2013

Net asset value at beginning of period	$ 13.19	$ 10.94	$ 10.01	$ 11.63	$ 12.96	$ 11.79

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[1]	0.09	0.04	0.20	0.02 [1]	0.02 [1]
Net realized and unrealized gain (loss)	0.93	2.36	1.07	(1.35)	(0.50)	1.70

Total from investment operations	0.90	2.45	1.11	(1.15)	(0.48)	1.72

Less distributions:

From net investment income	(0.18)	(0.20)	(0.18)	(0.08)	(0.01)	(0.03)
From net realized gain	—	—	—	(0.39)	(0.84)	(0.52)

Total distributions	(0.18)	(0.20)	(0.18)	(0.47)	(0.85)	(0.55)

Net asset value at end of period	$ 13.91	$ 13.19	$ 10.94	$ 10.01	$ 11.63	$ 12.96

Total return[2]	6.92%	22.70%	11.21%	(9.91)%	(3.74)%	15.04%

Portfolio turnover rate[3]	58%	126%	104%	105%	104%	113%

Net assets, end of period (in thousands)	$41,971	$38,419	$33,626	$42,486	$48,909	$30,370

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.94%	2.01%	2.10%	2.08%	2.39%	2.11%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.79)%	0.18%	(0.22)%	1.24%	(0.70)%	(0.42)%
Net investment income (loss) after reimbursements	(0.37)%	0.67%	0.36%	1.80%	0.17%	0.17%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class A

	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Period Ended
	2018	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014[1]

Net asset value at beginning of period	$ 9.99	$ 7.98	$ 7.83	$ 10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.36	0.10 [2]	(0.03)
Net realized and unrealized gain (loss)	0.57	2.08	(0.09)	(1.45)	0.27

Total from investment operations	0.62	2.18	0.27	(1.35)	0.24

Less distributions:

From net investment income	—	(0.17)	(0.12)	(0.15)	(0.05)
From net realized gain	(0.82)	—	—	(0.86)	—

Total distributions	(0.82)	(0.17)	(0.12)	(1.01)	(0.05)

Net asset value at end of period	$ 9.79	$ 9.99	$ 7.98	$ 7.83	$10.19

Total return[3]	6.62%	27.53%	3.36%	(13.68)%	2.43%

Portfolio turnover rate[4]	46%	107%	76%	91%	157%

Net assets, end of period (in thousands)	$8,973	$7,710	$2,154	$ 45	$ 9

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.13%	2.21%	2.45%	2.73%	6.90%
Total expenses after reimbursements	1.77%	1.77%	1.77%	1.79%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.81%	1.05%	4.34%	0.25%	(5.89)%
Net investment income (loss) after reimbursements	1.17%	1.49%	5.02%	1.19%	(0.79)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Period Ended
	2018	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014[1]

Net asset value at beginning of period	$ 9.82	$ 7.86	$ 7.73	$ 10.15	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08	0.08	(0.05)[2]	(0.83)
Net realized and unrealized gain (loss)	0.54	2.00	0.12	(1.36)	1.03

Total from investment operations	0.57	2.08	0.20	(1.41)	0.20

Less distributions:

From net investment income	—	(0.12)	(0.07)	(0.15)	(0.05)
From net realized gain	(0.82)	—	—	(0.86)	—

Total distributions	(0.82)	(0.12)	(0.07)	(1.01)	(0.05)

Net asset value at end of period	$ 9.57	$ 9.82	$ 7.86	$ 7.73	$10.15

Total return[3]	6.20%	26.57%	2.61%	(14.51)%	2.02%

Portfolio turnover rate[4]	46%	107%	76%	91%	157%

Net assets, end of period (in thousands)	$ 563	$ 459	$ 62	$ 53	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.88%	2.99%	3.05%	3.45%	7.71%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.07%	(0.21)%	0.39%	(1.53)%	(6.42)%
Net investment income (loss) after reimbursements	0.43%	0.26%	0.92%	(0.60)%	(1.26)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Period Ended
	2018	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014[6]

Net asset value at beginning of period	$ 11.38	$ 9.06	$ 8.88	$ 11.35	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.13	0.18	0.12 [2]	0.14
Net realized and unrealized gain (loss)	0.63	2.37	0.13	(1.58)	1.32

Total from investment operations	0.71	2.50	0.31	(1.46)	1.46

Less distributions:

From net investment income	—	(0.18)	(0.13)	(0.15)	(0.11)
From net realized gain	(0.82)	—	—	(0.86)	—

Total distributions	(0.82)	(0.18)	(0.13)	(1.01)	(0.11)

Net asset value at end of period	$ 11.27	$ 11.38	$ 9.06	$ 8.88	$11.35

Total return[3]	6.60%	27.87%	3.58%	(13.29)%	14.69%

Portfolio turnover rate[4]	46%	107%	76%	91%	157%

Net assets, end of period (in thousands)	$92,769	$81,324	$52,711	$49,952	$7,280

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.88%	1.96%	2.05%	2.46%	6.09%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.15%	0.73%	1.48%	0.34%	(3.68)%
Net investment income after reimbursements	1.51%	1.17%	2.01%	1.28%	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.

[2]	Per share amounts are based on average number of shares outstanding during the period.

[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

[6]	Institutional Class commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class A

	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014	2013

Net asset value at beginning of period	$11.16	$ 8.34	$ 7.29	$ 9.24	$ 9.66	$ 9.01

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.06 [1]	0.06	0.03	0.06	0.08 [1]
Net realized and unrealized gain (loss)	0.51	2.90	1.05	(1.92)	(0.40)	0.64

Total from investment operations	0.50	2.96	1.11	(1.89)	(0.34)	0.72

Less distributions:

From net investment income	(0.16)	(0.14)	(0.06)	(0.06)	(0.08)	(0.06)
From net realized gain	—	—	—	—	—	—
Tax return of capital	—	—	—	— [2]	—	(0.01)

Total distributions	(0.16)	(0.14)	(0.06)	(0.06)	(0.08)	(0.07)

Net asset value at end of period	$11.50	$11.16	$ 8.34	$ 7.29	$ 9.24	$ 9.66

Total return[3]	4.54%	35.90%	15.36%	(20.52)%	(3.58)%	8.11%

Portfolio turnover rate[4]	67%	140%	119%	106%	130%	92%

Net assets, end of period (in thousands)	$ 139	$ 134	$ 36	$ 24	$ 30	$ 28

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.12%	2.65%	2.96%	3.56%	3.62%	3.01%
Total expenses after reimbursements	1.42%	1.42%	1.42%	1.43%	1.45%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.79)%	(0.64)%	(0.74)%	(1.82)%	(1.45)%	(0.70)%
Net investment income (loss) after reimbursements	(0.09)%	0.59%	0.80%	0.31%	0.72%	0.86%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class C

	Six Months
	Ended
	April 30,	Period Ended	Period Ended	Year Ended	Year Ended	Year Ended
	2018	October 31,	August 9,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014	2013

Net asset value at beginning of period	$10.73	$ 8.86 [6]	$ 8.17	$ 10.46	$11.00	$10.32

Income (loss) from investment operations:
Net investment income (loss)	(0.15)	— [1,2]	0.01	(0.04)	(0.01)	(0.03)[1]
Net realized and unrealized gain (loss)	0.60	1.93	0.81	(2.19)	(0.45)	0.78

Total from investment operations	0.45	1.93	0.82	(2.23)	(0.46)	0.75

Less distributions:

From net investment income	(0.14)	(0.06)	(0.03)	(0.06)	(0.08)	(0.06)
From net realized gain	—	—	—	—	—	—
Tax return of capital	—	—	—	— [2]	—	(0.01)

Total distributions	(0.14)	(0.06)	(0.03)	(0.06)	(0.08)	(0.07)

Net asset value at end of period	$11.04	$10.73	$ 8.96 [7]	$ 8.17	$10.46	$11.00

Total return[3]	4.24%	10.81%	10.02%	(21.38)%	(4.24)%	7.58%

Portfolio turnover rate[4]	67%	140%	119%	106%	130%	92%

Net assets, end of period (in thousands)	$ 1	$ 2	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.90%	3.38%	3.86%	4.31%	4.34%	3.77%
Total expenses after reimbursements	2.17%	2.17%	2.22%	2.18%	2.20%	2.20%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.58)%	(1.20)%	(1.39)%	(2.57)%	(2.25)%	(1.81)%
Net investment income (loss) after reimbursements	(0.85)%	0.01%	0.25%	(0.44)%	(0.11)%	(0.24)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class

	Six Months
	Ended
	April 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2017	2016	2015	2014	2013

Net asset value at beginning of period	$ 10.78	$ 8.05	$ 7.02	$ 8.88	$ 9.27	$ 8.62

Income (loss) from investment operations:
Net investment income	— [2]	0.08 [1]	0.08	0.05	0.08	0.07 [1]
Net realized and unrealized gain (loss)	0.50	2.80	1.02	(1.85)	(0.39)	0.65

Total from investment operations	0.50	2.88	1.10	(1.80)	(0.31)	0.72

Less distributions:

From net investment income	(0.17)	(0.15)	(0.07)	(0.06)	(0.08)	(0.06)
From net realized gain	—	—	—	—	—	—
Tax return of capital	—	—	—	— [2]	—	(0.01)

Total distributions	(0.17)	(0.15)	(0.07)	(0.06)	(0.08)	(0.07)

Net asset value at end of period	$ 11.11	$10.78	$ 8.05	$ 7.02	$ 8.88	$ 9.27

Total return[3]	4.67%	36.21%	15.80%	(20.34)%	(3.40)%	8.48%

Portfolio turnover rate[4]	67%	140%	119%	106%	130%	92%

Net assets, end of period (in thousands)	$29,803	$8,106	$9,074	$ 7,601	$10,304	$9,825

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.77%	2.35%	2.71%	3.31%	3.37%	2.76%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.32)%	(0.33)%	(0.46)%	(1.59)%	(1.28)%	(0.79)%
Net investment income after reimbursements	0.28%	0.85%	1.08%	0.55%	0.92%	0.80%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]	Amount is less than $0.005 per share.

[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

[6]	Initial investment in Class C occurred on March 3, 2017. The beginning NAV for Class C is the end of day NAV for the Institutional Class on March 3, 2017.

[7]	There were no investors in Ashmore Emerging Markets Equity Fund Class C at the year ended October 31, 2016. Net asset value shown represents net asset value prior to the final redemption.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $2,317,453)
Angola (Rep of), 9.500%, 11/12/2025		2,314,000	$2,597,928	0.19
			2,597,928	0.19
Argentina (Cost $54,567,648)
Argentina (Rep of), 6.875%, 04/22/2021		3,389,000	3,556,756	0.26
Argentina (Rep of), 7.500%, 04/22/2026		4,604,000	4,824,992	0.35
Argentina (Rep of), 5.875%, 01/11/2028		3,803,000	3,483,548	0.25
Argentina (Rep of), 8.280%, 12/31/2033		2,890,802	3,078,483	0.22
Argentina (Rep of), (Step to 3.750% on 03/31/19) 2.500%, 12/31/2038(2)		7,453,446	4,863,374	0.35
Argentina (Rep of), 6.875%, 01/11/2048		6,081,000	5,402,969	0.39
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.500%) 25.331%, 03/11/2019	ARS	8,343,000	404,451	0.03
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%) 26.088%, 03/01/2020	ARS	8,070,000	405,694	0.03
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.000%) 24.839%, 04/03/2022	ARS	62,946,600	3,055,678	0.22
Argentina POM Politica Monetaria, (Floating, Argentina Central Bank 7D Repo Rate + 0.000%) 28.875%, 06/21/2020	ARS	149,556,712	7,607,165	0.55
Letras del Banco Central de la Republica Argentina, 23.434%, 06/21/2018(3)	ARS	162,669,435	7,601,337	0.55
Letras del Banco Central de la Republica Argentina, 24.098%, 08/15/2018(3)	ARS	28,456,791	1,275,624	0.09
Provincia de Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.750%) 0.000%, 04/12/2025(4)	ARS	53,295,000	2,620,586	0.19
YPF S.A., 7.000%, 12/15/2047		2,070,000	1,845,819	0.14
			50,026,476	3.62
Azerbaijan (Cost $8,605,189)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		4,610,000	5,036,425	0.36
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/2023		1,050,000	1,046,325	0.08
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		2,270,000	2,438,843	0.18
			8,521,593	0.62
Belarus (Cost $14,918,726)
Belarus (Rep of), 6.875%, 02/28/2023		7,436,000	7,781,923	0.56
Belarus (Rep of), 7.625%, 06/29/2027		4,272,000	4,594,109	0.33
Belarus (Rep of), 6.200%, 02/28/2030(4)		2,120,000	2,045,630	0.15
			14,421,662	1.04
Brazil (Cost $134,001,115)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%) 6.250%, 04/15/2024(5)		1,105,000	980,356	0.07
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 6.362%) 9.000%, 06/18/2024(5)		775,000	820,260	0.06
Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 06/10/2019		2,700,000	2,789,748	0.20

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Brazil (continued)
Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 05/09/2024		1,367,000	$1,346,495	0.10
Brazil (Rep of), 2.625%, 01/05/2023		1,650,000	1,553,475	0.11
Brazil (Rep of), 4.250%, 01/07/2025		3,264,000	3,211,776	0.23
Brazil (Rep of), 6.000%, 04/07/2026		1,486,000	1,607,109	0.12
Brazil (Rep of), 4.625%, 01/13/2028		2,562,000	2,467,206	0.18
Brazil (Rep of), 8.250%, 01/20/2034		1,016,000	1,258,834	0.09
Brazil (Rep of), 7.125%, 01/20/2037		2,191,000	2,497,740	0.18
Brazil (Rep of), 5.625%, 01/07/2041		988,000	939,104	0.07
Brazil (Rep of), 5.000%, 01/27/2045		2,174,000	1,880,510	0.14
Brazil (Rep of), 5.625%, 02/21/2047		1,809,000	1,702,269	0.12
Brazil Letras do Tesouro Nacional, 6.412%, 01/01/2020(3)	BRL	79,540,000	20,294,121	1.47
Brazil Notas do Tesouro Nacional Serie B, 6.000%, 08/15/2022(6)	BRL	25,246,000	23,729,326	1.72
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2023	BRL	56,348,000	16,709,984	1.21
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	41,415,000	12,151,955	0.88
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	38,664,000	11,241,485	0.81
CSN Islands XI Corp., 6.875%, 09/21/2019		1,430,000	1,433,575	0.10
CSN Resources S.A., 6.500%, 07/21/2020		1,460,000	1,419,850	0.10
Petrobras Global Finance B.V., 7.375%, 01/17/2027		1,750,000	1,876,875	0.14
Petrobras Global Finance B.V., 6.875%, 01/20/2040		6,200,000	5,959,750	0.43
Petrobras Global Finance B.V., 6.850%, 06/05/2115		3,765,000	3,478,860	0.25
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/2018		868,500	842,445	0.06
QGOG Constellation S.A., 9.500%, (5% PIK), 11/09/2024(7)		1,412,327	692,040	0.05
Samarco Mineracao S.A., 4.125%, 11/01/2022(8)		2,295,000	1,669,613	0.12
Samarco Mineracao S.A., 5.750%, 10/24/2023(8)		3,468,000	2,522,970	0.18
Samarco Mineracao S.A., 5.375%, 09/26/2024(8)		1,790,000	1,302,225	0.10
			128,379,956	9.29
Cameroon (Cost $373,234)
Cameroon (Rep of), 9.500%, 11/19/2025		320,000	367,251	0.03
			367,251	0.03
Chile (Cost $57,704,788)
Banco del Estado de Chile, 3.875%, 02/08/2022		960,000	964,222	0.07
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2021	CLP	20,495,000,000	34,299,101	2.48
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	CLP	4,205,000,000	6,936,878	0.50
Chile (Rep of), 3.240%, 02/06/2028		643,000	614,708	0.04
Corp. Nacional del Cobre de Chile, 4.250%, 07/17/2042		1,461,000	1,386,971	0.10
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		2,422,000	2,756,890	0.20
Corp. Nacional del Cobre de Chile, 4.875%, 11/04/2044		4,541,000	4,698,346	0.34
Corp. Nacional del Cobre de Chile, 4.500%, 08/01/2047		2,440,000	2,392,054	0.17
Empresa Nacional del Petroleo, 3.750%, 08/05/2026		1,260,000	1,195,929	0.09
Empresa Nacional del Petroleo, 4.500%, 09/14/2047		1,602,000	1,461,825	0.11
			56,706,924	4.10
China (Cost $17,332,210)
Amber Circle Funding Ltd., 3.250%, 12/04/2022		3,246,000	3,177,237	0.23
China Railway Resources Huitung Ltd., 3.850%, 02/05/2023		1,705,000	1,693,425	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
China (continued)
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016(4)(8)(9)(10)(11)		1,975,424	$—	—
Franshion Development Ltd., 6.750%, 04/15/2021		2,170,000	2,316,887	0.17
Industrial & Commercial Bank of China Asia Ltd., 5.125%, 11/30/2020		1,519,000	1,566,964	0.11
Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/2020		2,612,000	2,660,816	0.19
Sinochem Overseas Capital Co. Ltd., 6.300%, 11/12/2040		1,170,000	1,427,980	0.10
Sinopec Group Overseas Development 2012 Ltd., 4.875%, 05/17/2042		1,030,000	1,073,397	0.08
Sunac China Holdings Ltd., 7.950%, 08/08/2022		1,100,000	1,076,448	0.08
			14,993,154	1.08
Colombia (Cost $24,604,945)
Colombia (Rep of), 7.375%, 03/18/2019		1,943,000	2,014,891	0.15
Colombia (Rep of), 11.750%, 02/25/2020		765,000	876,307	0.06
Colombia (Rep of), 4.000%, 02/26/2024		1,150,000	1,147,125	0.08
Colombia (Rep of), 8.125%, 05/21/2024		1,808,000	2,193,104	0.16
Colombia (Rep of), 3.875%, 04/25/2027		1,956,000	1,887,540	0.14
Colombia (Rep of), 7.375%, 09/18/2037		3,398,000	4,306,965	0.31
Colombia (Rep of), 6.125%, 01/18/2041		3,772,000	4,262,360	0.31
Colombia (Rep of), 5.625%, 02/26/2044		2,813,000	3,015,536	0.22
Colombia (Rep of), 5.000%, 06/15/2045		1,677,000	1,660,230	0.12
Empresas Publicas de Medellin ESP, 8.375%, 11/08/2027	COP	8,747,000,000	3,239,525	0.23
			24,603,583	1.78
Costa Rica (Cost $6,008,861)
Banco Nacional de Costa Rica, 6.250%, 11/01/2023		860,000	891,175	0.06
Costa Rica (Rep of), 4.250%, 01/26/2023		4,006,000	3,837,748	0.28
Costa Rica (Rep of), 5.625%, 04/30/2043		900,000	776,061	0.06
Instituto Costarricense de Electricidad, 6.950%, 11/10/2021		400,000	425,400	0.03
			5,930,384	0.43
Croatia (Cost $12,492,936)
Croatia (Rep of), 6.625%, 07/14/2020		4,050,000	4,317,300	0.31
Croatia (Rep of), 6.375%, 03/24/2021		3,299,000	3,539,827	0.26
Croatia (Rep of), 6.000%, 01/26/2024		4,310,000	4,696,935	0.34
			12,554,062	0.91
Czech Republic (Cost $2,189,403)
New World Resources N.V., 8.000%, 04/07/2020(8)(10)	EUR	1,938,518	—	—
New World Resources N.V., 4.000%, 10/07/2020(8)(10)	EUR	669,526	—	—
			—	—
Dominican Republic (Cost $26,188,543)
Dominican (Rep of), 7.500%, 05/06/2021		3,017,000	3,187,461	0.23
Dominican (Rep of), 6.600%, 01/28/2024		1,400,000	1,491,000	0.11
Dominican (Rep of), 5.875%, 04/18/2024		5,059,000	5,223,417	0.38
Dominican (Rep of), 5.500%, 01/27/2025		4,820,000	4,836,870	0.35
Dominican (Rep of), 6.875%, 01/29/2026		4,260,000	4,615,710	0.33
Dominican (Rep of), 7.450%, 04/30/2044		1,920,000	2,102,400	0.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Dominican Republic (continued)
Dominican (Rep of), 6.850%, 01/27/2045		4,277,000	$4,416,002	0.32
			25,872,860	1.87
Ecuador (Cost $87,838,385)
Ecuador (Rep of), 10.500%, 03/24/2020		19,691,000	20,281,730	1.47
Ecuador (Rep of), 10.750%, 03/28/2022		18,330,000	19,338,150	1.40
Ecuador (Rep of), 8.750%, 06/02/2023		7,303,000	7,156,940	0.52
Ecuador (Rep of), 7.950%, 06/20/2024		7,332,000	6,892,080	0.50
Ecuador (Rep of), 9.650%, 12/13/2026		7,185,000	7,077,225	0.51
Ecuador (Rep of), 9.625%, 06/02/2027		4,130,000	4,047,400	0.29
Ecuador (Rep of), 8.875%, 10/23/2027		8,124,000	7,656,870	0.55
Ecuador (Rep of), 7.875%, 01/23/2028		9,096,000	8,049,960	0.58
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating, ICE LIBOR USD 3M + 5.630%) 7.925%, 09/24/2019		3,751,579	3,750,829	0.27
			84,251,184	6.09
Egypt (Cost $30,475,544)
Egypt (Rep of), 6.125%, 01/31/2022		1,660,000	1,703,492	0.12
Egypt (Rep of), 7.500%, 01/31/2027		6,419,000	6,773,971	0.49
Egypt (Rep of), 6.588%, 02/21/2028(4)		4,148,000	4,090,840	0.30
Egypt (Rep of), 6.875%, 04/30/2040		590,000	560,568	0.04
Egypt (Rep of), 8.500%, 01/31/2047		3,740,000	4,006,871	0.29
Egypt (Rep of), 7.903%, 02/21/2048(4)		1,900,000	1,925,616	0.14
Egypt Treasury Bill, 15.759%, 05/22/2018(3)	EGP	18,500,000	1,039,147	0.07
Egypt Treasury Bill, 16.559%, 06/26/2018(3)	EGP	9,000,000	497,330	0.04
Egypt Treasury Bill, 16.008%, 07/03/2018(3)	EGP	4,450,000	245,095	0.02
Egypt Treasury Bill, 15.650%, 07/10/2018(3)	EGP	89,875,000	4,933,794	0.36
Egypt Treasury Bill, 16.676%, 07/17/2018(3)	EGP	76,875,000	4,206,240	0.30
Egypt Treasury Bill, 16.586%, 07/24/2018(3)	EGP	5,650,000	308,121	0.02
			30,291,085	2.19
El Salvador (Cost $10,031,122)
El Salvador (Rep of), 7.375%, 12/01/2019		1,000,000	1,031,630	0.07
El Salvador (Rep of), 5.875%, 01/30/2025		1,626,000	1,593,480	0.12
El Salvador (Rep of), 6.375%, 01/18/2027		930,000	918,375	0.07
El Salvador (Rep of), 8.625%, 02/28/2029		1,570,000	1,793,725	0.13
El Salvador (Rep of), 8.250%, 04/10/2032		775,000	854,066	0.06
El Salvador (Rep of), 7.650%, 06/15/2035		860,000	894,400	0.06
El Salvador (Rep of), 7.625%, 02/01/2041		3,190,000	3,318,206	0.24
			10,403,882	0.75
Ethiopia (Cost $5,935,700)
Ethiopia (Rep of), 6.625%, 12/11/2024		6,060,000	6,124,357	0.44
			6,124,357	0.44
Gabon (Cost $5,396,447)
Gabon (Rep of), 6.375%, 12/12/2024		5,119,700	4,989,619	0.36
Gabon (Rep of), 6.950%, 06/16/2025		400,000	398,646	0.03
			5,388,265	0.39

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Georgia (Cost $4,201,678)
Georgia (Rep of), 6.875%, 04/12/2021		2,850,000	$3,067,996	0.22
Georgian Railway JSC, 7.750%, 07/11/2022		1,040,000	1,115,367	0.08
			4,183,363	0.30
Ghana (Cost $2,737,059)
Ghana (Rep of), 9.250%, 09/15/2022		1,370,000	1,558,375	0.11
Ghana (Rep of), 8.125%, 01/18/2026		930,000	994,010	0.07
Ghana (Rep of), 10.750%, 10/14/2030		200,000	258,540	0.02
			2,810,925	0.20
Hungary (Cost $17,538,358)
Hungary (Rep of), 5.375%, 02/21/2023		5,412,000	5,793,546	0.42
Hungary (Rep of), 5.750%, 11/22/2023		5,326,000	5,810,666	0.42
Hungary (Rep of), 5.375%, 03/25/2024		2,610,000	2,805,750	0.20
Hungary (Rep of), 5.500%, 06/24/2025	HUF	511,880,000	2,419,030	0.18
Hungary (Rep of), 7.625%, 03/29/2041		604,000	850,058	0.06
			17,679,050	1.28
India (Cost $34,269,914)
Export-Import Bank of India, 4.000%, 01/14/2023		1,949,000	1,938,959	0.14
Export-Import Bank of India, 3.375%, 08/05/2026		1,090,000	1,009,593	0.07
India (Rep of), 7.350%, 06/22/2024	INR	420,000,000	6,145,190	0.44
India (Rep of), 7.720%, 05/25/2025	INR	823,510,000	12,265,042	0.89
India (Rep of), 7.590%, 01/11/2026	INR	730,000,000	10,708,271	0.78
			32,067,055	2.32
Indonesia (Cost $76,106,142)
Indonesia (Rep of), 4.875%, 05/05/2021		1,098,000	1,138,957	0.08
Indonesia (Rep of), 5.625%, 05/15/2023	IDR	9,076,000,000	632,135	0.05
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	54,394,000,000	4,221,146	0.31
Indonesia (Rep of), 4.125%, 01/15/2025		1,385,000	1,383,899	0.10
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	112,000,000,000	8,707,711	0.63
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	42,812,000,000	3,104,158	0.22
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	62,398,000,000	4,260,098	0.31
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	27,075,000,000	2,163,906	0.16
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	114,464,000,000	8,416,652	0.61
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	22,278,000,000	1,525,966	0.11
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	28,422,000,000	2,234,783	0.16
Indonesia (Rep of), 8.500%, 10/12/2035		1,145,000	1,605,505	0.12
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	40,119,000,000	3,097,057	0.22
Indonesia (Rep of), 6.625%, 02/17/2037		1,524,000	1,816,696	0.13
Indonesia (Rep of), 7.750%, 01/17/2038		2,058,000	2,747,072	0.20
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	18,107,000,000	1,312,777	0.09
Indonesia (Rep of), 5.250%, 01/17/2042		1,603,000	1,662,348	0.12
Indonesia (Rep of), 5.125%, 01/15/2045		3,751,000	3,815,630	0.28
Indonesia (Rep of), 5.950%, 01/08/2046		3,119,000	3,539,276	0.26
Indonesia (Rep of), 5.250%, 01/08/2047		2,147,000	2,222,476	0.16
Indonesia (Rep of), 4.750%, 07/18/2047		1,280,000	1,243,188	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia (continued)
Majapahit Holding B.V., 8.000%, 08/07/2019		1,400,000	$1,487,500	0.11
Majapahit Holding B.V., 7.750%, 01/20/2020		1,280,000	1,368,064	0.10
Pertamina Persero PT, 6.000%, 05/03/2042		1,699,000	1,773,982	0.13
Perusahaan Listrik Negara PT, 5.500%, 11/22/2021		4,030,000	4,216,388	0.30
Perusahaan Listrik Negara PT, 5.250%, 05/15/2047		988,000	946,022	0.07
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/2025		1,448,000	1,447,686	0.10
Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026		2,080,000	2,094,416	0.15
			74,185,494	5.37
Ivory Coast (Cost $11,751,238)
Ivory Coast (Rep of), 6.375%, 03/03/2028		1,276,000	1,284,230	0.09
Ivory Coast (Rep of), 5.750%, 12/31/2032		10,865,610	10,394,043	0.75
			11,678,273	0.84
Jamaica (Cost $21,589,489)
Digicel Group Ltd., 8.250%, 09/30/2020		14,315,000	12,794,031	0.93
Digicel Group Ltd., 7.125%, 04/01/2022		5,580,000	4,537,768	0.33
Jamaica (Rep of), 6.750%, 04/28/2028		920,000	1,015,220	0.07
Jamaica (Rep of), 7.875%, 07/28/2045		1,560,000	1,833,000	0.13
			20,180,019	1.46
Jordan (Cost $1,376,589)
Jordan (Rep of), 5.750%, 01/31/2027		1,430,000	1,357,899	0.10
			1,357,899	0.10
Kazakhstan (Cost $27,647,062)
Development Bank of Kazakhstan JSC, 4.125%, 12/10/2022		3,463,000	3,454,343	0.25
KazAgro National Management Holding JSC, 4.625%, 05/24/2023		2,290,000	2,238,475	0.16
Kazakhstan (Rep of), 5.125%, 07/21/2025		4,850,000	5,167,617	0.37
Kazakhstan (Rep of), 4.875%, 10/14/2044		1,199,000	1,176,938	0.09
Kazakhstan (Rep of), 6.500%, 07/21/2045		2,213,000	2,637,232	0.19
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		3,651,000	3,987,922	0.29
Kazakhstan Temir Zholy National Co. JSC, 4.850%, 11/17/2027		901,000	891,990	0.06
KazMunayGas National Co. JSC, 9.125%, 07/02/2018		1,341,000	1,352,921	0.10
KazMunayGas National Co. JSC, 7.000%, 05/05/2020		1,744,000	1,861,057	0.13
KazMunayGas National Co. JSC, 6.375%, 04/09/2021		1,030,000	1,102,306	0.08
KazMunayGas National Co. JSC, 5.375%, 04/24/2030(4)(11)		2,151,000	2,150,355	0.16
KazMunayGas National Co. JSC, 5.750%, 04/30/2043		1,376,000	1,459,936	0.11
KazMunayGas National Co. JSC, 6.375%, 10/24/2048(4)(11)		1,131,000	1,155,056	0.08
			28,636,148	2.07
Kenya (Cost $3,520,511)
Kenya (Rep of), 6.875%, 06/24/2024		1,480,000	1,533,457	0.11
Kenya (Rep of), 7.250%, 02/28/2028(4)		840,000	867,028	0.06
Kenya (Rep of), 8.250%, 02/28/2048(4)		1,160,000	1,195,902	0.09
			3,596,387	0.26
Lebanon (Cost $23,235,834)
Lebanon (Rep of), 5.150%, 11/12/2018		280,000	279,048	0.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Lebanon (continued)
Lebanon (Rep of), 5.450%, 11/28/2019		2,330,000	$2,294,178	0.17
Lebanon (Rep of), 6.375%, 03/09/2020		2,164,000	2,156,223	0.16
Lebanon (Rep of), 8.250%, 04/12/2021		4,945,000	5,056,490	0.37
Lebanon (Rep of), 6.100%, 10/04/2022		7,454,000	7,091,512	0.51
Lebanon (Rep of), 6.000%, 01/27/2023		3,350,000	3,157,040	0.23
Lebanon (Rep of), 6.600%, 11/27/2026		1,926,000	1,736,347	0.12
Lebanon (Rep of), 6.750%, 11/29/2027		546,000	492,474	0.03
			22,263,312	1.61
Malaysia (Cost $25,894,532)
Axiata SPV1 Labuan Ltd., 5.375%, 04/28/2020		500,000	517,786	0.04
Malaysia (Rep of), 3.759%, 03/15/2019	MYR	1,609,000	411,001	0.03
Malaysia (Rep of), 3.654%, 10/31/2019	MYR	4,888,000	1,246,378	0.09
Malaysia (Rep of), 3.659%, 10/15/2020	MYR	48,440,000	12,345,206	0.89
Malaysia (Rep of), 3.882%, 03/10/2022	MYR	2,246,000	574,805	0.04
Malaysia (Rep of), 3.418%, 08/15/2022	MYR	6,439,000	1,611,906	0.12
Malaysia (Rep of), 3.480%, 03/15/2023	MYR	146,000	36,340	—
Malaysia (Rep of), 4.181%, 07/15/2024	MYR	2,150,000	550,422	0.04
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	50,000	12,560	—
Malaysia (Rep of), 4.392%, 04/15/2026	MYR	125,000	32,393	—
Malaysia (Rep of), 3.900%, 11/30/2026	MYR	114,000	28,511	—
Malaysia (Rep of), 4.498%, 04/15/2030	MYR	6,297,000	1,599,783	0.12
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	2,488,000	614,952	0.04
Malaysia (Rep of), 3.844%, 04/15/2033	MYR	7,162,000	1,667,166	0.12
Malaysia (Rep of), 4.254%, 05/31/2035	MYR	468,000	110,949	0.01
Petronas Capital Ltd., 5.250%, 08/12/2019		1,672,000	1,715,989	0.12
Petronas Capital Ltd., 7.875%, 05/22/2022		1,760,000	2,033,712	0.15
Wakala Global Sukuk Bhd., 4.646%, 07/06/2021		1,421,000	1,485,798	0.11
			26,595,657	1.92
Mexico (Cost $86,922,289)
Comision Federal de Electricidad, 4.875%, 01/15/2024		1,963,000	2,009,621	0.15
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	24,850,000	1,272,293	0.09
Comision Federal de Electricidad, 5.750%, 02/14/2042		2,150,000	2,201,063	0.16
Mexican Bonos, 6.500%, 06/10/2021	MXN	322,560,000	16,828,715	1.22
Mexican Bonos, 6.500%, 06/09/2022	MXN	141,110,000	7,308,772	0.53
Mexican Bonos, 8.000%, 12/07/2023	MXN	55,600,000	3,058,705	0.22
Mexican Bonos, 10.000%, 12/05/2024	MXN	251,050,000	15,272,503	1.10
Mexican Bonos, 5.750%, 03/05/2026	MXN	254,120,000	12,230,528	0.88
Mexico (Rep of), 6.050%, 01/11/2040		672,000	738,528	0.05
Mexico (Rep of), 4.750%, 03/08/2044		1,546,000	1,453,240	0.11
Mexico (Rep of), 5.550%, 01/21/2045		1,437,000	1,527,244	0.11
Mexico (Rep of), 4.600%, 01/23/2046		4,393,000	4,026,185	0.29
Mexico (Rep of), 4.350%, 01/15/2047		1,207,000	1,066,988	0.08
Mexico (Rep of), 5.750%, 10/12/2110		1,508,000	1,485,380	0.11
Petroleos Mexicanos, 6.000%, 03/05/2020		624,000	647,400	0.05
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	44,460,000	2,139,240	0.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Mexico (continued)
Petroleos Mexicanos, 6.875%, 08/04/2026		3,095,000	$3,314,745	0.24
Petroleos Mexicanos, 6.500%, 06/02/2041		1,910,000	1,828,825	0.13
Petroleos Mexicanos, 5.500%, 06/27/2044		548,000	462,068	0.03
Petroleos Mexicanos, 5.625%, 01/23/2046		2,630,000	2,221,693	0.16
Petroleos Mexicanos, 6.750%, 09/21/2047		3,521,000	3,399,173	0.25
			84,492,909	6.11
Mongolia (Cost $3,037,618)
Energy Resources LLC, 2.961%, 09/30/2022(12)		2,430,113	2,454,414	0.18
Mongolia (Rep of), 5.625%, 05/01/2023		920,000	892,336	0.07
Mongolian Mining Corp., 1.822%, 10/01/2018(7)		992,986	605,721	0.04
			3,952,471	0.29
Morocco (Cost $7,904,736)
Morocco (Rep of), 4.250%, 12/11/2022		5,172,000	5,197,860	0.38
Morocco (Rep of), 5.500%, 12/11/2042		2,378,000	2,473,120	0.18
			7,670,980	0.56
Nigeria (Cost $6,700,498)
Nigeria (Rep of), 6.500%, 11/28/2027		3,000,000	3,019,992	0.22
Nigeria (Rep of), 7.696%, 02/23/2038(4)		1,933,000	1,986,157	0.14
Nigeria (Rep of), 7.625%, 11/28/2047		1,710,000	1,722,825	0.13
			6,728,974	0.49
Oman (Cost $7,105,395)
Oman (Rep of), 4.750%, 06/15/2026		404,000	376,245	0.03
Oman (Rep of), 6.500%, 03/08/2047		2,700,000	2,489,670	0.18
Oman (Rep of), 6.750%, 01/17/2048		4,120,000	3,878,560	0.28
			6,744,475	0.49
Pakistan (Cost $23,280,873)
Pakistan (Rep of), 7.250%, 04/15/2019		4,678,000	4,766,742	0.35
Pakistan (Rep of), 8.250%, 04/15/2024		3,718,000	3,863,582	0.28
Pakistan (Rep of), 8.250%, 09/30/2025		2,590,000	2,685,633	0.20
Pakistan (Rep of), 6.875%, 12/05/2027		4,632,000	4,332,291	0.31
Second Pakistan International Sukuk (The) Co. Ltd., 6.750%, 12/03/2019		2,890,000	2,949,771	0.21
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%, 10/13/2021		2,283,000	2,243,221	0.16
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		1,986,000	1,913,934	0.14
			22,755,174	1.65
Panama (Cost $11,415,187)
Panama (Rep of), 4.000%, 09/22/2024		670,000	678,375	0.05
Panama (Rep of), 7.125%, 01/29/2026		1,889,000	2,257,355	0.16
Panama (Rep of), 8.875%, 09/30/2027		777,000	1,058,663	0.08
Panama (Rep of), 9.375%, 04/01/2029		781,000	1,110,972	0.08
Panama (Rep of), 6.700%, 01/26/2036		1,872,000	2,311,920	0.17
Panama (Rep of), 4.500%, 05/15/2047		1,320,000	1,287,000	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Panama (continued)
Panama (Rep of), 4.300%, 04/29/2053		2,540,000	$2,381,250	0.17
			11,085,535	0.80
Paraguay (Cost $2,613,371)
Paraguay (Rep of), 4.625%, 01/25/2023		1,570,000	1,601,400	0.11
Paraguay (Rep of), 4.700%, 03/27/2027		956,000	951,220	0.07
			2,552,620	0.18
Peru (Cost $24,835,711)
Banco de Credito del Peru, 4.850%, 10/30/2020	PEN	9,670,000	2,983,788	0.22
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	5,140,000	1,734,138	0.12
Peru (Rep of), 7.350%, 07/21/2025		4,359,000	5,350,673	0.39
Peru (Rep of), 8.750%, 11/21/2033		4,056,000	5,972,460	0.43
Peru (Rep of), 5.625%, 11/18/2050		5,523,000	6,470,194	0.47
Petroleos del Peru S.A., 5.625%, 06/19/2047		1,708,000	1,661,457	0.12
			24,172,710	1.75
Philippines (Cost $20,700,593)
Development Bank of the Philippines, 5.500%, 03/25/2021		1,490,000	1,577,287	0.11
Philippines (Rep of), 4.950%, 01/15/2021	PHP	11,000,000	214,210	0.01
Philippines (Rep of), 3.900%, 11/26/2022	PHP	35,000,000	648,267	0.05
Philippines (Rep of), 10.625%, 03/16/2025		1,157,000	1,646,852	0.12
Philippines (Rep of), 5.500%, 03/30/2026		500,000	557,856	0.04
Philippines (Rep of), 9.500%, 02/02/2030		3,137,000	4,643,604	0.34
Philippines (Rep of), 7.750%, 01/14/2031		2,738,000	3,681,047	0.27
Philippines (Rep of), 6.375%, 10/23/2034		1,899,000	2,382,303	0.17
Philippines (Rep of), 6.250%, 01/14/2036	PHP	15,000,000	316,960	0.02
Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024		3,236,000	3,879,394	0.28
			19,547,780	1.41
Poland (Cost $4,978,936)
Poland (Rep of), 5.000%, 03/23/2022		1,633,000	1,732,678	0.12
Poland (Rep of), 3.000%, 03/17/2023		715,000	703,203	0.05
Poland (Rep of), 3.250%, 07/25/2025	PLN	838,000	244,917	0.02
Poland (Rep of), 2.500%, 07/25/2026	PLN	8,834,000	2,431,593	0.18
			5,112,391	0.37
Qatar (Cost $2,370,000)
Qatar (Rep of), 5.103%, 04/23/2048(4)(11)		2,370,000	2,349,026	0.17
			2,349,026	0.17
Romania (Cost $9,015,324)
Romania (Rep of), 4.375%, 08/22/2023		6,386,000	6,481,790	0.47
Romania (Rep of), 5.800%, 07/26/2027	RON	6,150,000	1,732,027	0.13
Romania (Rep of), 6.125%, 01/22/2044		530,000	614,800	0.04
			8,828,617	0.64
Russian Federation (Cost $51,129,516)
CEDC Finance Corp International, Inc., 10.000%, 12/31/2022(4)		1,071,532	874,638	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation (continued)
Gazprom Neft OAO Via GPN Capital S.A., 4.375%, 09/19/2022		4,152,000	$4,071,850	0.30
Gazprom OAO Via Gaz Capital S.A., 9.250%, 04/23/2019		640,000	670,400	0.05
Gazprom OAO Via Gaz Capital S.A., 8.625%, 04/28/2034		1,040,000	1,318,762	0.10
Russian Federal Bond - OFZ, 7.500%, 08/18/2021	RUB	585,143,000	9,533,726	0.69
Russian Federal Bond - OFZ, 7.400%, 12/07/2022	RUB	74,448,000	1,210,651	0.09
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	324,001,000	5,340,685	0.39
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	316,795,000	5,549,603	0.40
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	35,390,000	576,322	0.04
Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029(4)		3,200,000	3,099,251	0.22
Russian Foreign Bond - Eurobond, 5.250%, 06/23/2047		3,600,000	3,488,126	0.25
Sberbank of Russia Via SB Capital S.A., 5.125%, 10/29/2022		1,420,000	1,405,800	0.10
Sberbank of Russia Via SB Capital S.A., 5.250%, 05/23/2023		3,620,000	3,592,850	0.26
SCF Capital Designated Activity Co., 5.375%, 06/16/2023		2,580,000	2,541,610	0.18
Vnesheconombank Via VEB Finance PLC, 6.902%, 07/09/2020		880,000	913,572	0.07
Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022		1,520,000	1,573,504	0.11
Vnesheconombank Via VEB Finance PLC, 5.942%, 11/21/2023		3,264,000	3,389,958	0.25
			49,151,308	3.56
Saudi Arabia (Cost $1,076,098)
Saudi (Rep of), 5.000%, 04/17/2049(4)(11)		1,100,000	1,054,889	0.08
			1,054,889	0.08
Senegal (Cost $4,591,727)
Senegal (Rep of), 6.250%, 05/23/2033		2,369,000	2,283,313	0.16
Senegal (Rep of), 6.750%, 03/13/2048(4)		2,157,000	2,032,973	0.15
			4,316,286	0.31
Serbia (Cost $3,429,700)
Serbia (Rep of), 4.875%, 02/25/2020		2,524,000	2,570,613	0.19
Serbia (Rep of), 7.250%, 09/28/2021		780,000	861,498	0.06
			3,432,111	0.25
South Africa (Cost $75,840,871)
Eskom Holdings SOC Ltd., 5.750%, 01/26/2021		450,000	448,713	0.03
Eskom Holdings SOC Ltd., 6.750%, 08/06/2023		2,487,000	2,518,088	0.18
Eskom Holdings SOC Ltd., 7.125%, 02/11/2025		5,008,000	5,116,674	0.37
South Africa (Rep of), 5.875%, 05/30/2022		1,782,000	1,898,963	0.14
South Africa (Rep of), 4.875%, 04/14/2026		2,690,000	2,642,021	0.19
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	111,902,000	10,240,402	0.74
South Africa (Rep of), 4.300%, 10/12/2028		5,969,000	5,479,805	0.40
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	55,284,000	4,245,758	0.31
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	142,050,346	9,937,256	0.72
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	56,129,000	4,320,019	0.31
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	17,781,660	1,369,301	0.10
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	64,175,480	5,138,883	0.37
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	22,931,000	1,394,624	0.10
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	90,550,000	7,033,283	0.51
South Africa (Rep of), 5.000%, 10/12/2046		4,565,000	4,028,613	0.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
South Africa (continued)
South Africa (Rep of), 5.650%, 09/27/2047		3,600,000	$3,449,520	0.25
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	126,444,690	9,837,427	0.71
			79,099,350	5.72
Sri Lanka (Cost $2,209,759)
Sri Lanka (Rep of), 6.825%, 07/18/2026		1,051,000	1,065,502	0.08
Sri Lanka (Rep of), 6.200%, 05/11/2027		1,071,000	1,033,324	0.07
			2,098,826	0.15
Suriname (Cost $2,100,446)
Suriname (Rep of), 9.250%, 10/26/2026		2,077,000	2,139,310	0.16
			2,139,310	0.16
Thailand (Cost $6,430,355)
Thailand (Rep of), 2.000%, 12/17/2022	THB	29,304,000	932,371	0.07
Thailand (Rep of), 1.250%, 03/12/2028(6)	THB	22,210,000	695,874	0.05
Thailand (Rep of), 3.775%, 06/25/2032	THB	86,450,000	2,988,099	0.21
Thailand (Rep of), 3.400%, 06/17/2036	THB	58,033,000	1,904,599	0.14
			6,520,943	0.47
Turkey (Cost $31,772,381)
Turkey (Rep of), 7.000%, 03/11/2019		1,410,000	1,450,636	0.10
Turkey (Rep of), 7.500%, 11/07/2019		1,620,000	1,707,367	0.12
Turkey (Rep of), 7.000%, 06/05/2020		360,000	380,161	0.03
Turkey (Rep of), 5.625%, 03/30/2021		1,730,000	1,784,135	0.13
Turkey (Rep of), 3.000%, 02/23/2022(6)	TRY	5,042,000	2,047,990	0.15
Turkey (Rep of), 10.700%, 08/17/2022	TRY	14,380,000	3,267,458	0.24
Turkey (Rep of), 6.250%, 09/26/2022		820,000	862,035	0.06
Turkey (Rep of), 3.250%, 03/23/2023		850,000	784,159	0.06
Turkey (Rep of), 5.750%, 03/22/2024		1,770,000	1,794,373	0.13
Turkey (Rep of), 7.375%, 02/05/2025		1,657,000	1,815,959	0.13
Turkey (Rep of), 11.000%, 02/24/2027	TRY	15,021,000	3,453,784	0.25
Turkey (Rep of), 6.000%, 03/25/2027		1,090,000	1,093,989	0.08
Turkey (Rep of), 6.125%, 10/24/2028		1,940,000	1,935,150	0.14
Turkey (Rep of), 6.750%, 05/30/2040		1,927,000	1,936,307	0.14
Turkey (Rep of), 6.000%, 01/14/2041		850,000	782,245	0.06
Turkey (Rep of), 4.875%, 04/16/2043		2,860,000	2,274,415	0.16
Turkey (Rep of), 5.750%, 05/11/2047		1,722,000	1,503,723	0.11
			28,873,886	2.09
Ukraine (Cost $23,901,136)
DTEK Finance PLC, 10.750%, (13% PIK), 12/31/2024(7)		4,423,861	4,687,081	0.34
Metinvest B.V., 7.750%, 04/23/2023(4)		3,500,000	3,402,700	0.25
Ukraine (Rep of), 7.750%, 09/01/2021		329,000	339,758	0.02
Ukraine (Rep of), 7.750%, 09/01/2022		642,000	654,686	0.05
Ukraine (Rep of), 7.750%, 09/01/2023		2,522,000	2,542,277	0.18
Ukraine (Rep of), 7.750%, 09/01/2024		858,000	855,855	0.06
Ukraine (Rep of), 7.750%, 09/01/2025		2,073,000	2,057,453	0.15
Ukraine (Rep of), 7.750%, 09/01/2026		1,654,000	1,630,447	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ukraine (continued)
Ukraine (Rep of), 7.375%, 09/25/2032		4,832,000	$4,458,486	0.32
Ukraine Railways Via Shortline PLC, 9.875%, 09/15/2021		890,000	927,953	0.07
Ukreximbank Via Biz Finance PLC, 9.750%, 01/22/2025		2,150,000	2,249,437	0.16
			23,806,133	1.72
United Arab Emirates (Cost $1,064,534)
Abu Dhabi (Rep of), 3.125%, 05/03/2026		1,090,000	1,027,626	0.07
			1,027,626	0.07
Uruguay (Cost $12,916,642)
Uruguay (Rep of), 7.875%, 01/15/2033		2,456,000	3,220,676	0.23
Uruguay (Rep of), 7.625%, 03/21/2036		1,804,000	2,347,996	0.17
Uruguay (Rep of), 4.125%, 11/20/2045		1,634,235	1,450,383	0.11
Uruguay (Rep of), 5.100%, 06/18/2050		1,386,000	1,361,745	0.10
Uruguay (Rep of), 4.975%, 04/20/2055		4,345,974	4,183,000	0.30
			12,563,800	0.91
Venezuela (Cost $65,367,002)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		39,687,750	34,369,591	2.49
Petroleos de Venezuela S.A., 9.000%, 11/17/2021(8)		3,789,076	1,136,723	0.08
Petroleos de Venezuela S.A., 12.750%, 02/17/2022(8)		1,695,000	529,688	0.04
Petroleos de Venezuela S.A., 5.375%, 04/12/2027(8)		1,590,000	415,785	0.03
Petroleos de Venezuela S.A., 9.750%, 05/17/2035(8)		4,123,147	1,164,377	0.08
Venezuela (Rep of), 7.750%, 10/13/2019(8)		2,600,000	767,000	0.06
Venezuela (Rep of), 12.750%, 08/23/2022(8)		3,246,000	1,022,490	0.07
Venezuela (Rep of), 9.000%, 05/07/2023(8)		3,000,000	855,000	0.06
Venezuela (Rep of), 8.250%, 10/13/2024(8)		6,920,000	1,972,200	0.14
Venezuela (Rep of), 7.650%, 04/21/2025(8)		1,442,000	407,365	0.03
Venezuela (Rep of), 11.750%, 10/21/2026(8)		12,847,200	3,950,514	0.29
Venezuela (Rep of), 9.250%, 09/15/2027(8)		3,247,000	1,006,570	0.07
Venezuela (Rep of), 9.250%, 05/07/2028(8)		4,253,000	1,201,472	0.09
Venezuela (Rep of), 11.950%, 08/05/2031(8)		21,629,200	6,650,979	0.48
			55,449,754	4.01
Vietnam (Cost $6,398,097)
Vietnam (Rep of), 6.750%, 01/29/2020		4,110,000	4,321,299	0.31
Vietnam (Rep of), 4.800%, 11/19/2024		1,982,000	2,014,222	0.15
			6,335,521	0.46
Zambia (Cost $5,090,030)
Zambia (Rep of), 5.375%, 09/20/2022		250,000	228,762	0.01
Zambia (Rep of), 8.500%, 04/14/2024		1,090,000	1,100,736	0.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Zambia (continued)
Zambia (Rep of), 8.970%, 07/30/2027		3,809,000	$3,828,045	0.28
			5,157,543	0.37

Total Debt Securities (Cost $1,255,049,480)			1,213,689,136	87.79

Bank Loans

United Arab Emirates (Cost $16,512,159)
DP World Ltd., 3.750%, 09/30/2022(13)		6,863,615	6,520,435	0.47
DP World Ltd., 4.750%, 09/30/2022(13)		5,344,401	5,077,181	0.37
Dubai Drydocks World LLC, 4.302%, 11/20/2020(13)		6,470,000	6,146,500	0.44
			17,744,116	1.28

Total Bank Loans (Cost $16,512,159)			17,744,116	1.28

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Mongolia (Cost $1,170,643)
Mongolian Mining Corp. *	HKD	6,813,061	$128,832	0.01
			128,832	0.01

Niger (Cost $265,038)
Savannah Petroleum PLC *	GBP	682,262	285,501	0.02
			285,501	0.02

Russian Federation (Cost $130,309)
Roust Corp. *(13)		8,407	42,035	—
			42,035	—

Total Equity Securities (Cost $1,565,990)			456,368	0.03

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V., Exp. 07/31/2022, Strike Price $9.75 *(10)	MXN	63,823	$—	—
			—	—
Total Warrants (Cost $—)			—	—

Total Investments in Securities (Cost $1,273,127,629)			1,231,889,620	89.10

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $4,248,029)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	5,702,000,000	$442,493	0.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	262,000,000	$20,601	—
Indonesia (Rep of), Issued by Standard Chartered, 12.800%, 06/15/2021	IDR	1,840,000,000	155,773	0.01
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	6,958,000,000	539,963	0.04
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/15/2025	IDR	3,602,000,000	318,870	0.02
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	2,613,000,000	189,460	0.01
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/15/2029	IDR	11,300,000,000	921,826	0.07
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	8,356,000,000	750,815	0.06
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	2,727,000,000	214,420	0.02
			3,554,221	0.26

Total Fully Funded Total Return Swaps (Cost $4,248,029)			3,554,221	0.26

Total Investments (Total Cost $1,277,375,658)			1,235,443,841	89.36
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			147,073,240	10.64

Net Assets			$1,382,517,081	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Step coupon bond. Rate as of April 30, 2018 is disclosed.

(3)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(5)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(6)	Inflation-indexed bonds are shown at original par and stated coupon rate.

(7)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(8)	Issuer has defaulted on terms of debt obligation.

(9)	Maturity has been extended under the terms of a plan of reorganization.

(10)	Security has been deemed worthless and is a Level 3 investment.

(11)	Restricted security that has been deemed illiquid. At April 30, 2018 the value of these restricted illiquid securities amount to $6,709,326 or 0.5% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/20/2015	$1,953,742
KazMunayGas National Co. JSC, 5.375%, 04/24/2030	04/17/2018	2,151,000
KazMunayGas National Co. JSC, 6.375%, 10/24/2048	04/17/2018	1,119,747
Qatar (Rep of), 5.103%, 04/23/2048	04/12/2018	2,370,000
Saudi (Rep of), 5.000%, 04/17/2049	04/10/2018	1,076,086

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

(12)	The coupon rate is subject to the performance of the TSIPPCAE Commodity Index.

(13)	Security is a Level 3 investment.

Percentages shown are based on net assets.

At April 30, 2018, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/03/2018	Goldman Sachs	United States Dollar	23,293,224	Brazilian Real	77,038,845	$1,308,866
05/03/2018	JP Morgan	United States Dollar	6,140,876	Brazilian Real	20,461,399	301,864
05/29/2018	Deutsche Bank	United States Dollar	7,305,000	Chilean Peso	4,401,993,000	128,770
05/31/2018	Morgan Stanley	Indian Rupee	32,206,459	United States Dollar	481,340	1,171
05/31/2018	HSBC Bank	United States Dollar	4,067,934	Argentine Peso	84,613,023	72,564
05/31/2018	Barclays	United States Dollar	1,289,666	South African Rand	15,370,494	62,041
05/31/2018	Merrill Lynch	United States Dollar	1,231,437	South African Rand	15,249,068	13,510
06/04/2018	Merrill Lynch	United States Dollar	15,148,229	Brazilian Real	52,212,159	296,295
06/29/2018	Goldman Sachs	Indonesian Rupiah	8,419,200,000	United States Dollar	600,000	663
06/29/2018	ANZ	Philippine Peso	260,766,960	United States Dollar	4,981,031	49,195
06/29/2018	Barclays	Philippine Peso	37,703,058	United States Dollar	717,880	9,417
07/31/2018	Credit Suisse	Colombian Peso	4,036,890,000	United States Dollar	1,430,000	4,303
07/31/2018	Citibank	Mexican Peso	64,211,192	United States Dollar	3,353,500	29,951
07/31/2018	BNP Paribas	Turkish Lira	80,697,803	United States Dollar	19,298,769	2,072
07/31/2018	Citibank	Turkish Lira	2,321,424	United States Dollar	551,050	4,175
07/31/2018	BNP Paribas	United States Dollar	1,219,106	South African Rand	15,249,068	10,521
03/29/2019	JP Morgan	United States Dollar	20,720,535	Chilean Peso	12,491,374,800	367,389
03/29/2019	JP Morgan	United States Dollar	14,448,964	Chilean Peso	8,688,161,916	292,681
04/02/2019	Standard Chartered	United States Dollar	20,132,953	Brazilian Real	70,723,036	459,158

Subtotal Appreciation						3,414,606

05/03/2018	Goldman Sachs	Brazilian Real	10,014,270	United States Dollar	3,010,000	$(152,256)
05/03/2018	HSBC Bank	Brazilian Real	5,728,958	United States Dollar	1,715,000	(80,143)
05/03/2018	JP Morgan	Brazilian Real	29,544,858	United States Dollar	8,793,767	(362,634)
05/03/2018	Merrill Lynch	Brazilian Real	52,212,159	United States Dollar	15,186,783	(287,146)
05/30/2018	Barclays	Polish Zloty	6,512,166	United States Dollar	1,963,655	(107,660)
05/30/2018	BNP Paribas	Polish Zloty	7,379,539	United States Dollar	2,183,780	(80,580)
05/30/2018	Citibank	Polish Zloty	8,595,208	United States Dollar	2,498,310	(48,639)
05/30/2018	Merrill Lynch	Polish Zloty	13,383,216	United States Dollar	3,907,052	(92,779)
05/30/2018	Standard Chartered	Polish Zloty	6,256,787	United States Dollar	1,866,965	(83,754)
05/30/2018	Citibank	South African Rand	6,530,697	United States Dollar	545,996	(24,332)
05/31/2018	BNP Paribas	Argentine Peso	21,045,000	United States Dollar	1,000,000	(6,269)
05/31/2018	BNP Paribas	Argentine Peso	60,936,293	United States Dollar	2,898,967	(21,597)
05/31/2018	Deutsche Bank	Czech Koruna	39,068,742	United States Dollar	1,879,740	(33,328)
05/31/2018	Deutsche Bank	Czech Koruna	36,991,645	United States Dollar	1,819,940	(71,692)
05/31/2018	JP Morgan	Czech Koruna	189,760,814	United States Dollar	9,344,601	(376,390)
05/31/2018	BNP Paribas	Hungarian Forint	2,273,912,972	United States Dollar	9,015,236	$(245,383)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

05/31/2018	Credit Suisse	Hungarian Forint	398,266,032	United States Dollar	1,574,100	(38,098)
05/31/2018	Deutsche Bank	Hungarian Forint	784,901,494	United States Dollar	3,106,552	(79,405)
05/31/2018	BNP Paribas	Indian Rupee	51,734,730	United States Dollar	789,000	(13,920)
05/31/2018	BNP Paribas	Indian Rupee	290,814,177	United States Dollar	4,430,475	(73,554)
05/31/2018	Goldman Sachs	Indian Rupee	131,869,738	United States Dollar	2,002,000	(26,354)
05/31/2018	Merrill Lynch	Indian Rupee	103,068,000	United States Dollar	1,575,000	(30,856)
05/31/2018	Deutsche Bank	Malaysian Ringgit	14,579,377	United States Dollar	3,721,317	(9,569)
05/31/2018	Deutsche Bank	Malaysian Ringgit	3,656,583	United States Dollar	945,000	(14,074)
05/31/2018	BNP Paribas	Romanian Leu	3,589,484	United States Dollar	951,430	(21,526)
05/31/2018	BNP Paribas	Romanian Leu	3,857,598	United States Dollar	1,025,642	(26,280)
05/31/2018	Deutsche Bank	Romanian Leu	5,001,696	United States Dollar	1,322,700	(26,944)
05/31/2018	HSBC Bank	Romanian Leu	16,157,932	United States Dollar	4,287,971	(102,044)
05/31/2018	Goldman Sachs	Russian Ruble	21,904,345	United States Dollar	354,290	(7,826)
05/31/2018	HSBC Bank	Russian Ruble	927,264,576	United States Dollar	14,996,395	(329,707)
05/31/2018	JP Morgan	South African Rand	45,251,957	United States Dollar	3,620,620	(6,394)
05/31/2018	ANZ	Taiwan Dollar	587,871,044	United States Dollar	20,229,561	(330,528)
05/31/2018	HSBC Bank	Taiwan Dollar	23,610,550	United States Dollar	815,000	(15,799)
05/31/2018	Standard Chartered	Taiwan Dollar	48,819,307	United States Dollar	1,683,889	(31,389)
05/31/2018	BNP Paribas	Thai Baht	32,411,069	United States Dollar	1,037,387	(9,496)
05/31/2018	BNP Paribas	Thai Baht	26,452,000	United States Dollar	850,000	(11,096)
05/31/2018	Citibank	Thai Baht	115,540,986	United States Dollar	3,707,991	(43,701)
05/31/2018	Deutsche Bank	Thai Baht	33,389,190	United States Dollar	1,067,600	(8,689)
05/31/2018	UBS	Thai Baht	59,515,105	United States Dollar	1,906,313	(18,840)
06/04/2018	BNP Paribas	Brazilian Real	6,623,996	United States Dollar	1,901,420	(17,201)
06/29/2018	BNP Paribas	Argentine Peso	58,074,315	United States Dollar	2,712,106	(17,867)
06/29/2018	Barclays	Czech Koruna	8,628,885	United States Dollar	421,785	(13,270)
06/29/2018	BNP Paribas	Indonesian Rupiah	140,047,387,793	United States Dollar	10,079,703	(88,094)
06/29/2018	HSBC Bank	Korean Won	19,103,747,938	United States Dollar	17,910,044	(44,386)
06/29/2018	Merrill Lynch	Korean Won	20,241,281,926	United States Dollar	18,984,864	(55,394)
06/29/2018	Deutsche Bank	Polish Zloty	34,701,910	United States Dollar	10,298,647	(401,631)
06/29/2018	Merrill Lynch	Polish Zloty	22,525,857	United States Dollar	6,665,293	(240,898)
06/29/2018	Standard Chartered	Polish Zloty	4,158,527	United States Dollar	1,225,901	(39,885)
06/29/2018	Merrill Lynch	Romanian Leu	7,900,174	United States Dollar	2,099,714	(52,766)
06/29/2018	Goldman Sachs	Thai Baht	250,581,000	United States Dollar	8,052,736	(99,361)
06/29/2018	JP Morgan	Thai Baht	256,046,000	United States Dollar	8,229,021	(102,189)
06/29/2018	Standard Chartered	Thai Baht	11,002,950	United States Dollar	350,000	(769)
06/29/2018	UBS	Thai Baht	486,501,273	United States Dollar	15,605,594	(164,173)
07/31/2018	HSBC Bank	Argentine Peso	57,192,024	United States Dollar	2,681,295	(85,117)
07/31/2018	BNP Paribas	Chinese Yuan Renminbi	86,850,049	United States Dollar	13,743,756	(80,636)
07/31/2018	Goldman Sachs	Chinese Yuan Renminbi	5,160,453	United States Dollar	814,080	(2,245)
07/31/2018	HSBC Bank	Chinese Yuan Renminbi	145,666,384	United States Dollar	23,047,979	(131,961)
07/31/2018	Credit Suisse	Colombian Peso	74,972,924,820	United States Dollar	27,591,471	(953,666)
07/31/2018	JP Morgan	Colombian Peso	1,617,206,513	United States Dollar	579,430	$(4,838)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

07/31/2018	BNP Paribas	Czech Koruna	181,764,040	United States Dollar	8,763,810	(141,147)
07/31/2018	JP Morgan	Czech Koruna	189,182,980	United States Dollar	9,164,510	(189,902)
07/31/2018	Merrill Lynch	Israeli Shekel	18,307,639	United States Dollar	5,200,148	(84,525)
07/31/2018	HSBC Bank	Mexican Peso	243,313,586	United States Dollar	13,129,092	(308,279)
07/31/2018	Merrill Lynch	Mexican Peso	164,243,163	United States Dollar	8,999,872	(345,481)
07/31/2018	BNP Paribas	Peruvian Nuevo Sol	25,088,231	United States Dollar	7,782,434	(90,070)
07/31/2018	Citibank	Peruvian Nuevo Sol	2,228,094	United States Dollar	687,450	(4,289)
07/31/2018	Barclays	Polish Zloty	37,279,894	United States Dollar	10,853,437	(212,667)
07/31/2018	Merrill Lynch	Polish Zloty	38,801,522	United States Dollar	11,308,194	(233,107)
07/31/2018	BNP Paribas	Romanian Leu	7,832,092	United States Dollar	2,054,697	(25,749)
07/31/2018	Barclays	Singapore Dollar	22,362,810	United States Dollar	17,096,034	(194,323)
07/31/2018	HSBC Bank	Singapore Dollar	14,731,825	United States Dollar	11,264,723	(130,476)
07/31/2018	Citibank	South African Rand	20,975,127	United States Dollar	1,676,810	(14,398)
08/31/2018	Barclays	Czech Koruna	75,977,100	United States Dollar	3,672,453	(61,977)
08/31/2018	Deutsche Bank	Czech Koruna	221,383,646	United States Dollar	10,841,033	(320,753)
08/31/2018	HSBC Bank	Hungarian Forint	100,006,391	United States Dollar	394,400	(6,174)
08/31/2018	JP Morgan	Hungarian Forint	2,354,704,482	United States Dollar	9,377,183	(236,187)
08/31/2018	HSBC Bank	Polish Zloty	37,439,357	United States Dollar	10,891,133	(197,100)
08/31/2018	JP Morgan	Polish Zloty	35,971,147	United States Dollar	10,536,210	(261,551)
08/31/2018	Barclays	Russian Ruble	890,901,260	United States Dollar	14,129,089	(187,708)

Subtotal Depreciation						(9,192,881)

Total						$(5,778,275)

At April 30, 2018, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index		Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.349% (Receive Lunar)	MXN	439,000,000	06/14/2023	$(136,349)	—	$(39,834)	Merrill Lynch
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.375% (Receive Lunar)	MXN	417,400,000	06/14/2023	(105,665)	—	(37,994)	Santander
WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	13,970,000	03/26/2023	9,482	—	187	Merrill Lynch
Johannesburg Interbank Agreed Rate 3 Month (Pay Quarterly)	7.705% (Receive Quarterly)	ZAR	82,611,000	03/15/2028	(958)	—	7,182	Deutsche Bank
Johannesburg Interbank Agreed Rate 3 Month (Pay Quarterly)	7.551% (Receive Quarterly)	ZAR	28,269,000	03/15/2028	(25,039)	—	2,736	HSBC Bank
Johannesburg Interbank Agreed Rate 3 Month (Pay Quarterly)	7.693% (Receive Quarterly)	ZAR	98,600,000	06/20/2028	(29,891)	—	9,071	Goldman Sachs
Johannesburg Interbank Agreed Rate 3 Month (Pay Quarterly)	7.670% (Receive Quarterly)	ZAR	15,400,000	06/20/2028	(6,598)	—	1,438	HSBC Bank

					$(295,018)		$(57,214)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$207,529,999	$—	$207,529,999
Financial Certificates	—	12,134,826	—	12,134,826
Government Agencies	—	34,950,387	—	34,950,387
Government Bonds	—	929,980,149	—	929,980,149
Index Linked Government Bonds	—	26,473,189	—	26,473,189
Municipal Bonds	—	2,620,586	—	2,620,586

Total Debt Securities	—	1,213,689,136	—	1,213,689,136
Bank Loans	—	—	17,744,116	17,744,116
Common Stock
Mongolia	—	128,832	—	128,832
Niger	—	285,501	—	285,501
Russian Federation	—	—	42,035	42,035

Total Common Stock	—	414,333	42,035	456,368
Warrants	—	—	—	—
Fully Funded Total Return Swaps	—	3,554,221	—	3,554,221
Total Investments	$—	$1,217,657,690	$17,786,151	$1,235,443,841

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$3,414,606	$—	$3,414,606
Centrally Cleared Swap Contracts	—	9,482	—	9,482
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(9,192,881)	—	(9,192,881)
Centrally Cleared Swap Contracts	—	(304,500)	—	(304,500)
Total Other Financial Instruments	$—	$(6,073,293)	$—	$(6,073,293)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2018, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2018:

Category and Subcategory	Beginning Balance at 10/31/2017	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2018	Change in Unrealized Appreciation (Depreciation) from Investments still held 04/30/2018
Investments, at value
Corporate Bonds
China	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Czech Republic	—	—	—	—	—	—	—	—	—	—
Bank Loans
China	—	—	—	—	(281,761)	281,761	—	—	—	—
United Arab
Emirates	11,080,864	185,653	6,338,437	(245,287)	47,329	337,120	—	—	17,744,116	337,120
Common Stock
Russian Federation	113,494	—	—	—	—	(71,459)	—	—	42,035	(71,459)
Warrants
China	—	—	—	—	(27,482)	27,482	—	—	—	—
Mexico	—	—	—	—	—	—	—	—	—	—
Total	$11,194,358	$185,653	$6,338,437	$(245,287)	$(261,914)	$574,904	$—	$—	$17,786,151	$265,661

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2018:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 04/30/2018	Valuation Technique	Unobservable Input
Bank Loans	$17,744,116	Broker quote	Inputs to broker model
Common Stock	42,035	Broker quote	Inputs to broker model
Total	$17,786,151

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2018:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate

Assets:
Unrealized Appreciation on Centrally Cleared Swap Contracts	$ —	$9,482	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	3,414,606	—

	$3,414,606	$9,482

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate
Liabilities:
Unrealized Depreciation on Centrally Cleared Swap Contracts	$—	$(304,500	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(9,192,881)	—

	$(9,192,881)	$(304,500)

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2018:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$6,580,312	$—
Net Realized Gain on Interest Rate Swap Contracts	—	1,646,925

	$6,580,312	$1,646,925

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$(2,249,528)	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(1,090,424)

	$(2,249,528)	$(1,090,424)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $3,129,843)
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.500%) 25.331%, 03/11/2019	ARS	1,731,496	$83,939	0.11
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%) 26.088%, 03/01/2020	ARS	1,747,700	87,860	0.12
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.000%) 24.839%, 04/03/2022	ARS	6,974,400	338,565	0.45
Argentina POM Politica Monetaria, (Floating, Argentina Central Bank 7D Repo Rate + 0.000%) 28.875%, 06/21/2020	ARS	9,796,376	498,290	0.65
Letras del Banco Central de la Republica Argentina, 23.434%, 06/21/2018(2)	ARS	27,081,967	1,265,506	1.66
Letras del Banco Central de la Republica Argentina, 24.098%, 08/15/2018(2)	ARS	1,822,451	81,695	0.11
Provincia de Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.750%) 0.000%, 04/12/2025(3)	ARS	5,801,000	285,243	0.37
			2,641,098	3.47
Brazil (Cost $8,560,117)
Brazil Notas do Tesouro Nacional Serie B, 6.000%, 08/15/2022(4)	BRL	2,423,000	2,277,436	2.99
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2023	BRL	3,229,000	957,431	1.26
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	8,032,000	2,356,843	3.10
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	7,996,000	2,324,822	3.05
			7,916,532	10.40
Chile (Cost $3,535,560)
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2021	CLP	1,265,000,000	2,117,022	2.78
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	CLP	825,000,000	1,360,981	1.79
			3,478,003	4.57
Colombia (Cost $2,815,155)
Colombian TES, 11.000%, 07/24/2020	COP	265,000,000	106,195	0.14
Colombian TES, 7.000%, 05/04/2022	COP	6,506,400,000	2,443,481	3.21
Colombian TES, 7.750%, 09/18/2030	COP	445,500,000	173,731	0.23
Colombian TES, 7.000%, 06/30/2032	COP	997,800,000	360,754	0.47
Empresas Publicas de Medellin ESP, 8.375%, 11/08/2027	COP	60,000,000	22,221	0.03
			3,106,382	4.08
Egypt (Cost $1,140,657)
Egypt Treasury Bill, 16.559%, 06/26/2018(2)	EGP	1,775,000	98,085	0.13
Egypt Treasury Bill, 15.650%, 07/10/2018(2)	EGP	7,225,000	396,625	0.52
Egypt Treasury Bill, 16.676%, 07/17/2018(2)	EGP	11,875,000	649,744	0.86
			1,144,454	1.51
Hungary (Cost $1,551,231)
Hungary (Rep of), 7.500%, 11/12/2020	HUF	27,590,000	124,729	0.16
Hungary (Rep of), 7.000%, 06/24/2022	HUF	85,960,000	409,901	0.54
Hungary (Rep of), 1.750%, 10/26/2022	HUF	36,590,000	143,554	0.19
Hungary (Rep of), 3.000%, 06/26/2024	HUF	123,890,000	511,080	0.67

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Hungary (continued)
Hungary (Rep of), 5.500%, 06/24/2025	HUF	118,670,000	$560,808	0.74
			1,750,072	2.30
India (Cost $3,739,351)
India (Rep of), 7.350%, 06/22/2024	INR	10,000,000	146,314	0.19
India (Rep of), 7.720%, 05/25/2025	INR	174,220,000	2,594,766	3.41
India (Rep of), 7.590%, 01/11/2026	INR	55,000,000	806,788	1.06
			3,547,868	4.66
Indonesia (Cost $5,947,363)
Indonesia (Rep of), 8.250%, 07/15/2021	IDR	10,539,000,000	796,849	1.05
Indonesia (Rep of), 5.625%, 05/15/2023	IDR	1,723,000,000	120,005	0.16
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	1,930,000,000	149,774	0.20
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	8,335,000,000	648,025	0.85
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	4,542,000,000	329,326	0.43
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	12,888,000,000	879,902	1.16
Indonesia (Rep of), 9.000%, 03/15/2029	IDR	12,761,000,000	1,041,011	1.37
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	4,227,000,000	337,833	0.44
Indonesia (Rep of), 8.250%, 06/15/2032	IDR	1,145,000,000	88,161	0.12
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	1,243,000,000	91,399	0.12
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	4,820,000,000	330,153	0.43
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	5,957,000,000	468,391	0.61
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	4,313,000,000	332,950	0.44
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	3,500,000,000	253,754	0.33
			5,867,533	7.71
Malaysia (Cost $3,271,361)
Malaysia (Rep of), 3.580%, 09/28/2018	MYR	1,388,000	353,964	0.47
Malaysia (Rep of), 3.759%, 03/15/2019	MYR	904,000	230,917	0.30
Malaysia (Rep of), 3.654%, 10/31/2019	MYR	1,605,000	409,255	0.54
Malaysia (Rep of), 3.620%, 11/30/2021	MYR	1,775,000	451,791	0.59
Malaysia (Rep of), 3.882%, 03/10/2022	MYR	1,390,000	355,734	0.47
Malaysia (Rep of), 3.418%, 08/15/2022	MYR	1,704,000	426,571	0.56
Malaysia (Rep of), 3.795%, 09/30/2022	MYR	372,000	94,235	0.13
Malaysia (Rep of), 3.480%, 03/15/2023	MYR	1,432,000	356,428	0.47
Malaysia (Rep of), 4.181%, 07/15/2024	MYR	1,259,000	322,317	0.42
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	390,000	97,968	0.13
Malaysia (Rep of), 4.392%, 04/15/2026	MYR	365,000	94,587	0.13
Malaysia (Rep of), 4.498%, 04/15/2030	MYR	310,000	78,757	0.10
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	227,000	56,107	0.07
Malaysia (Rep of), 3.844%, 04/15/2033	MYR	654,000	152,238	0.20
			3,480,869	4.58
Mexico (Cost $3,681,610)
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	3,620,000	185,340	0.24
Mexican Bonos, 8.000%, 12/07/2023	MXN	6,700,000	368,585	0.48
Mexican Bonos, 10.000%, 12/05/2024	MXN	14,320,000	871,150	1.15
Mexican Bonos, 5.750%, 03/05/2026	MXN	38,050,000	1,831,306	2.41

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Mexico (continued)
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	6,270,000	$301,688	0.40
			3,558,069	4.68
Peru (Cost $1,059,507)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	990,000	334,007	0.44
Peru (Rep of), 6.950%, 08/12/2031	PEN	1,404,000	487,582	0.64
Peru (Rep of), 6.150%, 08/12/2032(3)	PEN	386,000	124,241	0.16
Peru (Rep of), 6.900%, 08/12/2037	PEN	509,000	172,899	0.23
			1,118,729	1.47
Philippines (Cost $457,943)
Philippines (Rep of), 4.950%, 01/15/2021	PHP	10,000,000	194,736	0.26
Philippines (Rep of), 3.900%, 11/26/2022	PHP	10,000,000	185,219	0.24
			379,955	0.50
Poland (Cost $1,216,741)
Poland (Rep of), 2.750%, 08/25/2023(4)	PLN	324,000	121,667	0.16
Poland (Rep of), 3.250%, 07/25/2025	PLN	3,543,000	1,035,489	1.36
Poland (Rep of), 2.500%, 07/25/2026	PLN	560,000	154,142	0.20
			1,311,298	1.72
Romania (Cost $218,954)
Romania (Rep of), 5.800%, 07/26/2027	RON	790,000	222,488	0.29
			222,488	0.29
Russian Federation (Cost $4,367,997)
Russian Federal Bond - OFZ, 6.400%, 05/27/2020	RUB	8,007,000	126,848	0.17
Russian Federal Bond - OFZ, 7.600%, 04/14/2021	RUB	10,529,000	171,755	0.23
Russian Federal Bond - OFZ, 7.500%, 08/18/2021	RUB	53,780,000	876,237	1.15
Russian Federal Bond - OFZ, 7.400%, 12/07/2022	RUB	10,223,000	166,243	0.22
Russian Federal Bond - OFZ, 7.000%, 01/25/2023	RUB	9,706,000	155,906	0.20
Russian Federal Bond - OFZ, 7.100%, 10/16/2024	RUB	25,893,000	414,066	0.54
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	61,177,000	1,008,414	1.32
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	52,809,000	925,106	1.22
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	20,963,000	341,380	0.45
			4,185,955	5.50
South Africa (Cost $9,562,122)
South Africa (Rep of), 7.750%, 02/28/2023	ZAR	14,171,810	1,141,703	1.50
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	27,067,770	2,477,032	3.26
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	16,159,000	1,240,996	1.63
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	20,743,590	1,451,136	1.91
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	6,796,000	523,060	0.69
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	8,784,000	676,424	0.89
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	8,207,750	657,240	0.86
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	3,646,000	221,743	0.29
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	7,043,000	547,050	0.72
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	15,585,760	1,212,576	1.59
			10,148,960	13.34

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Thailand (Cost $3,303,882)
Thailand (Rep of), 2.550%, 06/26/2020	THB	4,258,000	$137,779	0.18
Thailand (Rep of), 2.000%, 12/17/2022	THB	26,923,000	856,615	1.13
Thailand (Rep of), 3.625%, 06/16/2023	THB	12,189,000	417,127	0.55
Thailand (Rep of), 3.850%, 12/12/2025	THB	3,589,000	125,469	0.16
Thailand (Rep of), 2.125%, 12/17/2026	THB	8,289,000	255,796	0.34
Thailand (Rep of), 1.250%, 03/12/2028(4)	THB	3,352,000	105,023	0.14
Thailand (Rep of), 3.650%, 06/20/2031	THB	2,833,000	96,900	0.13
Thailand (Rep of), 3.775%, 06/25/2032	THB	18,098,000	625,548	0.82
Thailand (Rep of), 3.400%, 06/17/2036	THB	16,964,000	556,745	0.73
Thailand (Rep of), 2.875%, 06/17/2046	THB	5,961,000	170,522	0.22
			3,347,524	4.40
Turkey (Cost $3,317,005)
Turkey (Rep of), 3.000%, 02/23/2022(4)	TRY	1,097,810	445,915	0.59
Turkey (Rep of), 10.700%, 08/17/2022	TRY	1,650,000	374,917	0.49
Turkey (Rep of), 10.600%, 02/11/2026	TRY	3,995,479	899,994	1.18
Turkey (Rep of), 11.000%, 02/24/2027	TRY	505,000	116,115	0.15
Turkey (Rep of), 10.500%, 08/11/2027	TRY	3,280,000	734,792	0.97
			2,571,733	3.38
Total Debt Securities (Cost $60,876,399)			59,777,522	78.56

Total Investments in Securities (Cost $60,876,399)			59,777,522	78.56

Fully Funded Total Return Swaps

Indonesia (Cost $2,336,949)
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875%, 04/15/2019	IDR	1,456,000,000	106,646	0.14
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	9,817,000,000	761,830	1.00
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.000%, 05/15/2027	IDR	941,000,000	68,229	0.09
Indonesia (Rep of), Issued by ANZ Banking Corp., 10.500%, 08/15/2030	IDR	600,000,000	53,912	0.07
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	2,751,000,000	216,307	0.28
Indonesia (Rep of), Issued by HSBC Bank, 8.250%, 06/15/2032	IDR	30,000,000	2,310	—
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	2,600,000,000	201,768	0.27
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	6,009,000,000	435,693	0.57
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,064,000,000	95,604	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), Issued by Standard Chartered,, 8.250%, 05/15/2036	IDR	2,022,000,000	$156,092	0.21
			2,098,391	2.76

Total Fully Funded Total Return Swaps (Cost $2,336,949)			2,098,391	2.76

Total Investments (Total Cost $63,213,348)			61,875,913	81.32

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			14,215,281	18.68

Net Assets			$76,091,194	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(4)	Inflation-indexed bonds are shown at original par and stated coupon rate.

Percentages shown are based on net assets.

At April 30, 2018, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

05/03/2018	Goldman Sachs	United States Dollar	1,146,689	Brazilian Real	3,792,503	$64,433
05/29/2018	Deutsche Bank	United States Dollar	740,000	Chilean Peso	445,924,000	13,044
05/31/2018	Barclays	United States Dollar	1,096,001	Indian Rupee	71,936,000	18,270
05/31/2018	BNP Paribas	United States Dollar	1,120,514	Indian Rupee	73,550,000	18,603
05/31/2018	JP Morgan	United States Dollar	773,211	Indian Rupee	50,753,571	12,831
05/31/2018	Barclays	United States Dollar	489,132	South African Rand	5,829,568	23,530
05/31/2018	Merrill Lynch	United States Dollar	819,843	South African Rand	10,152,233	8,994
05/31/2018	BNP Paribas	United States Dollar	77,534	Thai Baht	2,416,338	902
06/04/2018	Merrill Lynch	United States Dollar	748,592	Brazilian Real	2,580,209	14,642
06/29/2018	BNP Paribas	United States Dollar	290,050	Indonesian Rupiah	4,029,959,819	2,535
07/31/2018	Credit Suisse	Colombian Peso	903,360,000	United States Dollar	320,000	963
07/31/2018	HSBC Bank	Mexican Peso	4,795,737	United States Dollar	250,000	2,700
07/31/2018	BNP Paribas	Turkish Lira	6,115,939	United States Dollar	1,462,618	157
07/31/2018	HSBC Bank	United States Dollar	164,672	Argentine Peso	3,512,456	5,227
07/31/2018	Credit Suisse	United States Dollar	333,883	Chilean Peso	198,620,367	10,129
07/31/2018	Barclays	United States Dollar	617,215	South African Rand	7,750,920	2,905
07/31/2018	BNP Paribas	United States Dollar	811,633	South African Rand	10,152,233	7,005
03/29/2019	JP Morgan	United States Dollar	1,276,296	Chilean Peso	769,414,984	22,630
03/29/2019	JP Morgan	United States Dollar	894,460	Chilean Peso	537,838,595	18,118

Subtotal Appreciation						247,618

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

05/03/2018	BNP Paribas	Brazilian Real	513,624	United States Dollar	150,000	$(3,429)
05/03/2018	Goldman Sachs	Brazilian Real	698,670	United States Dollar	210,000	(10,622)
05/03/2018	Merrill Lynch	Brazilian Real	2,580,209	United States Dollar	750,497	(14,190)
05/30/2018	Barclays	Polish Zloty	444,849	United States Dollar	134,138	(7,354)
05/30/2018	Merrill Lynch	Polish Zloty	4,234,328	United States Dollar	1,236,156	(29,354)
05/30/2018	Standard Chartered	Polish Zloty	427,404	United States Dollar	127,533	(5,721)
05/31/2018	BNP Paribas	Argentine Peso	2,299,239	United States Dollar	109,383	(815)
05/31/2018	Deutsche Bank	Czech Koruna	4,910,904	United States Dollar	241,610	(9,518)
05/31/2018	BNP Paribas	Hungarian Forint	47,302,414	United States Dollar	187,537	(5,105)
05/31/2018	Deutsche Bank	Hungarian Forint	89,529,815	United States Dollar	354,349	(9,057)
05/31/2018	Deutsche Bank	Malaysian Ringgit	1,812,181	United States Dollar	462,551	(1,189)
05/31/2018	Deutsche Bank	Malaysian Ringgit	580,430	United States Dollar	149,000	(1,229)
05/31/2018	Deutsche Bank	Malaysian Ringgit	423,805	United States Dollar	109,200	(1,304)
05/31/2018	BNP Paribas	Romanian Leu	512,882	United States Dollar	136,363	(3,494)
05/31/2018	HSBC Bank	Romanian Leu	4,478,619	United States Dollar	1,188,530	(28,284)
05/31/2018	HSBC Bank	Russian Ruble	41,745,257	United States Dollar	675,135	(14,843)
05/31/2018	JP Morgan	South African Rand	4,887,124	United States Dollar	391,020	(691)
05/31/2018	BNP Paribas	Thai Baht	5,154,127	United States Dollar	164,969	(1,510)
05/31/2018	Deutsche Bank	Thai Baht	5,310,495	United States Dollar	169,800	(1,382)
05/31/2018	Goldman Sachs	Thai Baht	2,301,084	United States Dollar	73,800	(823)
05/31/2018	UBS	Thai Baht	9,463,749	United States Dollar	303,131	(2,996)
06/04/2018	HSBC Bank	Brazilian Real	558,320	United States Dollar	160,000	(1,184)
06/29/2018	BNP Paribas	Argentine Peso	6,538,626	United States Dollar	305,358	(2,012)
06/29/2018	Barclays	Czech Koruna	36,180,347	United States Dollar	1,768,518	(55,640)
06/29/2018	Deutsche Bank	Indonesian Rupiah	3,700,060,000	United States Dollar	266,000	(2,021)
06/29/2018	Deutsche Bank	Polish Zloty	110,487	United States Dollar	32,747	(1,236)
06/29/2018	Standard Chartered	Polish Zloty	292,669	United States Dollar	85,000	(1,531)
06/29/2018	Merrill Lynch	Romanian Leu	1,521,212	United States Dollar	404,309	(10,160)
06/29/2018	Goldman Sachs	Thai Baht	15,971,000	United States Dollar	513,248	(6,333)
06/29/2018	JP Morgan	Thai Baht	16,320,000	United States Dollar	524,506	(6,513)
06/29/2018	Morgan Stanley	Thai Baht	3,900,750	United States Dollar	125,000	(1,191)
06/29/2018	UBS	Thai Baht	31,007,892	United States Dollar	994,646	(10,464)
06/29/2018	HSBC Bank	United States Dollar	113,259	Indonesian Rupiah	1,602,613,086	(1,079)
06/29/2018	JP Morgan	United States Dollar	113,318	Indonesian Rupiah	1,600,619,328	(877)
06/29/2018	ANZ	United States Dollar	176,230	Philippine Peso	9,225,970	(1,741)
07/31/2018	Credit Suisse	Colombian Peso	5,102,921,375	United States Dollar	1,877,973	(64,910)
07/31/2018	BNP Paribas	Czech Koruna	8,914,542	United States Dollar	429,817	(6,922)
07/31/2018	JP Morgan	Czech Koruna	9,278,401	United States Dollar	449,470	(9,314)
07/31/2018	HSBC Bank	Mexican Peso	52,989,147	United States Dollar	2,859,271	(67,137)
07/31/2018	Merrill Lynch	Mexican Peso	47,155,319	United States Dollar	2,583,924	(99,190)
07/31/2018	BNP Paribas	Peruvian Nuevo Sol	2,855,932	United States Dollar	885,917	(10,253)
07/31/2018	Barclays	Polish Zloty	4,802,304	United States Dollar	1,398,113	(27,395)
07/31/2018	Merrill Lynch	Polish Zloty	4,998,317	United States Dollar	1,456,694	(30,028)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

07/31/2018	BNP Paribas	Romanian Leu	1,041,306	United States Dollar	273,180	$(3,423)
08/31/2018	Barclays	Czech Koruna	3,726,266	United States Dollar	180,114	(3,040)
08/31/2018	Deutsche Bank	Czech Koruna	30,999,230	United States Dollar	1,518,015	(44,913)
08/31/2018	JP Morgan	Hungarian Forint	268,589,444	United States Dollar	1,069,609	(26,941)
08/31/2018	HSBC Bank	Polish Zloty	6,119,518	United States Dollar	1,780,172	(32,216)
08/31/2018	JP Morgan	Polish Zloty	5,879,537	United States Dollar	1,722,159	(42,751)
08/31/2018	Barclays	Russian Ruble	40,108,188	United States Dollar	636,089	(8,451)

Subtotal Depreciation						(731,776)

Total						$(484,158)

At April 30, 2018, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.600% (Receive Quarterly)	MYR	750,000	08/18/2026	$(8,066)	—	$(8,066)	HSBC Bank
MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	4.055% (Receive Quarterly)	MYR	1,300,000	04/27/2026	(2,942)	—	(2,942)	HSBC Bank
WIBOR Poland 6 Month Rate (Pay Semiannually)	1.955% (Receive Annually)	PLN	6,400,000	09/24/2020	19,115	—	19,115	BNP Paribas

							$8,107

At April 30, 2018, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Premiums Paid/ (Received)	Variation Margin Receivable (Payable)	Counterparty

Brazil CETIP Interbank Deposit Rate (Pay at Maturity)	8.708% (Receive at Maturity)	BRL	6,351,437	01/04/2021	$48,549	—	$(2,839)	Merrill Lynch
Budapest Interbank 6 Month Rate (Pay Semiannually)	1.820% (Receive Annually)	HUF	91,600,000	10/07/2020	16,013	—	(113)	HSBC Bank
Budapest Interbank 6 Month Rate (Pay Semiannually)	1.795% (Receive Annually)	HUF	93,000,000	10/09/2020	15,955	—	(113)	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.711% (Receive Lunar)	MXN	137,000,000	03/15/2023	64,998	—	(12,408)	Merrill Lynch
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.349% (Receive Lunar)	MXN	33,500,000	06/14/2023	(10,405)	—	(3,040)	Merrill Lynch
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	7.475% (Receive Lunar)	MXN	33,000,000	06/14/2023	(1,035)	—	(3,040)	Goldman Sachs
WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	3,770,000	03/26/2023	2,559	—	51	Merrill Lynch

					$136,634		$(21,502)

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$509,249	$—	$509,249
Government Agencies	—	334,007	—	334,007
Government Bonds	—	55,984,225	—	55,984,225
Index Linked Government Bonds	—	2,950,041	—	2,950,041

Total Debt Securities	—	59,777,522	—	59,777,522
Fully Funded Total Return Swaps	—	2,098,391	—	2,098,391
Total Investments	$—	$61,875,913	$—	$61,875,913

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$247,618	$—	$247,618
Interest Rate Swap Contracts	—	19,115	—	19,115
Centrally Cleared Swap Contracts	—	148,074	—	148,074
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(731,776)	—	(731,776)
Interest Rate Swap Contracts	—	(11,008)	—	(11,008)
Centrally Cleared Swap Contracts	—	(11,440)	—	(11,440)
Total Other Financial Instruments	$—	$(339,417)	$—	$(339,417)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2018, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2017.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2018:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$ —	$ 19,115
Unrealized Appreciation on Centrally Cleared Swap Contracts	—	148,074	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	247,618	—

	$ 247,618	$ 167,189

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$ —	$ (11,008)
Unrealized Depreciation on Centrally Cleared Swap Contracts	—	(11,440)	†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(731,776)	—

	$(731,776)	$ (22,448)

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2018:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$679,545	$ —
Net Realized Gain on Interest Rate Swap Contracts	—	140,713

	$679,545	$140,713

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$282,355	$ —
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(42,453)

	$282,355	$(42,453)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $13,456,233)
Pampa Energia S.A., 7.500%, 01/24/2027		1,390,000	$1,414,325	0.40
Rio Energy S.A./UGEN S.A./UENSA S.A., 6.875%, 02/01/2025		1,455,000	1,418,625	0.41
YPF S.A., 8.500%, 07/28/2025		3,450,000	3,767,400	1.07
YPF S.A., 6.950%, 07/21/2027		5,275,000	5,189,281	1.48
YPF S.A., 7.000%, 12/15/2047		1,500,000	1,337,550	0.38
			13,127,181	3.74
Belarus (Cost $2,891,841)
Eurotorg LLC Via Bonitron DAC, 8.750%, 10/30/2022		2,835,000	2,866,412	0.82
			2,866,412	0.82
Brazil (Cost $72,510,114)
Andrade Gutierrez International S.A., 4.000%, 05/03/2018		3,975,000	3,776,250	1.07
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%) 6.250%, 04/15/2024(2)		4,415,000	3,916,988	1.11
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 6.362%) 9.000%, 06/18/2024(2)		665,000	703,836	0.20
Braskem Finance Ltd., 5.750%, 04/15/2021		795,000	822,746	0.23
Braskem Finance Ltd., 6.450%, 02/03/2024		1,180,000	1,266,152	0.36
CSN Islands XI Corp., 6.875%, 09/21/2019		2,175,000	2,180,437	0.62
CSN Resources S.A., 6.500%, 07/21/2020		2,225,000	2,163,812	0.62
GOL Finance S.A., 8.875%, 01/24/2022		1,923,000	2,007,150	0.57
Gol Finance, Inc., 7.000%, 01/31/2025		1,500,000	1,440,960	0.41
GTL Trade Finance, Inc., 7.250%, 04/16/2044		665,000	720,694	0.21
GTL Trade Finance, Inc./Gerdau Holdings, Inc., 5.893%, 04/29/2024		1,035,000	1,090,062	0.31
Marfrig Holdings Europe B.V., 8.000%, 06/08/2023		1,695,000	1,714,069	0.49
Minerva Luxembourg S.A., 5.875%, 01/19/2028		2,990,000	2,667,678	0.76
Petrobras Global Finance B.V., 8.750%, 05/23/2026		5,815,000	6,810,819	1.94
Petrobras Global Finance B.V., 6.875%, 01/20/2040		14,355,000	13,798,744	3.93
Petrobras Global Finance B.V., 6.850%, 06/05/2115		7,405,000	6,842,220	1.95
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/2018		840,250	815,043	0.23
QGOG Constellation S.A., 9.500%, 11/09/2024(3)		2,940,936	1,441,059	0.41
Raizen Fuels Finance S.A., 5.300%, 01/20/2027		910,000	914,550	0.26
Samarco Mineracao S.A., 4.125%, 11/01/2022(4)		6,403,000	4,658,182	1.33
Samarco Mineracao S.A., 5.750%, 10/24/2023(4)		5,108,000	3,716,070	1.06
Samarco Mineracao S.A., 5.375%, 09/26/2024(4)		1,030,000	749,325	0.21
St Marys Cement, Inc., 5.750%, 01/28/2027		990,000	1,008,958	0.29
Suzano Austria GmbH, 7.000%, 03/16/2047		325,000	362,375	0.10
Vale Overseas Ltd., 6.250%, 08/10/2026		2,433,000	2,683,356	0.76
Votorantim Cimentos S.A., 7.250%, 04/05/2041		1,130,000	1,231,135	0.35
Vrio Finco 1 LLC/Vrio Finco 2, Inc., 6.250%, 04/04/2023(5)		1,800,000	1,813,500	0.52
Vrio Finco 1 LLC/Vrio Finco 2, Inc., 6.875%, 04/04/2028(5)		1,800,000	1,793,250	0.51
			73,109,420	20.81
Chile (Cost $2,018,413)
Cencosud S.A., 4.375%, 07/17/2027		1,515,000	1,435,462	0.41

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Chile (continued)
Itau CorpBanca, 3.875%, 09/22/2019		500,000	$505,760	0.14
			1,941,222	0.55
China (Cost $24,965,789)
Bank of China Ltd., (Floating, ICE LIBOR USD 3M + 0.850%) 2.897%, 03/08/2023		1,157,000	1,158,689	0.33
Bank of China Ltd., 5.000%, 11/13/2024		950,000	969,295	0.28
Central China Real Estate Ltd., 6.500%, 03/05/2021		1,445,000	1,407,758	0.40
Chalco Hong Kong Investment Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 7.931%) 4.250%, 11/07/2021(2)		835,000	811,914	0.23
China Evergrande Group, 7.500%, 06/28/2023		2,265,000	2,130,344	0.61
China Forestry Holdings Co. Ltd., 10.250%, 11/17/2015(4)(6)(7)		60,000	—	—
China Minmetals Corp., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.717%) 3.750%, 11/13/2022(2)		820,000	770,811	0.22
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016(4)(5)(6)(7)(8)		282,201	—	—
Franshion Brilliant Ltd., 5.750%, 03/19/2019		1,225,000	1,243,610	0.35
Hontop Energy Singapore via China Wanda International Funding, 7.950%, 12/14/2020		1,355,000	1,305,082	0.37
ICBC Standard Bank PLC, 8.125%, 12/02/2019		2,260,000	2,397,521	0.68
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		1,800,000	1,567,337	0.45
Leader Goal International Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.919%) 4.250%, 01/19/2023(2)		865,000	840,084	0.24
Longfor Properties Co. Ltd., 4.500%, 01/16/2028		890,000	822,238	0.23
Reward International Investment Ltd., 7.250%, 01/25/2020		2,995,000	2,217,130	0.63
Shenzhen International Holdings Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.850%) 3.950%, 11/29/2022(2)		820,000	783,102	0.22
Sunac China Holdings Ltd., 7.950%, 08/08/2022		2,895,000	2,833,015	0.81
Sunny Optical Technology Group Co. Ltd., 3.750%, 01/23/2023		435,000	421,043	0.12
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020		1,550,000	1,248,114	0.36
			22,927,087	6.53
Colombia (Cost $6,313,681)
Banco Bilbao Vizcaya Argentaria Colombia S.A., 4.875%, 04/21/2025		424,000	428,240	0.12
Banco de Bogota S.A., 4.375%, 08/03/2027		1,045,000	994,067	0.28
Bancolombia S.A., 5.950%, 06/03/2021		380,000	400,425	0.12
Ecopetrol S.A., 7.375%, 09/18/2043		1,380,000	1,581,135	0.45
Ecopetrol S.A., 5.875%, 05/28/2045		625,000	602,656	0.17
Empresa de Telecomunicaciones de Bogota, 7.000%, 01/17/2023	COP	3,260,000,000	959,447	0.27
GrupoSura Finance S.A., 5.500%, 04/29/2026		745,000	775,731	0.22
			5,741,701	1.63
Czech Republic (Cost $1,965,282)
New World Resources N.V., 8.000%, 04/07/2020(4)(7)	EUR	1,685,299	—	—
New World Resources N.V., 4.000%, 10/07/2020(4)(7)	EUR	700,590	—	—
New World Resources N.V., 16.651%, 10/07/2020(4)(5)(7)(8)(9)	EUR	101,612	—	—
			—	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ecuador (Cost $12,308,796)
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating, ICE LIBOR USD 3M + 5.630%) 7.925%, 09/24/2019		7,171,264	$7,169,829	2.04
Petroamazonas EP, 4.625%, 02/16/2020		3,760,000	3,581,400	1.02
Petroamazonas EP, 4.625%, 11/06/2020		1,800,000	1,674,000	0.48
			12,425,229	3.54
Hong Kong (Cost $656,330)
Bank of East Asia (The) Ltd., 6.125%, 07/16/2020		620,000	649,570	0.18
			649,570	0.18
India (Cost $2,521,149)
Bharat Petroleum Corp. Ltd., 4.000%, 05/08/2025		414,000	399,143	0.11
Bharti Airtel International Netherlands B.V., 5.125%, 03/11/2023		910,000	915,980	0.26
Oil India International Pte. Ltd., 4.000%, 04/21/2027		1,145,000	1,075,506	0.31
			2,390,629	0.68
Indonesia (Cost $4,366,572)
Golden Legacy Pte. Ltd., 8.250%, 06/07/2021		1,825,000	1,912,107	0.55
Minejesa Capital B.V., 4.625%, 08/10/2030		2,110,000	1,998,611	0.57
Pertamina Persero PT, 6.000%, 05/03/2042		310,000	323,681	0.09
			4,234,399	1.21
Iraq (Cost $3,533,039)
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		3,415,000	3,553,953	1.01
			3,553,953	1.01
Israel (Cost $23,557,743)
Altice Financing S.A., 7.500%, 05/15/2026		10,100,000	9,948,500	2.83
Altice Finco S.A., 7.625%, 02/15/2025		1,515,000	1,443,038	0.41
Teva Pharmaceutical Finance Netherlands Co. LLC, 6.150%, 02/01/2036		2,945,000	2,767,045	0.79
Teva Pharmaceutical Finance Netherlands II B.V., 4.500%, 03/01/2025(5)	EUR	1,220,000	1,493,957	0.42
Teva Pharmaceutical Finance Netherlands III B.V., 2.800%, 07/21/2023		1,760,000	1,476,492	0.42
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028(5)		700,000	691,438	0.20
Teva Pharmaceutical Finance Netherlands III B.V., 4.100%, 10/01/2046		6,410,000	4,742,214	1.35
			22,562,684	6.42
Jamaica (Cost $21,983,861)
Digicel Group Ltd., 8.250%, 09/30/2020		11,484,000	10,263,825	2.92
Digicel Group Ltd., 7.125%, 04/01/2022		12,405,000	10,087,994	2.87
			20,351,819	5.79
Kazakhstan (Cost $13,758,765)
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		1,200,000	1,310,738	0.37
Kazakhstan Temir Zholy National Co. JSC, 4.850%, 11/17/2027		2,285,000	2,262,150	0.65
Kazkommertsbank JSC, 5.500%, 12/21/2022		6,268,255	6,247,444	1.78
KazMunayGas National Co. JSC, 7.000%, 05/05/2020		790,000	843,025	0.24

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Kazakhstan (continued)
KazMunayGas National Co. JSC, 6.375%, 04/09/2021		1,170,000	$1,252,134	0.36
KazMunayGas National Co. JSC, 5.375%, 04/24/2030(5)(8)		465,000	464,861	0.13
KazMunayGas National Co. JSC, 6.375%, 10/24/2048(5)(8)		800,000	817,016	0.23
Nostrum Oil & Gas Finance B.V., 8.000%, 07/25/2022		900,000	915,883	0.26
			14,113,251	4.02
Kuwait (Cost $1,571,266)
Kuwait Projects Co. SPC Ltd., 4.500%, 02/23/2027		445,000	428,267	0.12
NBK Tier 1 Financing Ltd., (Variable, USD Swap 6Y + 4.119%) 5.750%, 04/09/2021(2)		1,080,000	1,094,170	0.31
			1,522,437	0.43
Mexico (Cost $7,422,909)
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%) 5.125%, 01/18/2033(2)		1,400,000	1,321,250	0.38
Cemex S.A.B. de C.V., 5.700%, 01/11/2025		585,000	591,070	0.17
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035(5)		1,312,000	1,285,760	0.37
Mexichem S.A.B. de C.V., 6.750%, 09/19/2042		335,000	368,500	0.10
Mexico Generadora de Energia S. de rl, 5.500%, 12/06/2032		638,091	653,246	0.18
Petroleos Mexicanos, (Floating, ICE LIBOR USD 3M + 3.650%) 5.721%, 03/11/2022		1,215,000	1,326,172	0.38
Petroleos Mexicanos, 4.875%, 01/18/2024		325,000	322,400	0.09
Petroleos Mexicanos, 5.350%, 02/12/2028		790,000	751,606	0.21
Trust F/1401, 6.950%, 01/30/2044		610,000	620,675	0.18
			7,240,679	2.06
Mongolia (Cost $7,763,421)
Energy Resources LLC, 2.961%, 09/30/2022(2)(9)(10)		7,652,415	7,728,939	2.20
Mongolian Mining Corp., 1.822%, 10/01/2018(3)(9)		3,390,888	2,068,442	0.59
			9,797,381	2.79
Morocco (Cost $1,576,093)
OCP S.A., 5.625%, 04/25/2024		870,000	895,012	0.25
OCP S.A., 6.875%, 04/25/2044		570,000	614,660	0.18
			1,509,672	0.43
Nigeria (Cost $5,251,640)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., (Variable, USD Swap 2Y + 6.875%) 8.250%, 08/07/2020(2)		2,210,000	2,198,950	0.63
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., (Variable, USD Swap 2Y + 6.488%) 8.000%, 07/23/2021(2)		3,596,000	3,546,555	1.01
			5,745,505	1.64
Oman (Cost $294,646)
Oztel Holdings SPC Ltd., 6.625%, 04/24/2028(5)		300,000	291,564	0.08
			291,564	0.08
Panama (Cost $4,806,504)
Banistmo S.A., 3.650%, 09/19/2022		900,000	859,725	0.25
Multibank, Inc., 4.375%, 11/09/2022		395,000	390,669	0.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Panama (continued)
Sable International Finance Ltd., 6.875%, 08/01/2022		3,440,000	$3,616,300	1.03
			4,866,694	1.39
Peru (Cost $7,686,798)
Ajecorp B.V., 6.500%, 05/14/2022		4,285,000	3,856,500	1.10
Intercorp Financial Services, Inc., 4.125%, 10/19/2027		405,000	376,144	0.11
Minsur S.A., 6.250%, 02/07/2024		1,005,000	1,061,531	0.30
Nexa Resources S.A., 5.375%, 05/04/2027		1,295,000	1,298,237	0.37
Volcan Cia Minera S.A.A., 5.375%, 02/02/2022		820,000	845,010	0.24
			7,437,422	2.12
Qatar (Cost $1,925,320)
CBQ Finance Ltd., 2.875%, 06/24/2019		800,000	791,261	0.23
Ezdan Sukuk Co. Ltd., 4.375%, 05/18/2021		1,215,000	1,030,320	0.29
			1,821,581	0.52
Russian Federation (Cost $19,389,535)
CEDC Finance Corp International, Inc., 10.000%, 12/31/2022(5)		5,052,696	4,124,263	1.17
Gazprom OAO Via Gaz Capital S.A., 8.625%, 04/28/2034		4,664,000	5,914,139	1.68
GTH Finance B.V., 7.250%, 04/26/2023		3,485,000	3,663,084	1.04
Koks OAO Via Koks Finance DAC, 7.500%, 05/04/2022		870,000	881,167	0.25
MMC Norilsk Nickel OJSC Via MMC Finance DAC, 4.100%, 04/11/2023		465,000	446,944	0.13
Novolipetsk Steel Via Steel Funding DAC, 4.000%, 09/21/2024		290,000	269,642	0.08
Tinkoff Credit Systems Via TCS Finance Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 7.592%) 9.250%, 09/15/2022(2)		2,560,000	2,617,600	0.75
			17,916,839	5.10
Saudi Arabia (Cost $468,536)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		450,000	455,850	0.13
			455,850	0.13
Singapore (Cost $497,212)
DBS Group Holdings Ltd., 2.246%, 07/16/2019		500,000	494,825	0.14
			494,825	0.14
South Africa (Cost $5,151,841)
Eskom Holdings SOC Ltd., 7.125%, 02/11/2025		3,020,000	3,085,534	0.88
Growthpoint Properties International Pty. Ltd., 05/02/2023(5)(11)		700,000	709,474	0.20
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		1,320,000	1,389,218	0.40
			5,184,226	1.48
Tanzania (Cost $2,177,316)
HTA Group Ltd., 9.125%, 03/08/2022		2,130,000	2,231,601	0.64
			2,231,601	0.64
Turkey (Cost $937,148)
KOC Holding A.S., 5.250%, 03/15/2023		375,000	377,661	0.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Turkey (continued)
Yuksel Insaat A.S., 9.500%, 11/10/2015(4)(6)(12)		535,000	$1	—
			377,662	0.11
Ukraine (Cost $16,869,427)
DTEK Finance PLC, 10.750%, (49% PIK), 12/31/2024(3)		11,449,698	12,130,955	3.46
Ferrexpo Finance PLC, 10.375%, 04/07/2019		789,000	812,485	0.23
Metinvest B.V., 7.750%, 04/23/2023(5)		2,929,000	2,847,574	0.81
Metinvest B.V., 8.500%, 04/23/2026(5)		3,287,000	3,162,751	0.90
MHP S.E., 7.750%, 05/10/2024		550,000	567,919	0.16
			19,521,684	5.56
United Arab Emirates (Cost $5,239,665)
Abu Dhabi National Energy Co. PJSC, 4.375%, 04/23/2025(5)		700,000	692,874	0.20
Abu Dhabi National Energy Co. PJSC, 4.875%, 04/23/2030(5)		400,000	396,467	0.11
ADCB Finance Cayman Ltd., 4.000%, 03/29/2023(5)		600,000	591,000	0.17
BOS Funding Ltd., 3.374%, 06/08/2020		515,000	507,790	0.14
EMG Sukuk Ltd., 4.564%, 06/18/2024		775,000	782,750	0.22
Fab Sukuk Co. Ltd., 3.625%, 03/05/2023		460,000	453,597	0.13
First Abu Dhabi Bank PJSC, 3.000%, 08/13/2019		380,000	379,726	0.11
First Abu Dhabi Bank PJSC, (Variable, USD Swap 5Y + 3.350%) 5.250%, 06/17/2020(2)		905,000	909,978	0.26
Union National Bank PJSC, 4.000%, 03/13/2023		465,000	458,025	0.13
			5,172,207	1.47
Venezuela (Cost $8,763,022)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		8,490,750	7,352,989	2.09
Petroleos de Venezuela S.A., 9.750%, 05/17/2035(4)		5,104,093	1,441,396	0.41
			8,794,385	2.50
Total Debt Securities (Cost $304,599,907)			300,376,771	85.52

Bank Loans

Brazil (Cost $2,100,000)
Samarco Mineracao S.A., (Floating, ICE LIBOR USD + 0.000%) 3.387%, 09/09/2018(12)		3,000,000	2,010,000	0.57
			2,010,000	0.57
Czech Republic (Cost $362,933)
New World Resources N.V., 8.500%, 10/07/2016(6)(7)	EUR	394,768	—	—
			—	—
Malaysia (Cost $2,134,306)
DRB-Hicom Bhd., 3.995%, 01/22/2021(12)		2,317,584	2,213,293	0.63
			2,213,293	0.63
Nigeria (Cost $1,035,598)
Seven Energy Ltd., 11.750%, 06/30/2020(12)		1,085,453	646,496	0.18
			646,496	0.18

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ukraine (Cost $80,325)
Metinvest B.V., 5.394%, 06/30/2021(12)		508	$506	—
			506	—
United Arab Emirates (Cost $19,545,377)
DP World Ltd., 3.750%, 09/30/2022(12)		9,695,964	9,211,166	2.62
DP World Ltd., 4.750%, 09/30/2022(12)		421,378	400,309	0.12
Dubai Drydocks World LLC, 4.630%, 11/20/2020(12)		11,170,000	10,611,500	3.02
			20,222,975	5.76

Total Bank Loans (Cost $25,258,539)			25,093,270	7.14

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Czech Republic (Cost $1,093,253)
New World Resources PLC, Class A *(7)	GBP	36,580,138	$—	—
			—	—
Mongolia (Cost $2,417,612)
Mongolian Mining Corp. *	HKD	14,731,698	278,571	0.08
			278,571	0.08
Niger (Cost $1,308,571)
Savannah Petroleum PLC *	GBP	3,368,524	1,409,599	0.40
			1,409,599	0.40
Russian Federation (Cost $655,355)
Roust Corp. *(12)		13,359	66,795	0.02
Roust Corp., Class C *(12)		28,922	144,610	0.04
			211,405	0.06
Total Equity Securities (Cost $5,474,791)			1,899,575	0.54

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V., Exp. 07/31/2022, Strike Price $9.75 *(7)	MXN	13,777	$—	—
			—	—

Total Warrants (Cost $—)			—	—

Total Investments (Total Cost $335,333,237)			327,369,616	93.20
Other Assets Less Liabilities (See Statements of Assets and
Liabilities for further detail)			23,888,482	6.80

Net Assets			$351,258,098	100.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(3)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(4)	Issuer has defaulted on terms of debt obligation.

(5)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(6)	Maturity has been extended under the terms of a plan of reorganization.

(7)	Security has been deemed worthless and is a Level 3 investment.

(8)	Restricted security that has been deemed illiquid. At April 30, 2018 the value of these restricted illiquid securities amount to $1,281,877 or 0.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/24/2015	$279,057
KazMunayGas National Co. JSC, 5.375%, 04/24/2030	04/18/2018	466,056
KazMunayGas National Co. JSC, 6.375%, 10/24/2048	04/17/2018	792,040
New World Resources N.V., 16.651%, 10/07/2020	10/07/2014	—

(9)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(10)	The coupon rate is subject to the performance of the TSIPPCAE Commodity Index.

(11)	When issued security.

(12)	Security is a Level 3 investment.

Percentages shown are based on net assets.

At April 30, 2018, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/24/2018	Barclays	United States Dollar	1,543,858	Euro		1,248,975	$32,838

Total							$32,838

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$291,187,917	$1	$291,187,918
Corporate Convertible Bonds	—	1,321,250	—	1,321,250
Financial Certificates	—	2,266,667	—	2,266,667
Government Agencies	—	5,600,936	—	5,600,936

Total Debt Securities	—	300,376,770	1	300,376,771
Bank Loans
Brazil	—	—	2,010,000	2,010,000
Malaysia	—	—	2,213,293	2,213,293
Nigeria	—	—	646,496	646,496
Ukraine	—	—	506	506
United Arab Emirates	—	—	20,222,975	20,222,975

Total Bank Loans	—	—	25,093,270	25,093,270
Common Stock
Mongolia	—	278,571	—	278,571
Niger	—	1,409,599	—	1,409,599
Russian Federation	—	—	211,405	211,405

Total Common Stock	—	1,688,170	211,405	1,899,575
Warrants	—	—	—	—
Total Investments	$—	$302,064,940	$25,304,676	$327,369,616

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$32,838	$—	$32,838

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2018, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2017.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2018:

Category and Subcategory	Beginning Balance at 10/31/2017	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2018	Change in Unrealized Appreciation (Depreciation) from Investments still held 04/30/2018
Investments, at value
Corporate Bonds
China	$—	$—	$—	$—	$(279,057)	$279,057	$—	$—	$—	$—
Czech Republic	—	—	—	—	—	—	—	—	—	—
Turkey	—	—	—	—	—	1	—	—	1	1
Bank Loans
Brazil	—	—	2,100,000	—	—	(90,000)	—	—	2,010,000	(90,000)
China	—	—	—	—	(39,677)	39,677	—	—	—	—
Czech Republic	—	—	—	—	—	—	—	—	—	—
Malaysia	2,079,189	30,382	472,850	(386,203)	38,152	(21,077)	—	—	2,213,293	(21,077)
Nigeria	646,496	—	—	—	—	—	—	—	646,496	—
Ukraine	3,100,309	612,686	—	(3,595,808)	22,203	(138,884)	—	—	506	(138,884)
United Arab Emirates	13,466,581	(209,552)	10,802,328	(3,989,812)	(256,461)	409,891	—	—	20,222,975	141,760
Common Stock
Czech Republic	—	—	—	—	—	—	—	—	—	—
Russian Federation	556,333	—	—	—	—	(344,928)	—	—	211,405	(344,928)
Warrants
China	—	—	—	—	(3,926)	3,926	—	—	—	—
Mexico	—	—	—	—	—	—	—	—	—	—
Total	$19,848,908	$433,516	$13,375,178	$(7,971,823)	$(518,766)	$137,663	$—	$—	$25,304,676	$(453,128)

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2018:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 04/30/2018	Valuation Technique	Unobservable Input
Bank Loans	$24,446,774	Broker quote	Inputs to broker model
Bank Loans	646,496	Indicative Bid	Bid Source
Common Stock	211,405	Broker quote	Inputs to broker model
Total	$25,304,675

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$32,838

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2018:
Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$5,512

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$13,245

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $2,167,400)
Angola (Rep of) Via Northern Lights III B.V., 7.000%, 08/17/2019		2,171,250	$2,200,562	0.83
			2,200,562	0.83
Argentina (Cost $4,874,446)
Empresa Distribuidora Y Comercializadora Norte, 9.750%, 10/25/2022		650,000	688,902	0.26
Mastellone Hermanos S.A., 12.625%, 07/03/2021		510,000	545,578	0.21
Transportadora de Gas del Sur S.A., 9.625%, 05/14/2020		461,250	476,610	0.18
YPF S.A., 8.500%, 03/23/2021		2,800,000	3,041,500	1.15
			4,752,590	1.80
Bahrain (Cost $1,495,487)
Batelco International Finance No. 1 Ltd., 4.250%, 05/01/2020		1,510,000	1,470,362	0.56
			1,470,362	0.56
Brazil (Cost $46,468,356)
Andrade Gutierrez International S.A., 4.000%, 04/30/2018		415,000	392,175	0.15
Banco BTG Pactual S.A., 4.000%, 01/16/2020		660,000	643,500	0.24
Banco do Brasil S.A., 5.875%, 01/26/2022		3,815,000	3,905,606	1.48
Banco Votorantim S.A., 7.375%, 01/21/2020		1,830,000	1,918,664	0.73
Braskem Finance Ltd., 7.000%, 05/07/2020		1,050,000	1,110,690	0.42
Braskem Finance Ltd., 5.750%, 04/15/2021		2,190,000	2,266,431	0.86
Cia Brasileira de Aluminio, 6.750%, 04/05/2021		1,160,000	1,233,950	0.47
CSN Islands XI Corp., 6.875%, 09/21/2019		2,005,000	2,010,012	0.76
CSN Resources S.A., 6.500%, 07/21/2020		1,920,000	1,867,200	0.71
GOL Finance S.A., 8.875%, 01/24/2022		900,000	939,384	0.36
Itau Unibanco Holding S.A., 5.750%, 01/22/2021		1,640,000	1,694,120	0.64
Marfrig Holdings Europe B.V., 6.875%, 06/24/2019		1,660,000	1,684,900	0.64
Marfrig Holdings Europe B.V., 11.250%, 09/20/2021		500,000	513,750	0.20
Petrobras Global Finance B.V., 5.375%, 01/27/2021		2,000,000	2,072,000	0.79
Petrobras Global Finance B.V., 8.375%, 05/23/2021		9,405,000	10,597,554	4.02
Petrobras Global Finance B.V., 6.125%, 01/17/2022		11,920,000	12,585,136	4.78
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/2018		1,028,625	997,766	0.38
			46,432,838	17.63
China (Cost $17,408,650)
361 Degrees International Ltd., 7.250%, 06/03/2021		690,000	699,824	0.26
Agile Group Holdings Ltd., 9.000%, 05/21/2020		600,000	626,857	0.24
Central China Real Estate Ltd., 6.500%, 06/04/2018		200,000	199,747	0.08
Central China Real Estate Ltd., 8.750%, 01/23/2021		1,205,000	1,253,002	0.48
Central China Real Estate Ltd., 6.500%, 03/05/2021		1,735,000	1,690,284	0.64
China Evergrande Group, 7.000%, 03/23/2020		500,000	500,784	0.19
China Evergrande Group, 8.250%, 03/23/2022		2,000,000	1,983,396	0.75
CIFI Holdings Group Co. Ltd., 7.750%, 06/05/2020		300,000	307,428	0.12
ICBC Standard Bank PLC, 8.125%, 12/02/2019		2,355,000	2,498,302	0.95
Kaisa Group Holdings Ltd., 7.250%, 06/30/2020		1,499,000	1,418,751	0.54
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		1,625,000	1,414,957	0.54

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
China (continued)
Logan Property Holdings Co. Ltd., 6.375%, 03/07/2021		400,000	$391,800	0.15
Logan Property Holdings Co. Ltd., 5.250%, 02/23/2023		425,000	379,672	0.14
Sunac China Holdings Ltd., 8.750%, 12/05/2019		485,000	503,180	0.19
Times China Holdings Ltd., 6.250%, 01/23/2020		635,000	636,087	0.24
Times China Holdings Ltd., 6.250%, 01/17/2021		395,000	384,730	0.15
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020		325,000	261,701	0.10
Yuzhou Properties Co. Ltd., 6.375%, 03/06/2021		1,735,000	1,697,826	0.64
			16,848,328	6.40
Colombia (Cost $1,748,068)
Bancolombia S.A., 5.125%, 09/11/2022		1,670,000	1,717,595	0.65
			1,717,595	0.65
Costa Rica (Cost $423,602)
Banco Nacional de Costa Rica, 5.875%, 04/25/2021		200,000	205,444	0.08
Instituto Costarricense de Electricidad, 6.950%, 11/10/2021		200,000	212,700	0.08
			418,144	0.16
Ecuador (Cost $41,818,573)
Ecuador (Rep of), 10.500%, 03/24/2020		12,572,000	12,949,160	4.92
Ecuador (Rep of), 10.750%, 03/28/2022		18,048,000	19,040,640	7.23
EP PetroEcuador via Noble Sovereign Funding I Ltd., (Floating, ICE LIBOR USD 3M + 5.630%) 7.925%, 09/24/2019		4,362,632	4,361,759	1.66
Petroamazonas EP, 4.625%, 02/16/2020		3,250,000	3,095,625	1.17
Petroamazonas EP, 4.625%, 11/06/2020		2,023,878	1,882,207	0.71
			41,329,391	15.69
Iraq (Cost $414,757)
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		400,000	416,276	0.16
			416,276	0.16
Jamaica (Cost $15,062,407)
Digicel Group Ltd., 8.250%, 09/30/2020		13,655,000	12,204,156	4.63
Digicel Group Ltd., 7.125%, 04/01/2022		1,708,000	1,388,980	0.53
Digicel Ltd., 6.000%, 04/15/2021		750,000	713,438	0.27
			14,306,574	5.43
Kazakhstan (Cost $8,964,166)
Kazkommertsbank JSC, 8.500%, 05/11/2018		2,485,000	2,484,195	0.94
Kazkommertsbank JSC, 5.500%, 12/21/2022		6,500,000	6,478,420	2.46
			8,962,615	3.40
Kuwait (Cost $1,159,332)
Kuwait Projects Co. SPC Ltd., 4.800%, 02/05/2019		1,145,000	1,156,668	0.44
			1,156,668	0.44
Lebanon (Cost $9,481,605)
Lebanon (Rep of), 5.150%, 11/12/2018		1,249,000	1,244,754	0.47
Lebanon (Rep of), 5.450%, 11/28/2019		3,261,000	3,210,865	1.22
Lebanon (Rep of), 6.375%, 03/09/2020		3,270,000	3,258,248	1.24

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Lebanon (continued)
Lebanon (Rep of), 8.250%, 04/12/2021		1,570,000	$1,605,397	0.61
			9,319,264	3.54
Mexico (Cost $5,505,424)
BBVA Bancomer S.A., 6.500%, 03/10/2021		1,600,000	1,688,400	0.64
Mexichem S.A.B. de C.V., 4.875%, 09/19/2022		1,660,000	1,679,920	0.64
Petroleos Mexicanos, (Floating, ICE LIBOR USD 3M + 3.650%) 5.721%, 03/11/2022		1,924,000	2,100,046	0.80
			5,468,366	2.08
Mongolia (Cost $704,456)
Trade & Development Bank of Mongolia LLC, 9.375%, 05/19/2020		650,000	692,260	0.26
			692,260	0.26
Nigeria (Cost $497,160)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., (Variable, USD Swap 2Y + 6.875%) 8.250%, 08/07/2020(2)		500,000	497,500	0.19
			497,500	0.19
Pakistan (Cost $11,357,817)
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%, 10/13/2021		5,752,000	5,651,777	2.15
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		5,666,000	5,460,398	2.07
			11,112,175	4.22
Panama (Cost $2,713,484)
Banistmo S.A., 3.650%, 09/19/2022		1,560,000	1,490,190	0.56
Sable International Finance Ltd., 6.875%, 08/01/2022		1,100,000	1,156,375	0.44
			2,646,565	1.00
Peru (Cost $3,760,487)
Ajecorp B.V., 6.500%, 05/14/2022		1,940,000	1,746,000	0.66
Volcan Cia Minera S.A.A., 5.375%, 02/02/2022		1,905,000	1,963,102	0.75
			3,709,102	1.41
Qatar (Cost $1,037,282)
CBQ Finance Ltd., 3.250%, 06/13/2021		650,000	631,995	0.24
Ezdan Sukuk Co. Ltd., 4.375%, 05/18/2021		410,000	347,680	0.13
			979,675	0.37
Russian Federation (Cost $12,048,904)
Credit Bank of Moscow Via CBOM Finance PLC, 5.875%, 11/07/2021		5,385,000	5,227,327	1.99
GTH Finance B.V., 6.250%, 04/26/2020		375,000	380,467	0.14
Koks OAO Via Koks Finance DAC, 7.500%, 05/04/2022		2,300,000	2,329,523	0.88
Promsvyazbank OJSC Via PSB Finance S.A., 5.250%, 10/19/2019		1,200,000	1,020,000	0.39
TMK OAO Via TMK Capital S.A., 6.750%, 04/03/2020		2,390,000	2,354,150	0.89
			11,311,467	4.29
South Africa (Cost $11,674,838)
Eskom Holdings SOC Ltd., 5.750%, 01/26/2021		10,901,000	10,869,823	4.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
South Africa (continued)
MTN Mauritius Investment Ltd., 5.373%, 02/13/2022		835,000	$845,438	0.32
			11,715,261	4.45
Tanzania (Cost $918,652)
HTA Group Ltd., 9.125%, 03/08/2022		855,000	895,784	0.34
			895,784	0.34
Turkey (Cost $3,003,831)
Export Credit Bank of Turkey, 5.375%, 02/08/2021		200,000	200,421	0.08
KOC Holding A.S., 3.500%, 04/24/2020		1,500,000	1,479,846	0.56
Turkiye Is Bankasi A.S., 5.375%, 10/06/2021		1,305,000	1,285,190	0.49
			2,965,457	1.13
Ukraine (Cost $6,652,472)
Ferrexpo Finance PLC, 10.375%, 04/07/2019		1,368,000	1,408,719	0.53
Metinvest B.V., 7.500%, 12/31/2021		5,175,682	5,136,139	1.95
			6,544,858	2.48
United Arab Emirates (Cost $2,166,281)
BOS Funding Ltd., 3.374%, 06/08/2020		665,000	655,690	0.25
First Abu Dhabi Bank PJSC, 3.000%, 08/13/2019		1,500,000	1,498,920	0.57
			2,154,610	0.82
Venezuela (Cost $14,369,588)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		17,520,750	15,172,969	5.76
			15,172,969	5.76

Total Debt Securities (Cost $227,897,525)			225,197,256	85.49

Bank Loans

Malaysia (Cost $610,842)
DRB-Hicom Bhd., 3.995%, 01/22/2021(3)		646,177	617,099	0.24
			617,099	0.24
United Arab Emirates (Cost $20,302,562)
DP World Ltd., 3.750%, 09/30/2022(3)		16,721,000	15,884,950	6.03
Dubai Drydocks World LLC, 4.302%, 11/20/2020(3)		5,134,110	4,877,405	1.85
			20,762,355	7.88

Total Bank Loans (Cost $20,913,404)			21,379,454	8.12

Total Investments (Total Cost $248,810,929)			246,576,710	93.61
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			16,822,338	6.39

Net Assets			$263,399,048	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(3)	Security is a Level 3 investment.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$170,027,354	$—	$170,027,354
Financial Certificates	—	11,459,855	—	11,459,855
Government Agencies	—	200,421	—	200,421
Government Bonds	—	43,509,626	—	43,509,626

Total Debt Securities	—	225,197,256	—	225,197,256
Bank Loans	—	—	21,379,454	21,379,454
Total Investments	$—	$225,197,256	$21,379,454	$246,576,710

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2018, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2018:

Category and Subcategory	Beginning Balance at 10/31/2017	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2018	Change in Unrealized Appreciation (Depreciation) from Investments still held 04/30/2018
Investments, at value
Bank Loans
Malaysia	$ —	$ 3,436	$607,406	$—	$ —	$ 6,257	$—	$—	$ 617,099	$ 6,257
United Arab Emirates	5,759,709	117,216	15,942,960	(1,347,091)	41,044	248,517	—	—	20,762,355	239,557
Total	$5,759,709	$120,652	$16,550,366	$(1,347,091)	$41,044	$254,774	$—	$—	$21,379,454	$245,814

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2018:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	04/30/2018	Technique	Input
Bank Loans	$21,379,454	Broker Quote	Inputs to broker model

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2018:

Derivatives Not Accounted for as
Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(53,367)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $1,755,272)
BR Malls Participacoes S.A.	BRL	55,000	$171,443	0.91
Kroton Educacional S.A.	BRL	152,900	611,478	3.26
Lojas Renner S.A.	BRL	36,800	342,558	1.83
Vale S.A. ADR *		37,271	515,830	2.75
			1,641,309	8.75
China (Cost $4,515,787)
Alibaba Group Holding Ltd. ADR *		6,030	1,076,596	5.74
Baidu, Inc. ADR *		2,326	583,593	3.11
Bank of China Ltd., Class H	HKD	1,560,000	845,656	4.50
China Construction Bank Corp., Class H	HKD	884,000	926,985	4.94
CNOOC Ltd.	HKD	487,000	821,672	4.38
CNOOC Ltd. ADR		640	108,166	0.58
Ping An Insurance Group Co. of China Ltd., Class H	HKD	39,500	385,770	2.05
Yum China Holdings, Inc.		4,700	200,972	1.07
			4,949,410	26.37
Hong Kong (Cost $801,804)
AIA Group Ltd.	HKD	98,400	878,532	4.68
			878,532	4.68
India (Cost $874,047)
HDFC Bank Ltd. ADR		2,991	286,568	1.53
ICICI Bank Ltd. ADR		65,173	554,622	2.95
			841,190	4.48
Indonesia (Cost $437,500)
Bank Mandiri Persero Tbk PT	IDR	831,800	423,143	2.25
			423,143	2.25
Mexico (Cost $463,654)
Cemex S.A.B. de C.V. ADR (Participation Certificate) *		12,375	76,849	0.41
Fibra Uno Administracion S.A. de C.V.	MXN	171,200	283,502	1.51
Fomento Economico Mexicano S.A.B. de C.V. ADR		973	94,050	0.50
			454,401	2.42
Russian Federation (Cost $795,773)
Sberbank of Russia PJSC ADR		44,784	662,050	3.53
			662,050	3.53
South Africa (Cost $410,238)
Naspers Ltd., Class N	ZAR	1,484	362,103	1.93
			362,103	1.93
South Korea (Cost $3,220,464)
Hana Financial Group, Inc.	KRW	16,826	747,886	3.99
Lotte Chemical Corp.	KRW	711	274,297	1.46
Samsung Electronics Co. Ltd. (2)	KRW	384	942,026	5.02
Samsung Electronics Co. Ltd. GDR (3)		256	316,151	1.68

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
South Korea (continued)
Samsung SDI Co. Ltd.	KRW	2,363	$402,605	2.15
SK Hynix, Inc.	KRW	11,180	875,392	4.66
			3,558,357	18.96
Taiwan (Cost $2,773,158)
Catcher Technology Co. Ltd.	TWD	43,853	486,319	2.59
Cathay Financial Holding Co. Ltd.	TWD	161,097	289,029	1.54
Globalwafers Co. Ltd.	TWD	28,074	451,803	2.41
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	161,256	1,222,397	6.51
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		12,564	483,086	2.58
			2,932,634	15.63

Total Common Stocks (Cost $16,047,697)			16,703,129	89.00

Preferred Stocks

Brazil (Cost $423,158)
Petroleo Brasileiro S.A. ADR *		38,284	503,435	2.68
			503,435	2.68
South Korea (Cost $577,516)
Samsung Electronics Co. Ltd., 2.506% (2)(4)	KRW	357	703,050	3.75
			703,050	3.75

Total Preferred Stocks (Cost $1,000,674)			1,206,485	6.43

Total Investments (Total Cost $17,048,371)			17,909,614	95.43

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			856,940	4.57

Net Assets			$18,766,554	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Security is a Level 3 investment.

(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

At April 30, 2018, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	8.1%
Consumer Staples	0.5
Energy	7.6
Financials	32.0
Information Technology	40.2
Materials	4.6
Real Estate	2.4
Total Investments	95.4
Other Assets Less Liabilities	4.6
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Brazil	$1,641,309	$—	$—	$1,641,309
China	1,969,327	2,980,083	—	4,949,410
Hong Kong	—	878,532	—	878,532
India	841,190	—	—	841,190
Indonesia	—	423,143	—	423,143
Mexico	454,401	—	—	454,401
Russian Federation	—	662,050	—	662,050
South Africa	—	362,103	—	362,103
South Korea	—	2,616,331	942,026	3,558,357
Taiwan	483,086	2,449,548	—	2,932,634

Total Common Stock	5,389,313	10,371,790	942,026	16,703,129
Preferred Stock
Brazil	503,435	—	—	503,435
South Korea	—	—	703,050	703,050

Total Preferred Stock	503,435	—	703,050	1,206,485
Total Investments	$5,892,748	$10,371,790	$1,645,076	$17,909,614

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2018, the Fund had transfers as disclosed below.

Transfers from Level 1 to Level 2
Country	Value	Reason

Common Stocks
China	$2,980,083	Fair Value ITG Factor other than 1 applied.
Hong Kong	878,532	Fair Value ITG Factor other than 1 applied.
Indonesia	423,143	Fair Value ITG Factor other than 1 applied.
Russian Federation	662,050	Fair Value ITG Factor other than 1 applied.
South Africa	362,103	Fair Value ITG Factor other than 1 applied.
South Korea	2,616,331	Fair Value ITG Factor other than 1 applied.
Taiwan	1,511,426	Fair Value ITG Factor other than 1 applied.
Total	$9,433,668

Transfers from Level 1 to Level 3
Country	Value	Reason
Preferred Stocks
South Korea	$703,050	Asset suspended during the current period.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2018:

Category and Subcategory	Beginning Balance at 10/31/2017	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2018	Change in Unrealized Appreciation (Depreciation) from Investments still held 04/30/2018
Investments, at value
Common Stock
South Korea	$—	$—	$880,934	$—	$—	$61,092	$—	$—	$ 942,026	$61,092
Preferred Stock
South Korea	—	—	—	—	—	—	703,050	—	703,050	(2,615)
Total	$—	$—	$880,934	$—	$—	$61,092	$703,050	$—	$1,645,076	$58,477

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2018:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 04/30/2018	Valuation Technique	Unobservable Input
Common Stock	$942,026	Last available close	Temporary halt in trading due to share split
Preferred Stock	703,050	Last available close	Temporary halt in trading due to share split
Total	$1,645,076

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $1,366,495)
Globant S.A. *	EUR	18,400	$828,184	1.90
Grupo Supervielle S.A. ADR		30,900	863,346	1.99
			1,691,530	3.89
Brazil (Cost $1,608,405)
Iochpe-Maxion S.A.	BRL	176,746	1,417,722	3.27
Smiles Fidelidade S.A. *	BRL	29,400	604,247	1.39
			2,021,969	4.66
China (Cost $9,611,971)
AviChina Industry & Technology Co. Ltd., Class H	HKD	888,000	560,247	1.29
China Yongda Automobiles Services Holdings Ltd.	HKD	1,012,000	1,156,936	2.66
Goodbaby International Holdings Ltd.	HKD	854,000	541,662	1.25
Haitian International Holdings Ltd.	HKD	297,000	789,628	1.82
JNBY Design Ltd.	HKD	971,500	1,970,023	4.53
Li Ning Co. Ltd. *	HKD	1,485,000	1,668,993	3.84
Noah Holdings Ltd. ADR *		18,300	945,561	2.18
SINA Corp. *		7,800	745,212	1.72
Tarena International, Inc. ADR		58,738	593,841	1.37
Xiabuxiabu Catering Management China Holdings Co. Ltd. (2)	HKD	864,500	1,483,359	3.41
YY, Inc. ADR *		9,526	918,211	2.11
			11,373,673	26.18
India (Cost $5,296,261)
Multi Commodity Exchange of India Ltd.	INR	57,165	663,811	1.53
Persistent Systems Ltd.	INR	83,173	1,001,548	2.30
Quess Corp. Ltd. *(2)	INR	67,871	1,179,759	2.72
Sanghi Industries Ltd. *	INR	460,517	772,320	1.78
South Indian Bank (The) Ltd.	INR	1,744,293	687,736	1.58
V-Mart Retail Ltd.	INR	39,528	1,234,474	2.84
			5,539,648	12.75
Indonesia (Cost $92,441)
Berlian Laju Tanker Tbk PT *(3)	IDR	4,428,000	—	—
			—	—
Malaysia (Cost $1,379,674)
My EG Services Bhd.	MYR	2,671,200	1,743,821	4.01
			1,743,821	4.01
Mexico (Cost $858,295)
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR		21,400	901,582	2.08
			901,582	2.08
Poland (Cost $859,415)
CCC S.A.	PLN	10,224	750,154	1.73
			750,154	1.73

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
South Africa (Cost $1,732,192)
JSE Ltd.	ZAR	62,546	$979,258	2.25
Truworths International Ltd.	ZAR	115,073	937,128	2.16
			1,916,386	4.41
South Korea (Cost $6,741,923)
Com2uS Corp.	KRW	11,637	1,732,892	3.99
Cosmax, Inc.	KRW	10,581	1,543,074	3.55
Dentium Co. Ltd.	KRW	22,154	1,627,655	3.75
Eugene Technology Co. Ltd.	KRW	64,037	1,079,474	2.48
Modetour Network, Inc.	KRW	52,702	1,828,821	4.21
			7,811,916	17.98
Taiwan (Cost $9,226,068)
Accton Technology Corp.	TWD	305,000	702,195	1.62
Hota Industrial Manufacturing Co. Ltd.	TWD	243,000	1,076,175	2.48
Lite-On Technology Corp.	TWD	582,000	766,319	1.76
Parade Technologies Ltd.	TWD	70,000	1,079,623	2.48
Silergy Corp.	TWD	44,000	920,122	2.12
Silicon Motion Technology Corp. ADR		19,254	870,473	2.00
Sunonwealth Electric Machine Industry Co. Ltd.	TWD	583,000	709,514	1.63
Taiwan Paiho Ltd.	TWD	383,000	1,024,234	2.36
TCI Co. Ltd.	TWD	74,157	1,085,541	2.50
			8,234,196	18.95
Thailand (Cost $744,553)
Supalai PCL (Registered) *	THB	1,349,350	991,918	2.28
			991,918	2.28

Total Common Stocks (Cost $39,517,693)			42,976,793	98.92

Preferred Stocks

Brazil (Cost $666,652)
Banco ABC Brasil S.A. *	BRL	158,252	847,456	1.95
			847,456	1.95

Total Preferred Stocks (Cost $666,652)			847,456	1.95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

Brazil (Cost $—)
Iochpe-Maxion S.A., Exp. 06/03/2019, Strike Price $12.70 *	BRL	2,184	$9,289	0.02

			9,289	0.02

Total Warrants (Cost $—)			9,289	0.02

Total Investments (Total Cost $40,184,345)			43,833,538	100.89

Liabilities Less Other Assets (See Statements of Assets and Liabilities for further detail)			(386,168)	(0.89)

Net Assets			$43,447,370	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At April 30, 2018, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	34.2%
Consumer Staples	6.1
Financials	11.5
Health Care	3.7
Industrials	12.8
Information Technology	28.5
Materials	1.8
Real Estate	2.3
Total Investments	100.9
Liabilities Less Other Assets	(0.9)
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$1,691,530	$—	$—	$1,691,530
Brazil	2,021,969	—	—	2,021,969
China	3,202,825	8,170,848	—	11,373,673
India	—	5,539,648	—	5,539,648
Malaysia	—	1,743,821	—	1,743,821
Mexico	901,582	—	—	901,582

Poland	—	750,154	—	750,154
South Africa	—	1,916,386	—	1,916,386
South Korea	—	7,811,916	—	7,811,916
Taiwan	870,473	7,363,723	—	8,234,196
Thailand	991,918	—	—	991,918
Total Common Stock	9,680,297	33,296,496	—	42,976,793
Preferred Stock
Brazil	847,456	—	—	847,456
Warrants
Brazil	—	9,289	—	9,289
Total Investments	$10,527,753	$33,305,785	$—	$43,833,538

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2018, the Fund had transfers as disclosed below.

Transfers from Level 1 to Level 2
Country	Value	Reason

Common Stocks
China	$6,820,973	Fair Value ITG Factor other than 1 applied
Malaysia	1,743,821	Fair Value ITG Factor other than 1 applied
South Korea	6,184,261	Fair Value ITG Factor other than 1 applied
Taiwan	4,339,744	Fair Value ITG Factor other than 1 applied

Total	$19,088,799

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(627)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $19,091,703)
Banco Macro S.A. ADR		18,300	$1,773,636	1.73
BBVA Banco Frances S.A. ADR		81,550	1,814,488	1.77
Globant S.A. *	EUR	34,600	1,557,346	1.52
Grupo Financiero Galicia S.A. ADR		58,394	3,732,544	3.65
Grupo Supervielle S.A. ADR		131,300	3,668,522	3.59
Loma Negra Cia Industrial Argentina S.A. ADR *		112,406	2,331,300	2.28
Pampa Energia S.A. ADR *		44,169	2,519,400	2.46
YPF S.A. ADR		54,457	1,192,064	1.17
			18,589,300	18.17
Bangladesh (Cost $1,709,604)
BRAC Bank Ltd. *	BDT	104,754	110,656	0.11
Square Pharmaceuticals Ltd.	BDT	464,306	1,716,772	1.68
			1,827,428	1.79
Egypt (Cost $7,440,697)
ADES International Holding Ltd. *(2)		171,843	2,787,852	2.72
Arabian Food Industries Co. DOMTY *	EGP	1,550,000	1,085,132	1.06
Centamin PLC	GBP	1,051,086	2,266,229	2.22
Commercial International Bank Egypt S.A.E.	EGP	531,065	2,822,262	2.76
			8,961,475	8.76
Georgia (Cost $4,647,174)
BGEO Group PLC	GBP	40,751	1,943,577	1.90
Georgia Healthcare Group PLC *(2)	GBP	390,132	1,491,195	1.45
TBC Bank Group PLC	GBP	40,311	1,020,680	1.00
			4,455,452	4.35
Ivory Coast (Cost $2,021,628)
Sonatel S.A.	XOF	49,766	2,154,854	2.11
			2,154,854	2.11
Kazakhstan (Cost $663,063)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		89,830	1,121,246	1.10
			1,121,246	1.10
Kenya (Cost $3,474,417)
KCB Group Ltd.	KES	4,354,908	2,171,488	2.12
Safaricom PLC	KES	7,715,600	2,171,462	2.12
			4,342,950	4.24
Kuwait (Cost $9,730,391)
Human Soft Holding Co. K.S.C.	KWD	265,042	3,367,520	3.29
Mabanee Co. S.A.K.	KWD	187,051	395,509	0.39
National Bank of Kuwait S.A.K.P.	KWD	2,579,620	6,391,733	6.25
			10,154,762	9.93

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Mauritius (Cost $2,503,607)
MCB Group Ltd.	MUR	341,100	$2,797,037	2.73
			2,797,037	2.73
Nigeria (Cost $9,909,204)
Dangote Cement PLC	NGN	2,250,660	1,538,522	1.50
Guaranty Trust Bank PLC	NGN	36,127,630	4,516,351	4.42
Lekoil Ltd. *	GBP	1,924,884	467,927	0.46
Nestle Nigeria PLC	NGN	710,641	3,153,037	3.08
United Bank for Africa PLC	NGN	68,876,302	2,210,305	2.16
			11,886,142	11.62
Pakistan (Cost $3,847,663)
Maple Leaf Cement Factory Ltd.	PKR	2,971,300	1,777,413	1.74
United Bank Ltd.	PKR	827,000	1,437,530	1.40
			3,214,943	3.14
Peru (Cost $2,496,270)
Alicorp S.A.A.	PEN	877,638	3,224,031	3.15
			3,224,031	3.15
Philippines (Cost $2,975,571)
Cosco Capital, Inc.	PHP	5,441,900	704,716	0.69
International Container Terminal Services, Inc.	PHP	1,004,900	1,636,773	1.60
			2,341,489	2.29
Romania (Cost $1,671,028)
Banca Transilvania S.A.	RON	2,342,042	1,553,295	1.52
Sphera Franchise Group S.A. *	RON	43,490	349,584	0.34
			1,902,879	1.86
Saudi Arabia (Cost $4,107,901)
Bupa Arabia for Cooperative Insurance Co.	SAR	36,460	1,019,304	1.00
National Commercial Bank	SAR	97,396	1,741,733	1.70
Saudi Co. For Hardware CJSC	SAR	14,500	506,143	0.49
United Electronics Co.	SAR	49,102	1,008,632	0.99
			4,275,812	4.18
Sri Lanka (Cost $2,756,894)
John Keells Holdings PLC	LKR	1,242,445	1,296,103	1.27
Sampath Bank PLC *	LKR	819,634	1,569,057	1.53
			2,865,160	2.80
United Arab Emirates (Cost $8,261,268)
Aramex PJSC	AED	734,757	809,664	0.79
DP World Ltd.		141,389	3,139,101	3.07
Emaar Development PJSC *	AED	626,057	943,886	0.92
Emaar Malls PJSC	AED	1,281,534	773,354	0.75
Emirates NBD PJSC	AED	493,357	1,449,338	1.42
NMC Health PLC	GBP	39,635	1,941,417	1.90
			9,056,760	8.85

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Vietnam (Cost $3,449,146)
Military Commercial Joint Stock Bank	VND	1,944,217	$2,536,110	2.48
Mobile World Investment Corp.	VND	87,850	393,198	0.38
Vietnam Dairy Products JSC	VND	244,920	1,990,393	1.95
			4,919,701	4.81

Total Common Stocks (Cost $90,757,229)			98,091,421	95.88

Preferred Stocks

Colombia (Cost $1,577,997)
Banco Davivienda S.A., 2.365% (3)	COP	147,286	1,770,187	1.73
			1,770,187	1.73

Total Preferred Stocks (Cost $1,577,997)			1,770,187	1.73

Total Investments (Total Cost $92,335,226)			99,861,608	97.61

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,443,024	2.39

Net Assets			$102,304,632	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

At April 30, 2018, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	5.5%
Consumer Staples	9.9
Energy	4.4
Financials	48.1
Health Care	5.0
Industrials	6.7
Information Technology	1.5
Materials	7.7
Real Estate	2.1
Telecommunication Services	4.2
Utilities	2.5
Total Investments	97.6
Other Assets Less Liabilities	2.4
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$18,589,300	$—	$—	$18,589,300
Bangladesh	—	1,827,428	—	1,827,428
Egypt	1,085,132	7,876,343	—	8,961,475
Georgia	—	4,455,452	—	4,455,452
Ivory Coast	—	2,154,854	—	2,154,854
Kazakhstan	—	1,121,246	—	1,121,246
Kenya	—	4,342,950	—	4,342,950
Kuwait	—	10,154,762	—	10,154,762
Mauritius	—	2,797,037	—	2,797,037
Nigeria	—	11,886,142	—	11,886,142
Pakistan	—	3,214,943	—	3,214,943
Peru	3,224,031	—	—	3,224,031
Philippines	—	2,341,489	—	2,341,489
Romania	—	1,902,879	—	1,902,879
Saudi Arabia	—	4,275,812	—	4,275,812
Sri Lanka	—	2,865,160	—	2,865,160
United Arab Emirates	—	9,056,760	—	9,056,760
Vietnam	—	4,919,701	—	4,919,701

Total Common Stock	22,898,463	75,192,958	—	98,091,421
Preferred Stock
Colombia	1,770,187	—	—	1,770,187
Total Investments	$24,668,650	$75,192,958	$—	$99,861,608

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2018, the Fund had transfers as disclosed below.

Transfers from Level 1 to Level 2
Country	Value	Reason

Common Stocks
Bangladesh	$1,827,428	Fair Value ITG Factor other than 1 applied
Egypt	5,610,114	Fair Value ITG Factor other than 1 applied
Georgia	3,434,772	Fair Value ITG Factor other than 1 applied
Ivory Coast	2,154,854	Volume-based policy implemented in the current period.
Kazakhstan	1,121,246	Fair Value ITG Factor other than 1 applied
Kenya	4,342,950	Fair Value ITG Factor other than 1 applied
Kuwait	10,154,762	Fair Value ITG Factor other than 1 applied
Mauritius	2,797,037	Fair Value ITG Factor other than 1 applied
Nigeria	11,418,215	Fair Value ITG Factor other than 1 applied
Pakistan	3,214,943	Fair Value ITG Factor other than 1 applied
Philippines	2,341,489	Fair Value ITG Factor other than 1 applied
Saudi Arabia	1,019,304	Fair Value ITG Factor other than 1 applied

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Transfers from Level 1 to Level 2
Country	Value	Reason
Sri Lanka	$2,865,160	Fair Value ITG Factor other than 1 applied
United Arab Emirates	8,112,874	Fair Value ITG Factor other than 1 applied
Vietnam	4,526,503	Fair Value ITG Factor other than 1 applied

Total	$64,941,651

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $850,860)
Globant S.A. *		8,900	$400,589	1.34
Grupo Supervielle S.A. ADR		14,756	412,283	1.38
			812,872	2.72
Brazil (Cost $2,333,166)
Hypera S.A. *	BRL	63,600	571,877	1.91
Localiza Rent a Car S.A. *	BRL	42,200	335,967	1.12
Rumo S.A. *	BRL	73,200	310,293	1.04
Smiles Fidelidade S.A. *	BRL	18,800	386,390	1.29
Suzano Papel e Celulose S.A.	BRL	34,000	398,504	1.33
Vale S.A. ADR *		27,532	381,043	1.27
			2,384,074	7.96
China (Cost $7,914,846)
58.com, Inc. ADR *		3,939	344,229	1.15
Alibaba Group Holding Ltd. ADR *		2,540	453,492	1.52
Anhui Conch Cement Co. Ltd., Class H	HKD	70,000	435,883	1.46
ANTA Sports Products Ltd.	HKD	127,000	725,164	2.42
AviChina Industry & Technology Co. Ltd., Class H	HKD	641,000	404,412	1.35
Baoshan Iron & Steel Co. Ltd., Class A	CNH	226,100	331,865	1.11
China Construction Bank Corp., Class H	HKD	897,000	940,617	3.14
CSPC Pharmaceutical Group Ltd.	HKD	112,000	284,273	0.95
Haitian International Holdings Ltd.	HKD	153,000	406,778	1.36
New Oriental Education & Technology Group, Inc. ADR		3,891	349,567	1.17
Ping An Insurance Group Co. of China Ltd., Class H	HKD	90,500	883,852	2.95
Qingdao Haier Co. Ltd., Class A	CNH	154,382	420,060	1.40
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	HKD	70,000	381,554	1.27
SINA Corp. *		4,300	410,822	1.37
Tencent Holdings Ltd.	HKD	7,800	382,953	1.28
Xiabuxiabu Catering Management China Holdings Co. Ltd. (2)	HKD	230,500	395,505	1.32
YY, Inc. ADR *		4,829	465,467	1.55
			8,016,493	26.77
Czech Republic (Cost $354,892)
Erste Group Bank A.G.	EUR	7,362	359,665	1.20
			359,665	1.20
Hong Kong (Cost $357,557)
AIA Group Ltd.	HKD	42,600	380,340	1.27
			380,340	1.27
Hungary (Cost $459,801)
OTP Bank PLC	HUF	10,061	440,620	1.47
			440,620	1.47
India (Cost $2,852,919)
Adani Ports & Special Economic Zone Ltd.	INR	32,845	199,451	0.67
Axis Bank Ltd.	INR	39,574	304,923	1.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
India (continued)
Housing Development Finance Corp. Ltd.	INR	18,536	$520,792	1.74
ICICI Bank Ltd. ADR		104,956	893,176	2.98
Mahindra & Mahindra Ltd.	INR	47,423	618,806	2.07
Mahindra & Mahindra Ltd. GDR		13,854	180,997	0.60
			2,718,145	9.08
Mexico (Cost $1,047,488)
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR		2,356	423,609	1.41
Grupo Financiero Banorte S.A.B. de C.V., Series O	MXN	50,900	318,485	1.06
Ternium S.A. ADR		8,802	349,175	1.17
			1,091,269	3.64
Peru (Cost $294,952)
Credicorp Ltd.		1,400	325,486	1.09
			325,486	1.09
Russian Federation (Cost $1,758,249)
LUKOIL PJSC ADR		10,544	702,643	2.35
Mail.Ru Group Ltd. GDR (Registered) *		14,311	450,011	1.50
Sberbank of Russia PJSC	RUB	158,540	569,189	1.90
			1,721,843	5.75
Saudi Arabia (Cost $391,952)
Samba Financial Group	SAR	49,793	385,500	1.29
			385,500	1.29
South Africa (Cost $3,297,643)
Barclays Africa Group Ltd.	ZAR	34,703	506,121	1.69
Naspers Ltd., Class N	ZAR	5,555	1,355,447	4.53
Sanlam Ltd.	ZAR	68,124	429,862	1.43
Shoprite Holdings Ltd.	ZAR	20,086	399,430	1.33
Truworths International Ltd.	ZAR	45,843	373,335	1.25
			3,064,195	10.23
South Korea (Cost $2,580,088)
Com2uS Corp.	KRW	2,814	419,039	1.40
Dentium Co. Ltd.	KRW	3,951	290,280	0.97
KB Financial Group, Inc.	KRW	10,503	598,938	2.00
LG Corp.	KRW	3,650	275,706	0.92
NCSoft Corp.	KRW	860	288,463	0.96
SK Hynix, Inc.	KRW	10,591	829,273	2.77
			2,701,699	9.02
Taiwan (Cost $4,108,808)
Airtac International Group	TWD	21,000	363,059	1.21
Hota Industrial Manufacturing Co. Ltd.	TWD	89,000	394,154	1.32
Lite-On Technology Corp.	TWD	408,000	537,213	1.79
Parade Technologies Ltd.	TWD	20,000	308,464	1.03
Silergy Corp.	TWD	16,000	334,590	1.12
Silicon Motion Technology Corp. ADR		8,807	398,164	1.33

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Taiwan (continued)
Taiwan Paiho Ltd.	TWD	105,000	$280,795	0.94
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	78,000	591,277	1.97
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		18,159	698,214	2.33
			3,905,930	13.04
Thailand (Cost $736,064)
PTT PCL NVDR	THB	227,000	403,903	1.35
Siam Commercial Bank (The) PCL NVDR	THB	86,300	357,184	1.19
			761,087	2.54
United Arab Emirates (Cost $360,884)
DP World Ltd.		13,829	307,030	1.03
			307,030	1.03

Total Common Stocks (Cost $29,700,169)			29,376,248	98.10

Preferred Stocks

South Korea (Cost $282,547)
Samsung Electronics Co. Ltd., 2.506% (3)(4)	KRW	161	317,062	1.06
			317,062	1.06

Total Preferred Stocks (Cost $282,547)			317,062	1.06

Equity-Linked Securities

India (Cost $135,520)
Adani Ports & Special Economic Zone Ltd., Class A, Issued by JP Morgan Structured Products B.V.		33,479	203,301	0.68
			203,301	0.68

Total Equity-Linked Securities (Cost $135,520)			203,301	0.68

Total Investments (Total Cost $30,118,236)			29,896,611	99.84

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			46,841	0.16

Net Assets			$29,943,452	100.00

*	Non-income producing security.

(1)	Par values are stated in United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Security is a Level 3 investment.

(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

At April 30, 2018, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	18.3%
Consumer Staples	1.3
Energy	3.7
Financials	28.8
Health Care	5.1
Industrials	10.8
Information Technology	25.5
Materials	6.3
Total Investments	99.8
Other Assets Less Liabilities	0.2
Net Assets	100.0%

At April 30, 2018, the Ashmore Emerging Markets Equity Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

05/03/2018	Brown Brothers Harriman	United States Dollar	879,710	South African Rand	70,838	$(294)

Total						$(294)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$812,872	$—	$—	$812,872
Brazil	2,384,074	—	—	2,384,074
China	2,023,577	5,992,916	—	8,016,493
Czech Republic	—	359,665	—	359,665
Hong Kong	—	380,340	—	380,340
Hungary	—	440,620	—	440,620
India	893,176	1,824,969	—	2,718,145
Mexico	1,091,269	—	—	1,091,269
Peru	325,486	—	—	325,486
Russian Federation	—	1,721,843	—	1,721,843
Saudi Arabia	—	385,500	—	385,500
South Africa	—	3,064,195	—	3,064,195
South Korea	—	2,701,699	—	2,701,699
Taiwan	1,096,378	2,809,552	—	3,905,930
Thailand	—	761,087	—	761,087
United Arab Emirates	—	307,030	—	307,030

Total Common Stock	8,626,832	20,749,416	—	29,376,248
Preferred Stock
South Korea	—	—	317,062	317,062
Equity-Linked Securities
India	—	203,301	—	203,301
Total Investments	$8,626,832	$20,952,717	$317,062	$29,896,611

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(294)	$—	$(294)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2018, the Fund had transfers as disclosed below.

Transfers from Level 1 to Level 2
Country	Value	Reason
Common Stock
China	$2,602,927	Fair Value ITG Factor other than 1 applied.
Hong Kong	380,340	Fair Value ITG Factor other than 1 applied.
Russian Federation	569,189	Fair Value ITG Factor other than 1 applied.
South Africa	1,355,447	Fair Value ITG Factor other than 1 applied.
South Korea	1,248,312	Fair Value ITG Factor other than 1 applied.
Taiwan	1,522,645	Fair Value ITG Factor other than 1 applied.
United Arab Emirates	307,030	Fair Value ITG Factor other than 1 applied.

Total	$7,985,890

Transfers from Level 1 to Level 3
Country	Value	Reason
Preferred Stock
South Korea	$317,062	Asset suspended during the current period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2018:

Category and Subcategory	Beginning Balance at 10/31/2017	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2018	Change in Unrealized Appreciation (Depreciation) from Investments still held 04/30/2018
Investments, at value
Preferred Stock
South Korea	$—	$—	$—	$—	$—	$—	$317,062	$—	$317,062	$(24,540)

The following table on “Quantitative information about Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2018:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 04/30/2018	Valuation Technique	Unobservable Input
Preferred Stock	$317,062	Last available close	Temporary halt in trading due to share split

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(294)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2018:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$2,808

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (294)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2018 (Unaudited)

1.  Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes eight funds as of April 30, 2018, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. The Ashmore Emerging Markets Hard Currency Debt Fund liquidated on November 20, 2017 and the Ashmore Emerging Markets Equity Opportunities Fund liquidated on January 5, 2018.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict if a related party is invested in a Fund and that party’s interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2.  Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States Dollar are converted to the United States Dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States Dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

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As of April 30, 2018 (Unaudited)

The Investment Manager primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding. Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At April 30, 2018, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

3.  Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

4.  Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in public open-end investment funds are categorized as Level 2.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

5.  Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of April 30, 2018, the Funds did not hold any reverse repurchase agreements.

6.  Capital share transactions

Transactions in Class A shares for the period ended April 30, 2018, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	482,200	$ 3,942,208	70,946	$577,385	(312,496)	$(2,540,615)	240,650	$1,978,978
Ashmore Emerging Markets Local Currency Bond Fund	59,936	464,880	751	5,845	(416)	(3,239)	60,271	467,486
Ashmore Emerging Markets Corporate Debt Fund	481,517	4,073,335	28,324	238,622	(701,917)	(5,914,175)	(192,076)	(1,602,218)
Ashmore Emerging Markets Short Duration Fund	1,088,189	11,256,748	55,519	573,455	(349,555)	(3,601,528)	794,153	8,228,675
Ashmore Emerging Markets Active Equity Fund	—	—	79	931	—	—	79	931
Ashmore Emerging Markets Small-Cap Equity Fund	28,055	306,248	1,204	12,214	(1,998)	(21,134)	27,261	297,328
Ashmore Emerging Markets Frontier Equity Fund	152,471	1,511,956	67,240	626,672	(74,850)	(733,509)	144,861	1,405,119
Ashmore Emerging Markets Equity Fund	5	52	145	1,653	(3)	(34)	147	1,671

Transactions in Class C shares for the period ended April 30, 2018, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	318,066	$2,588,660	6,563	$ 53,275	(76,881)	$(623,735)	247,748	$2,018,200
Ashmore Emerging Markets Local Currency Bond Fund	6,521	50,345	45	349	(2,773)	(21,127)	3,793	29,567
Ashmore Emerging Markets Corporate Debt Fund	264,980	2,238,660	18,822	158,281	(260,682)	(2,186,308)	23,120	210,633

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Short Duration Fund	62,910	$628,685	2,229	$22,185	(3,546)	$(35,029)	61,593	$615,841
Ashmore Emerging Markets Active Equity Fund	—	—	78	913	—	—	78	913
Ashmore Emerging Markets Small-Cap Equity Fund	2,279	25,677	336	3,608	(110)	(1,179)	2,505	28,106
Ashmore Emerging Markets Frontier Equity Fund	8,215	80,651	4,495	41,081	(703)	(6,423)	12,007	115,309
Ashmore Emerging Markets Equity Fund	—	—	3	30	(118)	(1,324)	(115)	(1,294)

Transactions in Institutional Class shares for the period ended April 30, 2018, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	41,288,233	$343,357,588	4,467,985	$36,905,140	(10,307,840)	$(85,358,370)	35,448,378	$294,904,358
Ashmore Emerging Markets Local Currency Bond Fund	1,269,676	10,119,228	124,918	1,010,583	(3,129,504)	(24,060,538)	(1,734,910)	(12,930,727)
Ashmore Emerging Markets Corporate Debt Fund	11,740,198	103,306,186	293,193	2,574,978	(11,159,469)	(97,821,681)	873,922	8,059,483
Ashmore Emerging Markets Short Duration Fund	10,774,946	109,012,907	599,783	6,091,577	(3,726,103)	(37,554,150)	7,648,626	77,550,334
Ashmore Emerging Markets Active Equity Fund	457,101	5,698,277	117,745	1,392,927	(460,036)	(5,730,448)	114,810	1,360,756
Ashmore Emerging Markets Small-Cap Equity Fund	606,661	8,488,071	30,683	398,874	(531,669)	(7,328,922)	105,675	1,558,023
Ashmore Emerging Markets Frontier Equity Fund	1,975,318	22,247,889	503,193	5,399,261	(1,394,069)	(15,761,104)	1,084,442	11,886,046
Ashmore Emerging Markets Equity Fund	1,927,119	22,277,444	12,622	138,458	(9,211)	(106,430)	1,930,530	22,309,472

Transactions in Class A shares for the year ended October 31, 2017, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	1,980,157	$16,397,952	28,756	$233,104	(221,478)	$ (1,787,334)	1,787,435	$14,843,722
Ashmore Emerging Markets Local Currency Bond Fund	34,089	248,304	662	4,863	(27,145)	(201,371)	7,606	51,796

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	768,834	$ 6,402,707	41,912	$ 347,318	(858,519)	$(6,905,390)	(47,773)	$(155,365)
Ashmore Emerging Markets Short Duration Fund	1,460,585	15,179,610	138,171	1,434,189	(1,640,977)	(17,197,848)	(42,221)	(584,049)
Ashmore Emerging Markets Active Equity Fund	1,000	10,007	4	48	—	—	1,004	10,055
Ashmore Emerging Markets Small-Cap Equity Fund	43,903	428,915	1,258	11,008	(23,994)	(222,571)	21,167	217,352
Ashmore Emerging Markets Frontier Equity Fund	701,976	5,903,145	13,146	119,018	(213,455)	(1,965,107)	501,667	4,057,056
Ashmore Emerging Markets Equity Fund	10,915	117,848	75	737	(3,389)	(36,042)	7,601	82,543

Transactions in Class C shares for the year ended October 31, 2017, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	227,228	$1,839,471	6,660	$ 53,679	(61,950)	$(505,852)	171,938	$1,387,298
Ashmore Emerging Markets Local Currency Bond Fund	4,333	29,619	346	2,516	(818)	(5,877)	3,861	26,258
Ashmore Emerging Markets Corporate Debt Fund	504,064	4,216,948	21,238	176,391	(171,353)	(1,407,980)	353,949	2,985,359
Ashmore Emerging Markets Short Duration Fund	18,401	184,019	263	2,668	(263)	(2,668)	18,401	184,019
Ashmore Emerging Markets Active Equity Fund	1,000	10,025	4	44	—	—	1,004	10,069
Ashmore Emerging Markets Small-Cap Equity Fund	6,631	65,887	364	3,319	(3,318)	(31,641)	3,677	37,565
Ashmore Emerging Markets Frontier Equity Fund	47,984	434,418	349	3,187	(9,424)	(88,715)	38,909	348,890
Ashmore Emerging Markets Equity Fund	772	7,103	1	13	(543)	(4,961)	230	2,155

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Transactions in Institutional Class shares for the year ended October 31, 2017, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	46,716,460	$381,357,339	6,584,095	$53,825,213	(19,589,180)	$(155,535,775)	33,711,375	$ 279,646,777
Ashmore Emerging Markets Local Currency Bond Fund	1,963,607	14,603,382	382,096	2,893,384	(2,093,667)	(15,529,899)	252,036	1,966,867
Ashmore Emerging Markets Corporate Debt Fund	19,178,672	165,170,528	532,265	4,580,648	(7,969,360)	(68,139,079)	11,741,577	101,612,097
Ashmore Emerging Markets Short Duration Fund	12,816,423	131,396,629	547,915	5,569,501	(8,034,314)	(81,961,770)	5,330,024	55,004,360
Ashmore Emerging Markets Active Equity Fund	1,410,020	14,770,766	4,989	59,219	—*	(32)	1,415,009	14,829,953
Ashmore Emerging Markets Small-Cap Equity Fund	1,466,176	17,791,675	37,277	416,792	(1,666,373)	(19,690,734)	(162,920)	(1,482,267)
Ashmore Emerging Markets Frontier Equity Fund	6,671,423	69,085,145	94,974	966,444	(5,432,605)	(55,355,818)	1,333,792	14,695,771
Ashmore Emerging Markets Equity Fund	663,438	5,711,246	11,603	103,627	(1,050,301)	(10,018,431)	(375,260)	(4,203,558)

*  Amount rounds to less than 0.5 shares.

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7.  Investment transactions

For the period ended April 30, 2018 the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$531,105,395	$304,854,934
Ashmore Emerging Markets Local Currency Bond Fund	13,923,947	22,280,642
Ashmore Emerging Markets Corporate Debt Fund	186,223,746	180,425,331
Ashmore Emerging Markets Short Duration Fund	151,510,541	61,693,422
Ashmore Emerging Markets Active Equity Fund	13,505,012	14,036,939
Ashmore Emerging Markets Small-Cap Equity Fund	27,279,954	23,793,858
Ashmore Emerging Markets Frontier Equity Fund	51,115,815	41,769,910
Ashmore Emerging Markets Equity Fund	35,875,015	13,516,062

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs. At April 30, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Ashmore Emerging Markets Total Return Fund	$18,248,401	$(70,759,897)	$(52,511,496)	$1,282,177,062
Ashmore Emerging Markets Local Currency Bond Fund	1,944,673	(3,877,491)	(1,932,818)	63,324,573
Ashmore Emerging Markets Corporate Debt Fund	9,837,530	(18,033,797)	(8,196,267)	335,598,721
Ashmore Emerging Markets Short Duration Fund	2,063,656	(4,299,356)	(2,235,700)	248,812,410
Ashmore Emerging Markets Active Equity Fund	1,402,818	(618,285)	784,533	17,125,081
Ashmore Emerging Markets Small-Cap Equity Fund	6,005,680	(2,455,364)	3,550,316	40,283,222
Ashmore Emerging Markets Frontier Equity Fund	10,291,824	(3,138,716)	7,153,108	92,708,500
Ashmore Emerging Markets Equity Fund	1,374,234	(1,636,099)	(261,865)	30,158,476

8.  Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2017	Long-Term Capital Loss Carryforward at October 31, 2017
Ashmore Emerging Markets Total Return Fund	$ —	$ (51,968,031)
Ashmore Emerging Markets Local Currency Bond Fund	(223,877)	(1,412,869)
Ashmore Emerging Markets Corporate Debt Fund	(3,913,767)	(27,644,843)
Ashmore Emerging Markets Short Duration Fund	—	—
Ashmore Emerging Markets Active Equity Fund	—	—
Ashmore Emerging Markets Small-Cap Equity Fund	(464,777)	(1,988,233)
Ashmore Emerging Markets Frontier Equity Fund	—	—
Ashmore Emerging Markets Equity Fund	(353,067)	—

The Funds in the above table may offset future capital gains with these capital loss carryforwards. There were no post-enactment losses for the fiscal year ended October 31, 2017.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2017, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$16,104,084	$—	$(52,893,560)	$(6,158,943)	$(42,948,419)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	(1,658,519)	(2,818,346)	(4,476,865)
Ashmore Emerging Markets Corporate Debt Fund	—	—	(31,890,621)	3,922,639	(27,967,982)
Ashmore Emerging Markets Short Duration Fund	2,239,145	2,116,768	(266,223)	5,645,448	9,735,138
Ashmore Emerging Markets Active Equity Fund	1,555,928	—	—	1,650,246	3,206,174
Ashmore Emerging Markets Small-Cap Equity Fund	505,482	—	(2,453,010)	2,763,101	815,573
Ashmore Emerging Markets Frontier Equity Fund	528,209	5,777,521	(5,601)	6,558,560	12,858,689
Ashmore Emerging Markets Equity Fund	160,762	—	(353,327)	1,414,112	1,221,547

The taxable character of distributions paid during the fiscal year ended October 31, 2017, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$58,479,792	$—	$—	$—	$58,479,792
Ashmore Emerging Markets Local Currency Bond Fund	1,107,475	—	—	2,667,206	3,774,681
Ashmore Emerging Markets Corporate Debt Fund	19,702,427	—	—	649,976	20,352,403
Ashmore Emerging Markets Short Duration Fund	11,795,594	2,000,000	—	—	13,795,594
Ashmore Emerging Markets Active Equity Fund	60,411	—	—	—	60,411
Ashmore Emerging Markets Small-Cap Equity Fund	551,965	—	—	—	551,965
Ashmore Emerging Markets Frontier Equity Fund	542,424	614,075	—	—	1,156,499
Ashmore Emerging Markets Equity Fund	184,366	—	—	—	184,366

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

9.  Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10.  Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Purchased option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund, in return for a premium, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

During the period ended April 30, 2018 the Funds did not hold options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States Dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the period ended April 30, 2018, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund and Ashmore Emerging Markets Equity Fund had average quarterly contract notional exposures of $581,300,921, $43,533,698, $771,929, $626,045 and $35,419, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in United States Dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

During the period ended April 30, 2018 the Funds did not hold futures contracts.

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for OTC swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the period ended April 30, 2018, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average quarterly notional exposures of $65,272,404 and $22,900,983, respectively, related to swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2018:

(a) Exchange-Traded:

Centrally Cleared Swaps

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Deutsche Bank	$—	$(958)	$(958)	$—	$(958)
Goldman Sachs	—	(29,891)	(29,891)	—	(29,891)
HSBC Bank	—	(31,637)	(31,637)	—	(31,637)
Merrill Lynch	9,482	(136,349)	(126,867)	—	(126,867)
Santander	—	(105,665)	(105,665)	—	(105,665)

Total	$9,482	$(304,500)	$(295,018)	$—	$(295,018)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Goldman Sachs	$—	$(1,035)	$(1,035)	$—	$(1,035)
HSBC Bank	31,968	—	31,968	—	31,968
Merrill Lynch	116,106	(10,405)	105,701	—	105,701

Total	$148,074	$(11,440)	$136,634	$—	$136,634

(b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$49,195	$(49,195)	$—	$—
Barclays	71,458	(71,458)	—	—
BNP Paribas	12,593	(12,593)	—	—
Citibank	34,126	(34,126)	—	—
Credit Suisse	4,303	(4,303)	—	—
Deutsche Bank	128,770	(128,770)	—	—
Goldman Sachs	1,309,529	(288,042)	—	1,021,487
HSBC Bank	72,564	(72,564)	—	—
JP Morgan	961,934	(961,934)	—	—
Merrill Lynch	309,805	(309,805)	—	—
Morgan Stanley	1,171	—	—	1,171
Standard Chartered	459,158	(155,797)	—	303,361

Total	$3,414,606	$(2,088,587)	$—	$1,326,019

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty
ANZ	$330,528	$(49,195)	$—	$281,333
Barclays	777,605	(71,458)	—	706,147
BNP Paribas	970,465	(12,593)	—	957,872
Citibank	135,359	(34,126)	—	101,233
Credit Suisse	991,764	(4,303)	—	987,461
Deutsche Bank	966,085	(128,770)	—	837,315
Goldman Sachs	288,042	(288,042)	—	—
HSBC Bank	1,431,186	(72,564)	—	1,358,622
JP Morgan	1,540,085	(961,934)	—	578,151
Merrill Lynch	1,422,952	(309,805)	—	1,113,147
Standard Chartered	155,797	(155,797)	—	—
UBS	183,013	—	—	183,013

Total	$9,192,881	$(2,088,587)	$—	$7,104,294

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Barclays	$44,705	$(44,705)	$—	$—
BNP Paribas	48,317	(36,963)	—	11,354
Credit Suisse	11,092	(11,092)	—	—
Deutsche Bank	13,044	(13,044)	—	—
Goldman Sachs	64,433	(17,778)	—	46,655
HSBC Bank	7,927	(7,927)	—	—
JP Morgan	53,579	(53,579)	—	—
Merrill Lynch	23,636	(23,636)	—	—

Total	$266,733	$(208,724)	$—	$58,009

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty
ANZ	$1,741	$—	$—	$1,741
Barclays	101,880	(44,705)	—	57,175
BNP Paribas	36,963	(36,963)	—	—
Credit Suisse	64,910	(11,092)	—	53,818
Deutsche Bank	71,849	(13,044)	—	58,805
Goldman Sachs	17,778	(17,778)	—	—
HSBC Bank	155,751	(7,927)	—	147,824
JP Morgan	87,087	(53,579)	—	33,508
Merrill Lynch	182,922	(23,636)	—	159,286
Morgan Stanley	1,191	—	—	1,191

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty
Standard Chartered	$7,252	$—	$—	$7,252
UBS	13,460	—	—	13,460

Total	$742,784	$(208,724)	$—	$534,060

Ashmore Emerging Markets Corporate Debt Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Barclays	$32,838	$—	$—	$32,838

Total	$32,838	$—	$—	$32,838

Ashmore Emerging Markets Equity Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Brown Brothers
Harriman	$294	$—	$—	$294

Total	$294	$—	$—	$294

11.   Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Active Equity Fund	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Equity Fund	1.15%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2019 to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2018	2019	2020	2021	Total
Ashmore Emerging Markets Total Return Fund	$ 768,326	$ 833,414	$ 947,660	$ 606,348	$ 3,155,748
Ashmore Emerging Markets Local Currency Bond Fund	255,183	250,550	242,748	116,574	865,055
Ashmore Emerging Markets Corporate Debt Fund	353,990	335,299	295,848	185,143	1,170,280
Ashmore Emerging Markets Short Duration Fund	192,324	150,467	201,321	121,759	665,871
Ashmore Emerging Markets Active Equity Fund	—	—	226,921	55,589	282,510
Ashmore Emerging Markets Small-Cap Equity Fund	268,940	216,973	172,952	87,268	746,133
Ashmore Emerging Markets Frontier Equity Fund	243,042	266,211	293,467	169,097	971,817
Ashmore Emerging Markets Equity Fund	187,166	131,748	129,266	62,021	510,201

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

During the period ended April 30, 2018, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$ —	$ 1,164,801,600
Ashmore Emerging Markets Corporate Debt Fund	2,101,074	2,666,562
Ashmore Emerging Markets Short Duration Fund	5,860,499	198,875
As of April 30, 2018, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:
Fund	Class A	Class C
Ashmore Emerging Markets Local Currency Bond Fund	33.35%	—%
Ashmore Emerging Markets Active Equity Fund	100.00%	100.00%
Ashmore Emerging Markets Equity Fund	12.13%	100.00%

Fund		Institutional Class
Ashmore Emerging Markets Total Return Fund		20.21%
Ashmore Emerging Markets Local Currency Bond Fund		45.05%
Ashmore Emerging Markets Active Equity Fund		98.55%
Ashmore Emerging Markets Small-Cap Equity Fund		5.44%
Ashmore Emerging Markets Frontier Equity Fund		21.88%
Ashmore Emerging Markets Equity Fund		98.28%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	4	52.08%, 28.46%, 11.62%, 5.06%
	Class C	3	40.35%, 34.01%, 25.32%
	Class I	6	17.77%, 15.46%, 13.51%, 8.69%, 6.03%, 5.21%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Local Currency Bond Fund	Class A	3	40.45%, 16.20%, 9.38%
	Class C	2	65.86%, 31.78%
	Class I	1	50.10%
Ashmore Emerging Markets Corporate Debt Fund	Class A	5	33.31%, 21.56%, 14.93%, 13.62%, 9.75%
	Class C	3	50.84%, 30.44%, 13.24%
	Class I	3	62.48%, 11.69%, 7.75%
Ashmore Emerging Markets Short Duration Fund	Class A	5	36.26%, 31.42%, 9.96%, 9.02%, 5.96%
	Class C	1	92.37%
	Class I	5	44.86%, 15.96%, 9.15%, 8.32%, 5.46%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	4	48.99%, 28.59%, 11.30%, 7.51%
	Class C	2	70.61%, 29.37%
	Class I	4	26.87%, 26.83%, 22.49%, 11.96%
Ashmore Emerging Markets Frontier Equity Fund	Class A	2	79.96%, 9.68%
	Class C	2	61.65%, 38.32%
	Class I	4	31.33%, 31.13%, 7.47%, 5.12%
Ashmore Emerging Markets Equity Fund	Class A	4	41.85%, 25.05%, 11.77%, 9.19%

12.  Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

13.  New accounting pronouncements

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15,

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2018 (Unaudited)

2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

14.  Subsequent events

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the items mentioned above.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL

As of April 30, 2018 (Unaudited)

ADVISORY AGREEMENT APPROVAL

At an in-person meeting of the Board of Trustees (the “Board”) of Ashmore Funds (the “Trust”) held on March 21, 2018, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the continuation of the Investment Management Agreement between Ashmore Investment Advisors Limited (“AIAL”) and the Trust (the “Agreement”), on behalf of each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Active Equity Fund and Ashmore Emerging Markets Equity Fund (formerly, Ashmore Emerging Markets Value Fund) (each series, a “Fund,” and collectively, the “Funds”).

In determining to approve the continuation of the Agreement for a one-year period, the Board considered all factors that it believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below. In evaluating the terms of the Agreement, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all encompassing of the matters considered by the Board. Throughout their review of the Agreement, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIAL had provided, certain information the Independent Trustees considered relevant to their evaluation. The Contracts Review Committee, which is comprised of all of the Independent Trustees, discussed the information over the course of several different occasions, without representatives of AIAL present.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services provided by AIAL to the Funds.

AIAL’s Services to All Funds

The Board considered information regarding the overall organization and resources of AIAL, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds. The Board reviewed AIAL’s key personnel who provide investment management services to the Funds, as well as the fact that, under the Agreement, AIAL has the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies and restrictions.

The Board considered that AIAL’s duties include: (i) investment research and selection, (ii) adherence to the Funds’ investment policies and restrictions, the 1940 Act and other relevant laws; and (iii) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIAL (except to the extent such salaries, fees and expenses are paid by another AIAL affiliate other than the Trust or a Fund). The Board also considered that AIAL terminated the Sub-Advisory Agreement by and between AIAL and Ashmore Equities Investment Management (US) LLC with respect to Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity Fund, effective November 1, 2017. The Board also evaluated the significant compliance resources available to, and utilized by, AIAL.

Investment Performance

In considering each Fund’s performance, the Board requested and received from AIAL data compiled by Broadridge Financial Solutions, Inc. (“Broadridge”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Board considered the performance of each Fund in light of its investment objectives on a comparable basis relative to the Fund’s peers. The Board received performance information for Institutional Shares for the one-, three- and five-year periods ended December 31, 2017 for Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2018 (Unaudited)

Markets Small-Cap Equity Fund. The Board received performance information for Institutional Shares for the one- and three-year periods ended December 31, 2017 for Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Short Duration Fund. The Board also received performance information for Institutional Shares for the one-year period ended December 31, 2017 for Ashmore Emerging Markets Active Equity Fund. In considering such comparative data, the Trustees noted the specialized nature and focus of many of the Funds, and for certain Funds the limited number of peer group funds, particularly for the longer performance periods. In their review, the Trustees also sought to identify Funds for which the performance, fees and total expenses appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

Ashmore Emerging Markets Corporate Debt Fund. The Board noted that the Ashmore Emerging Markets Corporate Debt Fund’s performance ranked first out of seven, first out of seven and first out of three in its peer group for the one-, three- and five-year periods ended December 31, 2017, respectively, while ranking in the first quintile (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Short Duration Fund. The Board noted that the Ashmore Emerging Markets Short Duration Fund’s performance ranked first out of four in its peer group for the one- and three-year periods ended December 31, 2017, while ranking in the second and first quintiles (first being the best), respectively, in its larger performance universe for the same two periods.

Ashmore Emerging Markets Equity Fund. The Board observed that Ashmore Emerging Markets Equity Fund’s performance ranked third out of thirteen, fifth out of eleven and third out of eight in its peer group for the one-, three- and five-year periods ended December 31, 2017, respectively, while ranking in the first, first and second quintiles (first being the best), respectively, in its larger performance universe for the same three periods.

Ashmore Emerging Markets Frontier Equity Fund. The Board noted that the Ashmore Emerging Markets Frontier Equity Fund’s performance ranked fourth out of nine and third out of eight in its peer group for the one- and three-year periods ended December 31, 2017, respectively, while ranking in the fourth and third quintiles (first being the best), respectively, in its larger performance universe for the same two periods.

Ashmore Emerging Markets Local Currency Bond Fund. The Board observed that the Ashmore Emerging Markets Local Currency Bond Fund’s performance ranked second out of eight, fourth out of eight and fourth out of six in its peer group for the one-, three- and five-year periods ended December 31, 2017, respectively, while ranking in the first, first and third quintiles (first being the best), respectively, in its larger performance universe for the same three periods.

Ashmore Emerging Markets Small-Cap Equity Fund. The Board noted that the Ashmore Emerging Markets Small-Cap Equity Fund’s performance ranked ninth out of eleven, fifth out of nine and second out of four in its peer group for the one-, three- and five-year periods ended December 31, 2017, respectively, while ranking in the fourth, first and second quintiles (first being the best), respectively, in its larger performance universe for the same three periods.

Ashmore Emerging Markets Active Equity Fund. The Board noted that the Ashmore Emerging Markets Active Equity Fund’s performance ranked fourth out of eleven in its peer group for the one-year period ended December 31, 2017, while ranking in the second quintile (first being the best) in its larger performance universe for the same period.

Ashmore Emerging Markets Total Return Fund. The Board observed that the Ashmore Emerging Markets Total Return Fund’s performance ranked third out of nine, second out of eight and fourth out of eight in its peer group for the one-, three- and five-year periods ended December 31, 2017, respectively, while ranking in the first, first and fourth quintiles (first being the best), respectively, in its larger performance universe for the same three periods.

The Board noted AIAL’s expressed long-term approach to investment management and its favorable longer-term track record in managing accounts having similar strategies to the Funds.

The Board concluded that it was satisfied with the nature, extent and quality of services provided by AIAL to each Fund and that there was a reasonable basis on which to conclude that each Fund would continue to benefit from the services provided by AIAL.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2018 (Unaudited)

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the contractual and actual investment management fees paid by each Fund to AIAL. In doing so, the Board compared the contractual and actual investment management fees and overall gross and net expense ratios (represented by the Funds’ Institutional Shares) to those of the Funds’ peers as determined by Broadridge. The Board noted that several of the Funds were quite small in size relative to their peers. As with the performance comparisons, the Board also noted that, with respect to several of the Funds, there were only a limited number of peer funds with similar investment strategies. Where contractual or actual management fees or total expense ratios of a Fund were meaningfully above those of the Broadridge peers, the Board also considered and took into account the extent to which AIAL had undertaken to waive a portion of its fees and/or reimburse expenses so as to otherwise limit these Funds’ ordinary operating expenses until at least February 28, 2019.

The Board reviewed AIAL’s costs and profitability as presented by it in serving as investment adviser. The Board noted that AIAL was operating at a loss with respect to Ashmore Emerging Markets Active Equity Fund and Ashmore Emerging Markets Equity Fund. With respect to the remaining Funds, the Board concluded that AIAL’s profitability was not excessive.

In evaluating the terms of the Agreement, the Board also considered the other benefits that may inure to AIAL as a result of its relationship with the Funds, such as the reputational benefit derived from serving as investment adviser to the Funds.

In light of the information provided and the quality of the services rendered and anticipated to be rendered, the Board concluded that the investment management fees to be charged to the Funds were appropriate.

ECONOMIES OF SCALE

The Board noted that the contractual investment management fees for the Funds do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board observed that many of the Funds remained quite small in size, and that the collective assets of all of the Funds were only approximately $2.15 billion. The Board also observed that AIAL was subsidizing all of the Funds through fee waivers and expense reimbursements. In evaluating the Funds’ contractual investment management fees, the Board considered AIAL’s representation that the contractual investment management fees were intended to reflect achievable economies of scale and also AIAL’s continuing agreement to limit certain expenses of each Fund. The Board received and evaluated information concerning whether AIAL would realize economies of scale as the assets of individual Funds grow beyond current levels. The Board noted they intend to monitor each Fund’s asset growth in connection with future reviews of the Funds’ Agreement to determine whether breakpoints may be appropriate at such time. In light of the Funds’ current sizes and expense structures, the Board concluded that breakpoints in the Funds’ contractual investment management fees were not warranted at this time.

* * *

The Board concluded that the fees to be paid to AIAL by each Fund were appropriate in light of the services to be provided by AIAL, the costs to AIAL of operating the Funds and the Funds’ current and reasonably foreseeable asset levels, and determined that the Agreement should, therefore, be approved.

* * *

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION

As of April 30, 2018 (Unaudited)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including; equity, fixed income and alternatives; and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately $5.2 billion at June 30, 2017. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts ten offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilized; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate long term investing plan, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration; and the Remuneration Committee’s advisors are Hewitt New Bridge Street. The Remuneration Committee’s terms of reference can be found here:

http://www.ashmoregroup.com/investor-relations/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (CONTINUED)

As of April 30, 2018 (Unaudited)

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2017 was as follows:

	Number of	Variable	Fixed	Total
Fund	Beneficiaries	Remuneration	Remuneration	Remuneration
Ashmore Emerging Markets Total Return Fund	20	£409,320	£34,859	£444,179
Ashmore Emerging Markets Local Currency Bond Fund	20	16,569	2,129	18,698
Ashmore Emerging Markets Corporate Debt Fund	20	104,918	9,435	114,353
Ashmore Emerging Markets Short Duration Fund	20	51,926	4,669	56,595
Ashmore Emerging Markets Active Equity Fund	20	7,419	843	8,262
Ashmore Emerging Markets Small-Cap Equity Fund	20	21,539	2,447	23,986
Ashmore Emerging Markets Frontier Equity Fund	20	35,260	4,006	39,266
Ashmore Emerging Markets Equity Fund	20	6,240	709	6,949
Total AIAL	20	£2,010,863	£179,762	£2,190,625

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of April 30, 2018 (Unaudited)

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

Item 2. Code of Ethics.

Not applicable for this reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for this reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for this reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and

3

procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for this reporting period.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: June 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: June 28, 2018

By	/s/ Chris Tsutsui
Chris Tsutsui, Treasurer
(Principal Financial and Accounting Officer)

Date: June 28, 2018

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